EXHIBIT 10.108
CONFIDENTIAL TREATMENT:

MICRON TECHNOLOGY, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE AFFORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. MICRON TECHNOLOGY, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE INTERESTS EVIDENCED BY THIS DOCUMENT ARE SUBJECT TO RESTRICTIONS ON ASSIGNMENT AND TRANSFER SET FORTH HEREIN. IN ADDITION, THE INTERESTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNTIL REGISTERED OR UNTIL THE BOARD OF MANAGERS HAS RECEIVED AN OPINION OF LEGAL COUNSEL, OR OTHER ASSURANCES SATISFACTORY TO THAT BOARD, THAT AN INTEREST MAY LEGALLY BE SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION, ALL AS PROVIDED IN THIS DOCUMENT.

SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT OF IM FLASH TECHNOLOGIES, LLC BY AND BETWEEN MICRON TECHNOLOGY, INC. AND INTEL CORPORATION April 6, 2012

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ARTICLE 1.	ORGANIZATIONAL MATTERS	1
1.1	The Joint Venture Company	1
1.2	Name	1
1.3	Term	1
1.4	Purpose of the Joint Venture Company; Business	1
1.5	Principal Place of Business; Other Places of Business; Registered Office and Agent	2
1.6	Fictitious Business Name Statement; Other Certificates	2
1.7	Admission of Members	3
1.8	Supply Agreements	3
ARTICLE 2.	CAPITALIZATION	3
2.1	Initial Capital Contributions of the Members	3
2.2	Current Capital Contribution Balances, Interests and Member Debt Financing Amounts	3
2.3	Additional Capital Contributions	4
2.4	Shortfalls in Contributions	7
2.5	Miscellaneous Capital Provisions	9
2.6	Contributions After a Change in Consolidating Member	10
ARTICLE 3.	Member DEBT FINANCING	10
3.1	Optional **** Financing	10
3.2	Other Optional Member Debt Financing	12
3.3	Change In Committed Capital	12
3.4	Change in Consolidating Member	12
3.5	Loans Through Subsidiary	12
ARTICLE 4.	CAPITAL ACCOUNTS AND ALLOCATIONS	13
4.1	Capital Accounts	13
4.2	Allocations of Book Income and Loss	13
4.3	Tax Allocations	13
4.4	Restoration of Negative Balances	13
ARTICLE 5.	DISTRIBUTIONS	13
5.1	Distributions	13
5.2	Withholding Tax Payments and Obligations	14
5.3	Distribution Limitations	14
ARTICLE 6.	MANAGEMENT; BOARD OF MANAGERS	14
6.1	Management Power	14
6.2	Number of Managers; Appointment of Managers	15
6.3	Voting of Managers	16

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6.4	Meetings of the Board of Managers; Quorum	20
6.5	Notice; Waiver	20
6.6	Action Without a Meeting; Meetings by Telecommunications	20
6.7	Alternate Managers	20
6.8	Compensation of Managers	21
ARTICLE 7.	MEMBERS	21
7.1	Rights of Members; Meetings	21
7.2	Limitations on the Rights of Members	22
7.3	Limited Liability of the Members	22
7.4	Voting Rights of Members	23
7.5	Defaulting Member	25
ARTICLE 8.	OFFICERS AND COMMITTEES	25
8.1	Intel Executive Officer	25
8.2	Micron Executive Officer	26
8.3	Chief Financial Officer and Intel Finance Officer	26
8.4	General Provisions Regarding Officers	27
8.5	Manufacturing Committee	27
8.6	Waiver of Fiduciary Duties	28
ARTICLE 9.	EMPLOYEE MATTERS	29
9.1	Joint Venture Company Employees; Seconded Employees	29
9.2	Performance and Removal of Seconded Employees	29
9.3	Forms	30
9.4	Compensation and Benefits	31
ARTICLE 10.	RECORDS, ACCOUNTS AND REPORTS	31
10.1	Books and Records	31
10.2	Access to Information	32
10.3	Operations Reports	33
10.4	Financial Reports	33
10.5	Reportable Events	34
10.6	Tax Information	36
10.7	Tax Matters and Tax Matters Partner	37
10.8	Bank Accounts and Funds	38
10.9	Internal Controls	38
ARTICLE 11.	BUSINESS PLAN	39
11.1	Current Business Plan; Current Budget	39
11.2	Business Plans and Modifications to Approved Business Plans	40
11.3	Expenditures	45

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11.4	Restrictions on Approved Business Plans	45
11.5	Quarterly Business Plan	47
11.6	Operating Plan	47
11.7	Use of Member Names	48
11.8	Insurance	48
11.9	**** Equipment	48
11.10	**** and ****	49
11.11	Special Provisions in Connection with Exercise of Intel Put Option and Micron Call Option	51
ARTICLE 12.	TRANSFER RESTRICTIONS	55
12.1	Restrictions on Transfer	55
12.2	Permitted Transfers	56
12.3	Additional Members	57
12.4	Purchase of Remaining Interest	57
ARTICLE 13.	CERTAIN EXIT RIGHTS AND OBLIGATIONS	59
13.1	Intel Put Option During Scheduled Exercise Period or Upon Member Change of Control	59
13.2	Micron Call Option During Scheduled Exercise Period or Upon Member Change of Control	64
ARTICLE 14.	DISSOLUTION AND LIQUIDATION	66
14.1	Dissolution	66
14.2	No Withdrawal	68
14.3	Auction of Joint Venture Company Assets	68
14.4	Winding Up	68
14.5	Liquidation	69
ARTICLE 15.	EXCULPATION AND INDEMNIFICATION	70
15.1	Exculpation	70
15.2	Indemnification	70
ARTICLE 16.	GOVERNMENTAL APPROVALS	71
16.1	Governmental Approvals	71
ARTICLE 17.	DEADLOCK; OTHER DISPUTE RESOLUTION; EVENT OF DEFAULT	73
17.1	Deadlock	73
17.2	Resolution of Deadlock	74
17.3	Other Dispute Resolution	74
17.4	Mediation	74

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17.5	Event of Default	75
17.6	Specific Performance	75
17.7	Tax Matters	76
ARTICLE 18.	MISCELLANEOUS PROVISIONS	76
18.1	Notices	76
18.2	Waiver	77
18.3	Assignment	77
18.4	Third Party Rights	77
18.5	Choice of Law	77
18.6	Headings	77
18.7	Entire Agreement	77
18.8	Severability	77
18.9	Counterparts	78
18.10	Further Assurances	78
18.11	Consequential Damages	78
18.12	Jurisdiction; Venue	78
18.13	Confidential Information	78
18.14	Certain Interpretive Matters	79

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APPENDICES

Appendix A    Definitions
Appendix B    Tax Matters
Appendix C    Current Managers
Appendix D    Initial Capital Contributions

Appendix E	Current Capital Contribution Balances, Committed Capital, Interests and Member Debt Financing Amounts and Aggregate Distributions
Appendix F    Manufacturing Committee Charter

SCHEDULES
Schedule 1    Insurance
Schedule 2    ****
Schedule 3    Illustrative Determination of Interest Rate
Schedule 4    Certain **** and ****

EXHIBITS
Exhibit A    Form of Optional **** Note
Exhibit B    Form of Other Optional Note
Exhibit C    Form of Put Promissory Note

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SECOND AMENDED AND RESTATED
LIMITED LIABILITY COMPANY OPERATING AGREEMENT
OF
IM FLASH TECHNOLOGIES, LLC
This SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT (this “Agreement”) of IM Flash Technologies, LLC, a Delaware limited liability company (the “Joint Venture Company”), is made and entered into as of this 6th day of April, 2012, by and between Micron Technology, Inc., a Delaware corporation (“Micron”), and Intel Corporation, a Delaware corporation (“Intel”) (Micron and Intel are each referred to individually as a “Member,” and collectively as the “Members”). Capitalized terms used in this Agreement shall have the respective meanings ascribed to such terms in Appendix A to this Agreement or as otherwise provided in Section 18.14.
RECITALS
A.    Micron and Intel previously entered into that certain Amended and Restated Limited Liability Company Operating Agreement of IM Flash Technologies, LLC, dated February 27, 2007 (the “First Amended and Restated Agreement”), which amended and restated that certain Limited Liability Company Operating Agreement of IM Flash Technologies, LLC, dated January 6, 2006 (the “Original Agreement” and, together with the First Amended and Restated Agreement, the “Prior Agreements”).
B.    Micron and Intel desire to amend and restate the terms and conditions of the Prior Agreements as set forth in this Agreement.
ARTICLE 1.
ORGANIZATIONAL MATTERS
1.1    The Joint Venture Company. The Joint Venture Company is a limited liability company organized under the Delaware Limited Liability Company Act (Del. Code Ann. tit. 6 §§ 18-101 et seq.), as amended from time to time (the “Act”), and governed by the terms and conditions set forth in this Agreement. The Joint Venture Company is a Delaware limited liability company as a result of the filing of a certificate of formation (the “Certificate”) in the office of the Delaware Secretary of State in accordance with the Act.
1.2    Name. The name of the Joint Venture Company is “IM Flash Technologies, LLC.”
1.3    Term. The term of the business of the Joint Venture Company shall be perpetual, subject to the termination of the Joint Venture Company in accordance with this Agreement (the “Term”).
1.4    Purpose of the Joint Venture Company; Business. The purpose of the Joint Venture Company shall be (A) to engage, ****, in the business of manufacturing for the Members Designated Technology Memory Products in various forms (including Designated Technology Memory Wafers), NAND Flash Memory Products in various forms (including NAND Flash Memory Wafers) and such

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other forms of memory products as may be determined by the Board of Managers from time to time, and related memory product manufacturing development activities, (B) to enter into any other lawful business, purpose or activity in which a limited liability company may be engaged under Applicable Law (including the Act), as the Members may determine from time to time, subject to and in accordance with the terms and conditions of this Agreement, and (C) to enter into any lawful transaction and engage in any lawful activities in furtherance of the foregoing purposes and as may be necessary or incidental to, connected with or arising out of the foregoing purposes in accordance with the terms and conditions of this Agreement; provided, however, that a Member having an Economic Interest above **** percent (****%) may, in its sole discretion, include the manufacture of other forms of memory products in the purpose of the Joint Venture Company (other than (i) **** if such Member is Intel and (ii) Intel **** if such Member is Micron), so long as the amount, delivery schedule, pricing and terms of the other Member's supply of Joint Venture Products remain as they existed immediately prior to the time at which the decision to include the manufacture of such other forms of memory products is made.
1.5    Principal Place of Business; Other Places of Business; Registered Office and Agent.
(A)    The principal place of business and mailing address of the Joint Venture Company shall be IM Flash Technologies, LLC, 1550 East 3400 North, Lehi, Utah 84043, or such other address within or outside of the State of Delaware as the Board of Managers may from time to time designate. The Board of Managers may change the principal place of business of the Joint Venture Company to such other place or places within or outside the State of Delaware as the Board of Managers may from time to time determine, in its sole and absolute discretion and, if necessary, the Board of Managers shall cause the Certificate to be amended in accordance with the applicable requirements of the Act to effectuate the change in the principal place of business.
(B)    Subject to Section 11.4, the Joint Venture Company may maintain offices and places of business at such other place or places within or outside the State of Delaware as the Board of Managers may deem to be advisable.
(C)    The registered office of the Joint Venture Company in the State of Delaware shall be Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, and the registered agent for service of process at such registered office shall be The Corporation Trust Company. The registered office and the registered agent may be changed from time to time by the Board of Managers, by causing the prescribed form, accompanied by the requisite filing fee, to be filed with the Delaware Secretary of State in accordance with the Act.
1.6    Fictitious Business Name Statement; Other Certificates. The Authorized Officers shall, from time to time, cause the Joint Venture Company to be registered as a foreign limited liability company and to file fictitious or trade name statements or certificates in those jurisdictions and offices as the Board of Managers considers necessary or appropriate. The Joint Venture Company may engage in business activities under any fictitious business names selected by the Board of Managers. The Authorized Officers shall, from time to time, file or cause to be filed certificates of amendment, certificates of cancellation, or other certificates as the Board of Managers reasonably considers necessary or appropriate under the Act or under the laws of any jurisdiction in which the Joint Venture Company is doing business to establish and continue the Joint Venture Company as a limited liability company or to protect the limited liability of the Members.

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1.7    Admission of Members. Intel and Micron hereby confirm and agree to their status as Members of the Joint Venture Company upon the execution of this Agreement.
1.8    Supply Agreements. Intel and Micron have entered into the Supply Agreements with the Joint Venture Company pursuant to which, subject to the terms and conditions set forth in the applicable Supply Agreement, each Member shall purchase from the Joint Venture Company, and the Joint Venture Company shall supply to each Member, a percentage, equal to (a) such Member's Sharing Interest, of the Joint Venture Company's output of Products that are NAND Flash Memory Wafers, and (b) such Member's Sharing Interest, of the Joint Venture Company's output of Products that are Designated Technology Memory Wafers; provided, however, that, subject to the terms and conditions set forth in the applicable Supply Agreement, the mix of type of Products (i.e., NAND Flash Memory Wafers or Designated Technology Memory Wafers) each Member shall purchase from the Joint Venture Company, and the Joint Venture Company shall supply to each Member, pursuant to the foregoing shall include a percentage, equal to such Member's Sharing Interest, of the Products manufactured utilizing each Process Technology Node then in use at the Joint Venture Company.
ARTICLE 2.
CAPITALIZATION
2.1    Initial Capital Contributions of the Members.
(A)    Intel Initial Capital Contribution. The Members acknowledge and agree that Intel delivered to the Joint Venture Company all of the Intel Initial Contributed Assets, as identified on Appendix D. These transactions shall be treated by Intel and the Joint Venture Company as the Initial Capital Contribution by Intel of the Intel Initial Contributed Assets in the manner and with a value as set forth on Appendix D.
(B)    Micron Initial Capital Contribution. The Members acknowledge and agree that Micron delivered to the Joint Venture Company all of the Micron Initial Contributed Assets, as identified on Appendix D. These transactions shall be treated by Micron and the Joint Venture Company as the Initial Capital Contribution by Micron of the Micron Initial Contributed Assets in the manner and with a value as set forth on Appendix D.
2.2    Current Capital Contribution Balances, Interests and Member Debt Financing Amounts. The Members acknowledge and agree that their respective Capital Contribution Balances (including the dates and amounts of each Capital Contribution made but not yet reflected in the calculation of such Member's Sharing Interest), Committed Capital, Percentage Interests, Economic Interests, Sharing Interests, the amount, if any, of Member Debt Financing owed to each Member and the amount of distributions made to each Member under Section 5.1, in each case as of the date hereof, are set forth on Appendix E.

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2.3    Additional Capital Contributions.
(A)    Mandatory **** Capital Contributions. In addition to all Capital Contributions made prior to the date of this Agreement, each Member shall make Capital Contributions to the Joint Venture Company equal to its **** Mandatory **** Capital Contributions; provided, however, that in no event shall (1) Intel be permitted or obligated to make Mandatory **** Capital Contributions in the aggregate in excess of the Intel Maximum Mandatory Capital Amount, (2) Micron be permitted or obligated to make Mandatory **** Capital Contributions in the aggregate in excess of the Micron Maximum Mandatory Capital Amount; or (3) either Member be permitted or obligated to make Mandatory **** Capital Contributions after the date (if any) on which **** expressly determines in good faith that **** are either (x) **** or (y) **** (it being understood and agreed that (i) no such determination shall be deemed effective for purposes of this paragraph (A) unless it is set forth in a written resolution of **** that is executed by ****, including **** appointed thereto by each Member and (ii) no such determination shall be deemed not to have been made in good faith (and, accordingly, no Member may delay or otherwise withhold, or be excused from, any Mandatory **** Capital Contribution otherwise required to be made by it under this paragraph (A)), unless and until a court of competent jurisdiction has finally determined that the other Member's **** made his or her determination as to **** (or failed to make a determination as to ****) not in good faith. If such a court finally determines that a Member's **** made his or her determination **** (or failed to make a determination as to ****) not in good faith, such Member shall pay to the other Member, as its exclusive remedy, an amount determined by such other Member not to exceed the sum of (x) all or a part of the amount of Mandatory **** Capital Contributions made by such other Member after such act (or failure to act) by such appointee, (y) all fees, costs and expenses, including attorneys fees and court costs, incurred by such other Member in obtaining such final court determination, and (z) interest on the foregoing at a rate equal to ****% per annum, compounded annually, in which case, from and after the date on which such payment is made, the Capital Contributions, Committed Capital and Capital Contribution Balance of the Member making such payment shall be increased, and the Capital Contributions, Committed Capital and Capital Contribution Balance of the Member receiving such payment shall be decreased, by the amount determined in clause (x)). Except to the extent otherwise provided in the proviso in the immediately preceding sentence, Mandatory **** Capital Contributions shall be made in quarterly installments on the twenty-fifth (25th) day of each Fiscal Quarter of the Joint Venture Company (or if such day is not a Business Day, then on the next Business Day after such day) in amounts equal to the sum of (a) the **** Capital Expenditures for the remainder of the Fiscal Quarter in which the Mandatory **** Capital Contributions are made and (b) the **** Capital Expenditures for the first twenty-five (25) days of the upcoming Fiscal Quarter (or if such day is not a Business Day, then through the next Business Day after such day), in the case of each of clauses (a) and (b), as set forth in the Approved Business Plan in effect at the time of such contribution.
(B)    Optional Capital Contributions. Except as mutually agreed in writing by both Members, each Member may, but shall not be required to, make Capital Contributions (other than Mandatory **** Capital Contributions) to the Joint Venture Company equal to its **** as set forth in the Annual Budget included in the Approved Business Plan for the Fiscal Year in which the contributions are to be made. Any such Capital Contributions shall be made in quarterly installments on the twenty-fifth (25th) day of each Fiscal Quarter of the Joint Venture Company (or if such day is not a Business Day, then on the next Business Day after such day) in an amount equal to the sum of (a) the amounts of

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such Capital Contributions scheduled for the remainder of the Fiscal Quarter in which such Capital Contributions are made and (b) the amounts of such Capital Contributions scheduled for the first twenty-five (25) days of the upcoming Fiscal Quarter (or if such day is not a Business Day, then through the next Business Day after such day), in the case of each of clauses (a) and (b), as set forth in the Approved Business Plan in effect at the time of such contribution. Such contributed funds are hereinafter referred to as the “Optional Capital Contributions” and, together with the Mandatory **** Capital Contributions, the “Additional Capital Contributions.”
(C)    No Other Contributions. Except as set forth in Section 2.3(A), as set forth in the Joint Venture Documents and for such other contributions as the Members may agree in writing shall be required, no Member shall be required to make any Capital Contributions to the Joint Venture Company, and, except for the contributions contemplated by Sections 2.3(B) and 2.4, contributions set forth in the Joint Venture Documents and such other contributions as the Members may agree in writing may be made (and except for **** Contributions and any deemed contributions of amounts outstanding under Member Notes), no additional Capital Contribution to the Joint Venture Company shall be made by either Member without the consent of the other Member (it being acknowledged and agreed that, to the extent a Member fails to make an Optional Capital Contribution within one (1) Business Day of the time provided therefor in Section 2.3(B), such Member shall have no further right to make such Optional Capital Contribution).
(D)    Coordination. The Members shall coordinate with each other regarding, and provide each other with advance written notice of, the timing of their delivery of each Additional Capital Contribution.
(E)    Partial Contributions. In the event that any Member determines to contribute less than its **** of any Additional Capital Contribution, such Member shall provide notice of such determination specifying the amount of such Additional Capital Contribution it intends to make, if any. Such notice shall be provided to the Joint Venture Company and to the other Member as soon as practicable after such determination is made, but in any event not less than ten (10) Business Days prior to the date such Additional Capital Contribution is to be made. Any failure or delay in providing such notice shall not affect any right of any Member to refrain from providing such Additional Capital Contribution, nor shall it result in any liability for damages. To the extent that a Member contributes less than its **** of any Additional Capital Contribution for a given Fiscal Quarter, the other Member shall have the right to reduce its contribution proportionately. In the event that such other Member has already remitted any amount in respect of its Additional Capital Contribution, the Joint Venture Company shall, upon such other Member's request (which request must be delivered in writing within fifteen (15) days after the date the Additional Capital Contribution was due) and at its option, (i) return such amount and treat such amount as never having been contributed or (ii) deem all or a portion of such contribution to be Member Debt Financing hereunder. Any amount so requested to be returned or refunded shall be remitted to the requesting Member immediately by wire transfer of immediately available funds. The amount contributed for such Fiscal Quarter by the non-contributing Member (and the other Member, if its contribution is proportionately reduced) shall be applied in the following order:

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(1)    First, to satisfy the obligation of such Member to contribute its **** of any Mandatory **** Capital Contribution for such Fiscal Quarter; and
(2)    Second, the remainder, if any, to fulfill the Member's **** of the amount, if any, of any Optional Capital Contribution for such Fiscal Quarter.
(F)    Priority of Contributions. Each Member shall contribute its **** of the cumulative aggregate Mandatory **** Capital Contributions theretofore due (and shall pay any interest accrued thereon at the rate provided in Section 2.4(A)(3) as a result of such Member's failure to make such contributions at the times and in the amounts required pursuant to Section 2.3(A)) other than any Mandatory **** Capital Contributions as to which the obligation to contribute has been terminated pursuant to Section 2.4(A)(2), before it may make any Optional Capital Contributions or provide any Member Debt Financing; provided, however, that for purposes of this Section 2.3(F), a Member's **** of an Additional Capital Contribution shall be deemed to exclude any shortfall of a Mandatory **** Capital Contribution (1) for which the Joint Venture Company, or the other Member acting on its behalf, has not demanded payment or pursued any claim for payment and (2) any portion of which the Member is restricted from contributing, or the Joint Venture Company is restricted from paying, under Article 2 or Article 3.
(G)    Interim Loan. Each remittance of funds in respect of a Member's **** of an Additional Capital Contribution pursuant to this Section 2.3 shall, upon receipt by the Joint Venture Company of such funds, be deemed to be a loan (which shall bear no interest) to the Joint Venture Company of the entire amount so delivered. Upon the earlier to occur of (x) the date on which both Members have remitted funds in respect of their respective **** of such Additional Capital Contribution and (y) the date such Additional Capital Contribution was specified to be made pursuant to Section 2.3(A) or (B):
(1)    if both Members have remitted amounts equal to their respective **** of the Additional Capital Contribution in full, all such amounts shall be deemed Additional Capital Contributions (whereupon the respective amounts remitted by the Members shall no longer be deemed loans and shall be added to the Members' respective Capital Contribution Balances);
(2)    if there is a Shortfall Amount, the amount actually remitted by the Non-Funding Member shall be deemed an Additional Capital Contribution by such Member (and such amount shall no longer be deemed a loan and shall be added to the Non-Funding Member's Capital Contribution Balance), and a portion of the amount actually remitted by the Funding Member equal to the product of (a) the Funding Member's **** of such Additional Capital Contribution (whether or not contributed in full) multiplied by (b) a fraction, the numerator of which is the amount actually remitted by the Non-Funding Member and the denominator of which is the Non-Funding Member's **** of the Additional Capital Contribution shall be deemed an Additional Capital Contribution (and such amount shall be added to the Funding Member's Capital Contribution Balance). In such event, the remainder of the amount remitted by the Funding Member shall continue to be a loan to the Joint Venture Company until: (i) the return of all or a portion of such remaining funds upon the receipt by the Joint Venture Company of instructions from such Member to return all or a portion of such funds to the Member pursuant to Sections 2.3(E), 2.4(A)(1) or 2.4(B); (ii) the Funding Member instructs the Joint Venture

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Company to deem all or a portion of such remaining funds an Additional Capital Contribution (whereupon all or such portion of such funds shall be added to the Member's Capital Contribution Balance); or (iii) the Funding Member instructs the Joint Venture Company to deem all or a portion of such funds to be Member Debt Financing; provided that if the Joint Venture Company has not received instructions pursuant to subparagraphs (i), (ii) or (iii) above within ten (10) days of the date the applicable Additional Capital Contribution was due, the Joint Venture Company shall contact such Member to request such instruction.
2.4    Shortfalls in Contributions.
(A)    Mandatory **** Capital Contribution Shortfall.
(1)    If a Member fails to remit in full its **** of any Mandatory **** Capital Contribution, at the time and in the amount required pursuant to Section 2.3(A), the other Member, if it has remitted its **** of such Mandatory **** Capital Contribution, may, at its election, (a) require that the Joint Venture Company return the remitting Member's share of such Mandatory **** Capital Contribution to such remitting Member in part or in full, (b) make a Capital Contribution to the Joint Venture Company of any or all of the shortfall, (c) provide Optional **** Financing in accordance with Section 3.1 or (d) do none of the foregoing.
(2)    To the extent the other Member elects to contribute or loan the shortfall pursuant to Section 2.4(A)(1)(b) or (c) above, such other Member may elect, by written notice to the Joint Venture Company and the non-contributing Member, to terminate the right and obligation of the non-contributing Member to contribute any unpaid portion of such non-contributing Member's **** of the Mandatory **** Capital Contribution that the non-contributing Member failed to pay.
(3)    The other Member, if it has remitted its **** of the Mandatory **** Capital Contribution, may direct the Joint Venture Company under Section 7.5 to (or may, on behalf of the Joint Venture Company) demand payment and pursue a claim against the non-contributing Member for payment. The non-contributing Member shall be obligated to pay interest (which interest shall not be treated as a Capital Contribution) on such uncontributed amount at **** (as in effect on the date such contribution was scheduled to be made and adjusted every ****), compounded ****, from the date such Mandatory **** Capital Contribution is due until the date it is paid. The Member that did not make a Mandatory **** Capital Contribution it was required to make under the terms of this Agreement shall pay to the Joint Venture Company and the other Member all costs, including attorneys' fees, incurred by the Joint Venture Company and the other Member, respectively, in pursuing such claim for payment (which payments shall not be treated as Capital Contributions). Such Member shall not be liable for any additional damages. If the Joint Venture Company recovers against the non-contributing Member, the funds collected from the non-contributing Member shall be applied first to the payment in full of costs theretofore incurred by the Joint Venture Company or the other Member in the pursuit of the claim for payment against the non-contributing Member (and such amount shall not be treated as a Capital Contribution), then to all accrued but unpaid interest on such payment (and such amount shall not be treated as a Capital Contribution) and then to the payment of the delinquent portion of the Mandatory **** Capital Contribution (and such amount shall be added to the Capital

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Contribution Balance of the non-contributing Member). In addition, upon such payment by the non-contributing Member, (a) if a related Optional **** Shortfall Note is then outstanding, the provisions of Section 3.1(D) (subject to Section 3.1(E)) shall apply and (b) if no related Optional **** Shortfall Note is then outstanding, but the other Member has remitted to the Joint Venture Company the amount that the non-contributing Member was required to make, then the Joint Venture Company shall immediately refund to the contributing Member an amount equal to the non-contributing Member's payment that was treated as a Capital Contribution, and the Capital Contribution Balance of the contributing Member shall be reduced by such amount.
(4)    If, after a failure by a Member to timely make a Capital Contribution of its **** of a Mandatory **** Capital Contribution that it was required to make under the terms of this Agreement, such Member wishes to make any payment with respect to such portion of the Mandatory **** Capital Contribution (and the ability to make such contribution has not been terminated pursuant to Section 2.4(A)(2)), the Joint Venture Company, with the consent of the other Member (which consent shall not be necessary if an action to collect such amount has been commenced by or at the direction of such other Member), shall accept such payment and apply it first to the payment in full of costs theretofore incurred by the Joint Venture Company or the other Member in the pursuit of a claim for payment against the non-contributing Member (and such amount shall not be treated as a Capital Contribution), then to all accrued but unpaid interest on such payment (and such amount shall not be treated as a Capital Contribution) and then to the payment of the delinquent portion of the Mandatory **** Capital Contribution (and such amount shall be added to the Capital Contribution Balance of such Member). In addition, upon such payment by the non-contributing Member, (a) if a related Optional **** Shortfall Note is then outstanding, the provisions of Section 3.1(D) (subject to Section 3.1(E)) shall apply and (b) if no related Optional **** Shortfall Note is then outstanding, but the other Member has remitted to the Joint Venture Company the amount that the non-contributing Member was required to make, then the Joint Venture Company shall immediately refund to the contributing Member an amount equal to the non-contributing Member's payment that was treated as a Capital Contribution, and the Capital Contribution Balance of the contributing Member shall be reduced by such amount.
(5)    Notwithstanding any provision hereof to the contrary, the failure by a Member to contribute in **** of any Mandatory **** Capital Contribution shall not constitute a Liquidating Event.

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(B)    Optional Capital Contribution Shortfall. If a Member does not remit **** of any Optional Capital Contribution, at the time and in the full amount permitted pursuant to Section 2.3(B), the other Member, if it has remitted its **** of such Optional Capital Contribution may, at its election, (a) require that the Joint Venture Company return the remitting Member's share of such Optional Capital Contribution to the remitting Member in part or in full, (b) make a Capital Contribution to the Joint Venture Company of any or all of the shortfall, (c) provide Other Optional Financing in accordance with Section 3.2 or (d) do none of the foregoing.
2.5    Miscellaneous Capital Provisions.
(A)    Capital Contributions shall be credited to the Capital Account of the contributing Member to the extent provided in Article 4 of this Agreement.
(B)    No interest shall be paid to a Member on Capital Contributions. A Member shall not be entitled to withdraw any of its Capital Contributions except as provided in Sections 2.3(E) or 2.4.
(C)    Except as otherwise provided in Article 14 or as otherwise agreed in writing by the Members, a Member receiving a return of all or any portion of its Capital Contribution shall have no right to receive a particular type of property or a particular asset.
(D)    Any Capital Contributions to the Joint Venture Company to be made in cash shall be made by the Members by wire transfer of immediately available funds to the Joint Venture Company or its designated agent.
(E)    Except as otherwise provided in Section 2.4 or Article 3 or for trade credit for services or goods provided by a Member to the Joint Venture Company under any Joint Venture Document or any other agreement that has been approved as required in this Agreement, no Member shall advance funds or make loans to the Joint Venture Company without the approval of the Board of Managers. Any such approved advances or loans by a Member shall not be Capital Contributions and shall not result in any increase in the amount of such Member's Capital Contribution Balance or entitle such Member to any increase in its Percentage Interest, except as otherwise provided in Section 2.4 or Article 3. The amount of such advances or loans shall be a debt of the Joint Venture Company to such Member and (unless such loan is subject to a written guaranty or other written agreement governing the liability of another party with respect thereto) shall be payable or collectible only out of the assets of the Joint Venture Company.
(F)    Except as provided in Section 5.2(C), the Joint Venture Company shall not make loans to, or guaranty any indebtedness of, any Member or any other Person; provided, however, that the provisions of this Section 2.5(F) shall not prohibit the Joint Venture Company from providing payment terms to the Members for Joint Venture Products manufactured by the Joint Venture Company on behalf of the Members pursuant to any Joint Venture Document or any other agreement that has been approved as provided in this Agreement.

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2.6    Contributions After a Change in Consolidating Member. Notwithstanding anything in this Article 2 to the contrary, following a Change in Consolidating Member:
(A)    with respect to any Additional Capital Contribution, (1) the amount of the **** Member's **** that the **** Member is required or permitted to make pursuant to this Article 2 shall be reduced to the amount that would not result in the occurrence of **** Member or in the reduction of the **** Member's Economic Interest below the lesser of ****% and the **** Member's then-existing Economic Interest, and (2) the **** Member shall become entitled to contribute the **** Contribution Amount; provided, however, that if the **** Member fails to make such Additional Capital Contribution (or provide Member Debt Financing, if applicable) in an amount equal to the full **** Contribution Amount then the limitations set forth in this Section 2.6(A) shall not apply with respect to such Additional Capital Contribution; and
(B)    any payment by the Joint Venture Company to such **** Member shall not equal or exceed the amount that would result in the occurrence of **** Member or in the reduction of the **** Member's Economic Interest below the lesser of ****% and the **** Member's then-existing Economic Interest.
ARTICLE 3.
MEMBER DEBT FINANCING
3.1    Optional **** Financing.
(A)    In the event of a Shortfall Amount in respect of a Mandatory **** Capital Contribution, the Funding Member may, in its sole discretion, elect to extend Member Debt Financing to the Joint Venture Company (the “Optional **** Financing”) consisting of all or a portion of the Shortfall Amount and the related Funding Member Portion of such Mandatory **** Capital Contribution (the aggregate amount so loaned, the “Optional **** Loan Amount”).
(B)    In exchange for the Optional **** Financing, the Joint Venture Company shall issue to the Funding Member two convertible notes, one having a principal amount equal to the amount loaned by the Funding Member in respect of the Shortfall Amount (the “Optional **** Shortfall Note”) and the other having a principal amount equal to the Funding Member Portion (the “Optional **** Equalization Note” and, together with the related Optional **** Shortfall Note, the “Optional **** Notes”), in the form attached hereto as Exhibit A.
(C)    The Optional **** Shortfall Notes issued in accordance with this Section 3.1 will mature on the **** and shall bear interest at **** (as in effect on the issue date thereof and adjusted every ****), compounded ****. The Optional **** Equalization Notes issued in accordance with this Section 3.1 shall bear **** interest and will mature on the ****. The Optional **** Notes shall be convertible at any time. Upon conversion of the Optional **** Notes by the Funding Member, the sum of (a) the unpaid principal of and accrued interest on the Optional **** Shortfall Note and (b) the unpaid principal of the Optional **** Equalization Note shall be added to the Capital Contribution Balance of the Funding Member.

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(D)    If the Joint Venture Company or the Funding Member, on the Joint Venture Company's behalf, demands payment and determines to pursue a collection action with respect to the Non-Funding Member's failure to deliver the Shortfall Amount relating to the Mandatory **** Capital Contribution and the Joint Venture Company recovers from the Non-Funding Member, the funds collected from the Non-Funding Member shall be applied first to the payment to the Joint Venture Company and the Funding Member, in full of the costs theretofore incurred by the Joint Venture Company or the Funding Member, respectively, in the pursuit of the claim for payment against the Non-Funding Member (and such amount shall not be treated as a Capital Contribution), then to all accrued but unpaid interest on such payment (and such amount shall not be treated as a Capital Contribution) and then to the payment of an Optional **** Shortfall Note to the extent funds are available. At such time, the following shall occur: (1) a portion of the Make-Up Contribution recovered from the Non-Funding Member equal to the principal balance of the Optional **** Shortfall Note so repaid shall be deemed to be a Capital Contribution by the Non-Funding Member, and such amount shall be added to the Capital Contribution Balance of the Non-Funding Member and (2) a percentage of the outstanding principal balance of the related Optional **** Equalization Note equal to the percentage of the principal balance of the Optional **** Shortfall Note repaid shall convert into a Capital Contribution by the Funding Member, and such amount shall be added to the Capital Contribution Balance of the Funding Member.
(E)    To the extent a distribution of cash is available in accordance with Section 5.1 at any time to make payments on any Optional **** Notes, if the Funding Member elects to receive such payments, by written notice executed by its chief executive officer and delivered to the Joint Venture Company prior to the making of the distribution under Section 5.1, the Joint Venture Company shall make payments on the outstanding principal of and accrued interest on the Optional **** Shortfall Notes (with any such payment being applied first to the payment in full of accrued interest and then, to the extent of any remaining amount of such payment, to the repayment of principal) and the outstanding principal of the Optional **** Equalization Notes; provided, however, that any payment by the Joint Venture Company on the unpaid principal on an Optional **** Shortfall Note must be accompanied by a payment by the Joint Venture Company of an equal percentage of the unpaid principal of the related Optional **** Equalization Note. Upon the Funding Member's receipt of funds from the Joint Venture Company, the portion of the Optional **** Shortfall Note and related Optional **** Equalization Note that was paid by the Joint Venture Company shall no longer be outstanding.
3.2    Other Optional Member Debt Financing.
(A)    In the event of a Shortfall Amount in respect of an Optional Capital Contribution, the Funding Member may, in its sole discretion, elect to extend Member Debt Financing to the Joint Venture Company (the “Other Optional Financing”), consisting of all or a portion of the Shortfall Amount and the related Funding Member Portion of such **** Capital Contribution.
(B)    In exchange for the Other Optional Financing, the Joint Venture Company shall issue to the Funding Member a convertible note (the “Other Optional Shortfall Note”), in the form attached hereto as Exhibit B. The Other Optional Shortfall Note shall bear **** interest, shall mature on the **** and shall be convertible at any time.

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3.3    Change In Committed Capital. Each time there is a change in a Member's Committed Capital, as a result of the making of a Capital Contribution or a loan evidenced by a Member Note, a payment on a Member Note, or otherwise, each Member's respective Percentage Interest, Economic Interest and Sharing Interest shall be immediately recalculated in accordance with the definitions of such terms, taking into account any delay provided for in the definition of Sharing Interest; provided, however, that in accordance with Section 2.3(G) an adjustment to the Percentage Interests of the Members relating to any funds remitted in respect of an Additional Capital Contribution to be made pursuant to Article 2 shall be made when contemplated by Section 2.3(G).
3.4    Change in Consolidating Member. Following a Change in Consolidating Member (as a result of which the Non-Funding Member becomes the Former Consolidating Member), any (A) Make-Up Contribution made by the Non-Funding Member to the Joint Venture Company or (B) payment on a Member Note by the Joint Venture Company from excess funds available in accordance with Section 5.1 shall not equal or exceed the amount that would result in the occurrence of another Change in Consolidating Member or in the reduction of the Consolidating Member's Economic Interest below the lesser of ****% and the Consolidating Member's then-existing Economic Interest.
3.5    Loans Through Subsidiary. Notwithstanding any provision of this Article 3, in lieu of providing any Member Debt Financing permitted or required of a Member, such Member may elect to provide such Member Debt Financing through a Wholly-Owned Subsidiary of such Member; provided, however, that the Member, rather than such Wholly-Owned Subsidiary of the Member, shall own the Economic Interest, Sharing Interest and Committed Capital related to such Member Debt Financing and shall have all rights against the Joint Venture Company related to such Member Debt Financing.
ARTICLE 4.
CAPITAL ACCOUNTS AND ALLOCATIONS
4.1    Capital Accounts. Each Member shall have a capital account maintained in accordance with the terms of Article 2 of Appendix B to this Agreement (a “Capital Account”).
4.2    Allocations of Book Income and Loss. Book income and Book loss for any Fiscal Year shall be allocated to the Members in the manner provided in Article 3 of Appendix B.
4.3    Tax Allocations. All items of income, gain, loss, and deduction shall be allocated among the Members for federal income tax purposes in the manner provided in Article 4 of Appendix B.
4.4    Restoration of Negative Balances. No Member with a deficit balance in its Capital Account shall have any obligation to the Joint Venture Company, to any other Member or to any third party to restore or repay said deficit balance. This Section 4.4 shall not affect any of the other rights or obligations of the Members under this Agreement or any other agreement.

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ARTICLE 5.
DISTRIBUTIONS
5.1    Distributions.
(A)    Subject to Articles 6, 7 and 14 and the provisions of the Act, and after giving effect to all Capital Contributions or Member Debt Financing, if any, to be made on the same date under Article 2 and Article 3, respectively, the Joint Venture Company shall make distributions of cash to the Members, as set forth in this Section 5.1(A), on a **** basis on the **** day of each Fiscal **** (or if such day is not a Business Day, then on the first Business Day after such day) in an amount equal to the Distribution Amount at such time; provided, however, that the Board of Managers shall cause the Joint Venture Company to use any cash available for distribution as follows:
(1)    first, to pay in full all amounts outstanding under any outstanding Member Notes (provided any holder thereof has requested such payment by written notice executed by its chief executive officer and delivered to the Joint Venture Company prior to the distribution thereof under this Section 5.1); and
(2)    second, to make distributions pro rata to the Members in accordance with their respective Sharing Interests (as such Sharing Interests are determined immediately after any payments made under Section 5.1(A)(1)).
(B)    Distributions of cash are only to be made to the extent cash is available to the Joint Venture Company without requiring the sale of Joint Venture Company assets (other than in the ordinary course of business) or the pledge of Joint Venture Company assets at a time or on terms that the Board of Managers believes are not in the best interests of the Joint Venture Company.
5.2    Withholding Tax Payments and Obligations. In the event that withholding taxes are paid or required to be paid in respect of payments made to or by the Joint Venture Company, or allocations to a Member, such withholding shall be treated as follows:
(A)    Payments to the Joint Venture Company. If the Joint Venture Company receives proceeds in respect of which a tax has been withheld, the Joint Venture Company shall be treated as having received cash in an amount equal to the amount of such withheld tax, and, for all purposes of this Agreement, each Member shall be treated as having received a distribution pursuant to Section 5.1 equal to the portion of the withholding tax allocable to such Member, as reasonably determined by the Board of Managers. Such amounts shall not be treated as Joint Venture Company expenses.
(B)    Payments by the Joint Venture Company. The Joint Venture Company is authorized to withhold, and the Tax Matters Partner shall take any actions reasonably necessary to withhold, from any payment made to, or any distributive share of, a Member any taxes required by law to be withheld, and in such event, such taxes shall be treated as if an amount equal to such withheld taxes had been distributed to such Member pursuant to Section 5.1 (or, as provided in Section 5.2(C), loaned to such Member).

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(C)    Certain Withheld Taxes Treated as Demand Loans. Any taxes withheld pursuant to Sections 5.2(A) or 5.2(B) hereof shall be treated as if distributed to the relevant Member pursuant to Section 5.1 to the extent an amount equal to such withheld taxes would then be distributable to such Member, and, to the extent in excess of such distributable amounts, as a demand loan payable by the Member to the Joint Venture Company with interest at a rate equal to **** (or, if less, the maximum rate allowed by law), compounded and adjusted ****, commencing five (5) days after written demand therefor on behalf of the Joint Venture Company is made by any other Member.
5.3    Distribution Limitations. Notwithstanding anything in this Agreement to the contrary, the Joint Venture Company shall not make any distribution of cash or other property to any Member to the extent the distribution would violate any agreement to which the Joint Venture Company or any of its Subsidiaries is a party or by which it or any of them is bound.
ARTICLE 6.
MANAGEMENT; BOARD OF MANAGERS
6.1    Management Power. Except as specifically provided in Article 7, Article 8, and Sections 11.2, 11.3 and 11.4, the business, property, affairs and operations, including the control over the details of the manufacturing process, of the Joint Venture Company shall be managed by or under the direction of a board of Managers (the “Board of Managers”), and, except as provided in Article 7, Article 8 and Sections 11.2, 11.3 and 11.4, no Member shall have any right to participate in or exercise control or management power over the business and affairs of the Joint Venture Company or otherwise to bind, act or purport to act on behalf of the Joint Venture Company in any manner. Subject to the limitations set forth in this Agreement, the Board of Managers shall have all the rights and powers that may be possessed by a manager under the Act, including the power to incur indebtedness for trade payables and equipment leases, the power to enter into agreements and commitments of all kinds, the power to manage, acquire and dispose of Joint Venture Company assets, and all ancillary powers necessary or convenient as to the foregoing. No individual Manager, in his or her capacity as such, may act on behalf of the Board of Managers or bind the Joint Venture Company.
6.2    Number of Managers; Appointment of Managers.
(A)    The Board of Managers shall consist of six (6) individuals (each such individual, a “Manager”). Subject to Section 6.2(B), one half of the Managers shall be appointed by Micron and one half of the Managers shall be appointed by Intel. The Managers appointed by Micron as of the date hereof are listed on Appendix C, and the Managers appointed by Intel as of the date hereof are listed on Appendix C. Each Member having the right to appoint a Manager or Managers in accordance with this Section shall also have the right, in its sole discretion, to remove such Manager or Managers at any time by delivery of written notice to the other Member(s) and the Joint Venture Company. Any vacancy in the office of a Manager for any reason other than pursuant to Section 6.2(B) (including as a result of such Manager's death, resignation, retirement or removal pursuant to this Section) shall be filled by the Member that appointed the relevant Manager. Unless a Manager resigns, dies, retires or is removed in accordance with this Section, each Manager shall hold office until a successor shall have been duly appointed by the Member that appointed such Manager.

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(B)    Effect of Change in Percentage Interest on Managers. While a Member's Percentage Interest is below **** percent (****%) but at least **** percent (****%), the number of Managers such Member is entitled to appoint to the Board of Managers shall be reduced to ****, and the number of Managers the other Member is entitled to appoint to the Board of Managers shall be increased to ****. While a Member's Percentage Interest is below **** percent (****%) but at least **** percent (****%), the number of Managers such Member is entitled to appoint to the Board of Managers shall be reduced to ****, and the number of Managers the other Member is entitled to appoint to the Board of Managers shall be increased to ****. While a Member's Percentage Interest is below **** percent (****%), the number of Managers such Member is entitled to appoint to the Board of Managers shall be reduced to ****, and the other Member shall be entitled to appoint **** Managers to the Board of Managers; provided, however, that the Member with a Percentage Interest of less than **** percent (****%) shall be entitled to designate, from time to time, an individual who shall not be a member of, and shall have no right to vote at any meeting of, the Board of Managers, but who shall have the right to receive notice of, attend, and act as an observer for such Member at, any meeting of the Board of Managers, and who shall receive all materials delivered to the Board of Managers in connection with any such meetings. If either Member's Percentage Interest should be below any of the threshold levels set forth above and if such Member (the “Appointing Member”) then has more designees serving on the Board of Managers than the number to which it is entitled, such Appointing Member shall immediately identify by written notice to the other Member the designee or designees on the Board of Managers that will cease serving on the Board of Managers and each such designee shall thereupon cease to be a Manager or member of the Board of Managers. If such Appointing Member fails to make such designation within five (5) Business Days after written demand by the other Member, the other Member may designate by written notice to the Appointing Member one or more (as appropriate) of the Appointing Member's designees on the Board of Managers that will cease serving on the Board of Managers and each such designee shall thereupon cease to be a Manager or member of the Board of Managers. The other Member who is entitled to appoint one or more additional Managers to serve on the Board of Managers may immediately appoint such additional Managers by written notice to the other Member designating such Managers. Similarly, if a Member whose Percentage Interest fell below any threshold level set forth in this Section 6.2(B) subsequently increases its Percentage Interest above any such level, the process shall be reversed.
(C)    Chairman of the Board of Managers. Until the end of the Fiscal Year ending in 2007, Micron had the right to designate one of its designated Managers as chairman of the Board of Managers (the “Chairman”), and thereafter, for each subsequent Fiscal Year of the Joint Venture Company, the right to designate the Chairman (from among its designated Managers) alternated, and shall continue to alternate, between Intel and Micron; provided, however, that while the Percentage Interest of a Member is below **** percent (****%), the Chairman of the Board will be appointed by the other Member. The Chairman shall preside at all meetings of the Board of Managers and shall have such other duties and responsibilities as may be assigned to him or her by the Board of Managers. The Chairman may delegate to any Manager authority to chair any meeting, either on a temporary or a permanent basis. The Chairman must include any item submitted by a Member or Manager for consideration at a meeting of the Board of Managers, may not cut off debate on any matter being considered by the Board of Managers and shall call for a vote on any matter at the request of any Manager, including any matter described in Section 6.3(B).

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(D)    Presence of Certain Officers at Meetings of Board of Managers. Each of the Authorized Officers, each of whom shall not be a member of the Board of Managers, may attend, but shall have no right to vote at, all meetings of the Board of Managers; provided, however, that the Board of Managers may exclude the Authorized Officers from such meetings or such portions of meetings at which the compensation or performance of, or any issue involving, the Authorized Officers is discussed as the Board of Managers, in its sole discretion, deems appropriate. If either Authorized Officer is excluded from any meeting or portion of a meeting of the Board of Managers, the other Authorized Officer shall also be excluded from such meeting or portion of such meeting.
6.3    Voting of Managers.
(A)    Each Manager shall be entitled to one (1) vote, and Managers shall not be entitled to cast their votes through proxies (except as provided in Section 6.7). Subject to Sections 6.3(B) and 6.3(C), all actions, determinations or resolutions of the Board of Managers shall require the affirmative vote or consent of a majority of the Board of Managers present at any meeting at which a quorum is present (i.e., the affirmative vote of four (4) Managers if the total number of Managers is six (6)), which majority must include at least **** appointed by each Member at all times that each Member has at least **** to the Board of Managers. Except as specifically provided in Article 7, Article 8 and Sections 11.2, 11.3 and 11.4, the Board of Managers shall have the right, power and authority to take all actions of the Joint Venture Company, including the following, and in no event shall any of the following actions be taken without the approval of the Board of Managers (which approval may be obtained through the adoption of an Undisputed Approved Business Plan by the Board of Managers in accordance with Section 11.2, provided that the relevant Undisputed Approved Business Plan sets forth such action in reasonable detail), by or with respect to the Joint Venture Company or any Subsidiary of the Joint Venture Company:
(1)    entering into any agreement, or making any modification or amendment to, or terminating, any agreement between (a) the Joint Venture Company or any Subsidiary of the Joint Venture Company and (b) any Member or an Affiliate of a Member, except for any such agreement, modification, amendment or termination that (x) would reasonably be expected to involve payments by or to the Joint Venture Company of not more than **** ($****) in any Fiscal Year and (y) has been jointly approved by both of the Authorized Officers;
(2)    selecting attorneys, accountants, auditors and financial advisors for the Joint Venture Company or any of its Subsidiaries;
(3)    adopting, or making any material modification, amendment or termination of, material accounting and tax policies, procedures and principles applicable to the Joint Venture Company or any of its Subsidiaries other than those made in accordance with Section 10.9 (provided, however, that the right, power and authority of the Board of Managers with respect to tax policies, procedures and principles granted under this Section 6.3 shall be subject to the provisions of Section 10.7 hereof);

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(4)    adopting or making any material changes to any employee benefit plan, including any incentive compensation plan;
(5)    setting any distribution to the Members not required under Article 5;
(6)    subject to Section 6.3(B)(1)(b), commencing or settling litigation, except routine employment litigation matters;
(7)    making any material purchase, sale or lease (as lessor or lessee) of any real property;
(8)    acquiring securities or any equity ownership interest in any Person, other than a Wholly-Owned Subsidiary of the Joint Venture Company established to hold assets of the Joint Venture Company or any of its Subsidiaries;
(9)    making any public announcement by the Joint Venture Company or any Subsidiary of the Joint Venture Company of any material non-public information not previously approved for public announcement by the Board of Managers;
(10)    entering into or amending any collective bargaining arrangements or waiving any material provision or requirement thereof;
(11)    approving any Proposed Business Plan, or amending or modifying any Approved Business Plan (or any modification thereof), subject to Section 11.2;
(12)    making any filing with, public comments to, or negotiation or discussion with, any Governmental Entity (excluding regular operating filings and other routine administrative matters);
(13)    establishing, overseeing and modifying the investment policies of the Joint Venture Company with respect to funds held by the Joint Venture Company;
(14)    any purchase, lease or other acquisition, in any single transaction or in a series of related transactions, of personal property or services or capital equipment inconsistent with the then effective Approved Business Plan (after taking into account any general overrun provisions contained in such Approved Business Plan); and
(15)    any capital expenditures or series of related capital expenditures, that exceed the amount provided therefor in the then effective Approved Business Plan (after taking into account any general spending overrun provisions contained in such Approved Business Plan) or any commitment by the Joint Venture Company or any Subsidiary of the Joint Venture Company to make expenditures in any development project in an amount greater than the amount set forth in the most recently Approved Business Plan (after taking into account any general spending overrun provisions contained in such Approved Business Plan).

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(B)    (1) Notwithstanding the foregoing, any action of the Board of Managers with respect to any of the following matters relating to a Member (the “Interested Member”) shall be deemed approved by the Board of Managers if approved either by the affirmative vote at a meeting of the Board of Managers of a majority of the Managers appointed by the other Member (the “Independent Member”) with respect to such action or by written consent of a majority of the Managers appointed by such Independent Member:
(a)    any determination to grant indemnification to the Interested Member for any matter not contemplated by Section 15.2 hereof; or
(b)    the pursuit of any remedy by the Joint Venture Company or a Subsidiary of the Joint Venture Company against the Interested Member or Affiliate of the Interested Member in accordance with Section 7.5; or
(c)    any other matter (other than a matter provided for in Section 6.3(B)(2)) in which the interests of the Joint Venture Company or a Subsidiary of the Joint Venture Company and the Interested Member, or an officer, director, controlling stockholder or Affiliate of the Interested Member, are adverse.
(2)    The entry into, modification of, amendment to, or termination by the Joint Venture Company of any agreement or other transaction between the Joint Venture Company or any Subsidiary of the Joint Venture Company, on the one hand, and the Interested Member or an officer, director, controlling stockholder or Affiliate of the Interested Member, on the other hand, (an “Interested Member Transaction”) shall be permitted only if:
(a)    The material facts as to the relationship or interest of the Interested Member (and its officers, directors, controlling stockholders and Affiliates) as to the Interested Member Transaction are disclosed or are known to the Board of Managers and the Independent Member, and the Board of Managers in good faith authorizes the Interested Member Transaction by the affirmative votes of a majority of the Managers appointed by the Independent Member, even though the Managers appointed by the Independent Member may be less than a quorum; or
(b)    The material facts as to the relationship or interest of the Interested Member (and its officers, directors, controlling stockholders and Affiliates) as to the Interested Member Transaction are disclosed or are known to the Independent Member, and the Interested Member Transaction is specifically approved in writing by the Independent Member; or
(c)    The Interested Member Transaction is authorized, approved or ratified by the Board of Managers and is fair as to the Joint Venture Company or the applicable Subsidiary of the Joint Venture Company and the Independent Member as of the time it is so authorized, approved or ratified by the Board of Managers; or

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(d)    Such agreement, transaction, modification, amendment or termination qualifies for the exception described in Section 6.3(A)(1).
(3)    Managers appointed by the Interested Member may be counted in determining the presence of a quorum at a meeting of the Board of Managers which authorizes the Interested Member Transaction.
(C)    Notwithstanding anything in this Agreement to the contrary, if a Member has only **** to the Board of Managers as a result of its Percentage Interest falling below the requisite threshold set forth in Section 6.2(B), the following actions will require the approval of a majority of the members of the Board of Managers, including the Manager appointed by such Member:
(1)    any material modification, amendment or termination of material accounting and tax policies, procedures and principles applicable to the Joint Venture Company or any of its Subsidiaries, other than those made in accordance with Section 10.9 (provided, however, that the right, power and authority of the Board of Managers with respect to tax policies, procedures and principles granted under this Section 6.3 shall be subject to the provisions of Section 10.7 hereof); and
(2)    except for any litigation matter subject to Section 6.3(B)(1)(b), any settlement of a litigation matter or a group of related litigation matters, other than routine litigation matters not involving current or former members of management, where the amount of damages payable by the Joint Venture Company or any of its Subsidiaries exceeds $**** or that results in disparate treatment of the Members.
6.4    Meetings of the Board of Managers; Quorum. The Board of Managers shall hold meetings at least once per Fiscal Quarter. Subject to a Manager's right to appoint an alternate Manager in accordance with Section 6.7, the presence of at least a majority of the Managers (four (4) while the number of Managers is six (6)), in person or by telephone conference or by other means of communications acceptable to the Board of Managers, shall be necessary and sufficient to constitute a quorum for the purpose of taking action by the Board of Managers at any meeting of the Board of Managers; provided, that such quorum shall consist of at least a majority of the Managers appointed by each Member that appoints an odd number of Managers greater than one, and at least half of the Managers appointed by each Member that appoints an even number of Managers. No action taken by the Board of Managers at any meeting shall be valid unless the requisite quorum is present.
6.5    Notice; Waiver. The regular quarterly meetings of the Board of Managers described in Section 6.4 shall be held upon not less than ten (10) days' written notice. Additional meetings of the Board of Managers shall be held (A) at such other times as may be determined by the Board of Managers, (B) at the request of at least two (2) Managers or either Authorized Officer upon not less than five (5) Business Days' written notice or (C) in accordance with Section 17.1, following a failure by the Board of Managers to adopt or reject a proposal for action presented to it. For purposes of this Section, notice may be provided via facsimile, email or any other manner provided in Section 18.1, or telephonic notice to each Manager (which notice shall be provided to the other Managers by the requesting Managers). The presence of any Manager at a meeting (including by means of telephone conference or other means of communications acceptable to the Board of Managers) shall constitute a waiver of notice of the

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meeting with respect to such Manager, unless such Manager declares at the meeting that such Manager objects to the notice as having been improperly given. The Board of Managers shall cause written minutes to be prepared of all actions taken by the Board of Managers and shall cause a copy thereof to be delivered to the Chairman, each of the Authorized Officers and the Chief Financial Officer within thirty (30) days of each meeting.
6.6    Action Without a Meeting; Meetings by Telecommunications.
(A)    On any matter that is to be voted on, consented to or approved by the Board of Managers, the Board of Managers may take such action without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the Managers having not less than the minimum votes that would be necessary to authorize or take such action, in accordance with the terms of this Agreement, at a meeting at which all the Managers were present and voted.
(B)    Unless the Act otherwise provides, members of the Board of Managers shall have the right to participate in all meetings of the Board of Managers by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting.
6.7    Alternate Managers. Each Manager shall have the right to designate an individual to attend and vote at meetings of the Board of Managers as the proxy of such regularly appointed Manager.
6.8    Compensation of Managers. The Managers, in their capacity as such, shall not receive compensation from the Joint Venture Company. Each Member shall bear the cost and expenses incurred by its appointed Managers in connection with the Joint Venture Company's business while such Managers are serving in such capacity.
ARTICLE 7.
MEMBERS
7.1    Rights of Members; Meetings.
(A)    The Members shall be the members of the Joint Venture Company under the Act, and shall be entitled to the following: (1) receive financial reports and tax reporting information referenced in Sections 10.4 and 10.6; (2) receive (y) the then-current Approved Business Plans, as updated from time to time in accordance with Section 11.2 and any Proposed Business Plan and (z) the then-current Operating Plan; (3) receive such additional information of the Joint Venture Company or any of its Subsidiaries as may reasonably be requested by a Member; (4) copies of any third party audit findings from any audit of the Joint Venture Company or any Subsidiary of the Joint Venture Company, any subcontractor for the Joint Venture Company or any Subsidiary of the Joint Venture Company or any Person that provides services to the Joint Venture Company or any Subsidiary of the Joint Venture Company (including a Member in such capacity but only to the extent contemplated by the applicable

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service agreement with such Member); and (5) such additional rights as are elsewhere provided in this Agreement or by mandatory requirements of Applicable Law, including mandatory requirements of the Act.
(B)    At any time, and from time to time, the Board of Managers may, but shall not be required to, call meetings of the Members.
(1)    Special meetings of the Members for any proper purpose or purposes may be called at any time by either Member. Each meeting of the Members shall be conducted by the Authorized Officers or any mutually agreeable designee of the Authorized Officers and shall be held at the principal offices of the Joint Venture Company or at such other place as may be agreed upon from time to time by the Members. The Authorized Officers or their designee shall include any item submitted by a Member for consideration at a meeting of the Members, may not cut off debate on any matter being considered by the Members and shall call for a vote on any matter at the request of any Member. Meetings may be held by telephone if both Members so consent.
(2)    Except as otherwise required by Applicable Law, written notice (which may be provided via facsimile or electronic mail with receipt confirmation) of each meeting of the Members of the Joint Venture Company shall be given not less than five (5) nor more than thirty-five (35) days before the date of such meeting.
(3)    The presence, either in person or by proxy, of Members whose combined Percentage Interests equal one hundred percent (100%) is required to constitute a quorum at any meeting of the Members.
(4)    Each Member may authorize any Person (provided such Person is an officer of the Member) to act for it or on its behalf on all matters in which the Member is entitled to participate. Each proxy must be signed by a duly authorized officer of the Member. All other provisions governing, or otherwise relating to, the holding of meetings of the Members shall be established from time to time as mutually agreed by the Members.
(5)    The Members shall be entitled to vote on any matter submitted to a vote of the Members in proportion to their Percentage Interests. Members may vote either in person or by proxy at any meeting. Each Member shall be entitled to cast one (1) vote for each full percentage of the Percentage Interest held by such Member. Fractional votes shall be permitted.
(6)    Any action permitted or required by the Act, the Certificate, or this Agreement to be taken at a meeting of Members may be taken without a meeting if a consent in writing, setting forth the action to be taken, is signed by the Member or Members whose vote or approval is required for the taking of such action under this Agreement. Such consent shall have the same force and effect as if such action was approved by vote at a meeting at which all the Members were present and voted and may be stated as such in any document or instrument filed with the Secretary of State of Delaware, and the execution of such consent shall constitute attendance or presence in person at a meeting of Members.

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7.2    Limitations on the Rights of Members.
(A)    Subject to any mandatory requirements of Applicable Law, including mandatory requirements under the Act, except as provided in this Agreement or as otherwise agreed in writing by the Members, no Member (in its capacity as a Member) has the right to take any part whatsoever in the management and control of the business of the Joint Venture Company, sign for or bind the Joint Venture Company or any of its Subsidiaries, compel a sale or appraisal of the Joint Venture Company's or any of its Subsidiaries' assets, or sell or assign its Interest in the Joint Venture Company or any of its Subsidiaries.
(B)    No Member may, without the prior written consent of the other Member: (1) confess any judgment against the Joint Venture Company or any of its Subsidiaries; (2) act for, enter into any agreement on behalf of or otherwise purport to bind the other Member, the Joint Venture Company or any of its Subsidiaries; (3) do any acts in contravention of this Agreement or any of the Affiliate Agreements; (4) except as contemplated by the Affiliate Agreements, dispose of the goodwill or the business of the Joint Venture Company or any of its Subsidiaries; (5) Transfer its Interest in the Joint Venture Company (except as provided in Article 13 or Section 12.2 or 12.4); or (6) assign the property of the Joint Venture Company or any of its Subsidiaries in trust for creditors or on the assignee's promise to pay any indebtedness of the Joint Venture Company or any of its Subsidiaries.
7.3    Limited Liability of the Members. Except to the extent expressly set forth in Article 2 of this Agreement or otherwise in a written instrument executed by the Member against whom any liability is asserted in favor of the Person asserting such liability, the Members (solely in their capacity as Members) have no obligation to contribute to the Joint Venture Company or any of its Subsidiaries and shall not be liable for any debt, obligation or liability of the Joint Venture Company or any of its Subsidiaries. Any liability to return distributions made by the Joint Venture Company is limited to mandatory requirements of the Act or of any other Applicable Law.
7.4    Voting Rights of Members.
(A)    Notwithstanding anything in this Agreement to the contrary, for so long as a Member's Percentage Interest is greater than **** (****%), the following actions shall require the unanimous approval of the Members:
(1)    any amendment, restatement or revocation of the Certificate, except (a) as provided in Section 1.5(A) to effectuate a change in the principal place of business of the Joint Venture Company, (b) to change the name of the Joint Venture Company, (c) as required by Applicable Law, or (d) to accomplish any action that would be allowed under the terms and conditions of this Agreement where the only prohibition on the performance of such action is the terms of the Certificate;

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(2)    any material change in the business purpose of the Joint Venture Company or any of its Subsidiaries, other than a change in accordance with the proviso to Section 1.4;
(3)    any Transfer of any Interest to any Person, except as expressly permitted by Article 13 or Section 12.2 or 12.4;
(4)    any agreement with respect to all present or former Members to extend the period for assessing any tax which is attributable to any Joint Venture Company item or item of any of the Joint Venture Company's Subsidiaries;
(5)    any approval of the inclusion within the business purpose of the Joint Venture Company or any of its Subsidiaries the manufacture of memory products (a) other than Designated Technology Memory Products and NAND Flash Memory Products, subject to the proviso to Section 1.4, or (b) ****;
(6)    any approval or setting of any distribution to any Member (other than distributions of cash in accordance with Article 5); provided, however, that a Member's consent for the purposes of this Section 7.4(A)(6) shall not be unreasonably withheld; and
(7)    the sale, license, assignment or other transfer of any intellectual property owned or in the possession of the Joint Venture Company or any Subsidiary of the Joint Venture Company (including any technology or know-how, whether or not patented, any trademark, trade name or service mark, any copyright or any software or other method or process) to any Person other than a Wholly-Owned Subsidiary of the Joint Venture Company, except as provided in the Joint Venture Documents or as otherwise agreed in writing by the Members.
(B)    Notwithstanding anything in this Agreement to the contrary, and in addition to the provisions of Section 7.4(A), for so long as a Member's Percentage Interest is at least **** percent (****%), the following actions shall require the unanimous approval of the Members:
(1)    the incurrence of any indebtedness for borrowed money, other than as provided in Article 2 or Article 3;
(2)    any sale, lease, pledge, assignment, transfer (other than transfers to a Wholly-Owned Subsidiary of the Joint Venture Company) or other disposition of any asset of the Joint Venture Company or any of its Subsidiaries or group of assets in each case other than in the ordinary course, unless (i) approved in an Undisputed Approved Business Plan or (ii) made in connection with a dissolution of the Joint Venture Company as contemplated by Article 14; provided, however, that unanimous approval will not be required if the aggregate amount of such sales, leases, pledges, assignments, transfers (other than transfers to a Wholly-Owned Subsidiary of the Joint Venture Company) and other dispositions not in the ordinary course do not exceed the amount provided for in an Undisputed Approved Business Plan by more than $**** in any Fiscal Year;

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(3)    any purchase, lease or other acquisition, in any single transaction or in a series of related transactions, of personal property or services or capital equipment inconsistent with an Approved Business Plan (after taking into account any general overrun provisions contained in such Approved Business Plan);
(4)    any capital expenditures or series of related capital expenditures, that exceed the amount provided therefor in the most recently Approved Business Plan (after taking into account any general spending overrun provisions contained in such Approved Business Plan) or any commitment by the Joint Venture Company or any Subsidiary of the Joint Venture Company to make expenditures in any development project in an amount greater than the amount set forth in the most recently Approved Business Plan (after taking into account any general spending overrun provisions contained in such Approved Business Plan);
(5)    any merger, consolidation or other business combination to which the Joint Venture Company or any Subsidiary of the Joint Venture Company is a party, or any other transaction to which the Joint Venture Company or any Subsidiary of the Joint Venture Company is a party (other than where the Joint Venture Company is merged or combined with or consolidated into a Wholly-Owned Subsidiary of the Joint Venture Company), resulting in a change of control of the Joint Venture Company or any Subsidiary of the Joint Venture Company, other than a change of control that may occur pursuant to Article 2 or Article 3;
(6)    (a) the voluntary commencement or the failure to contest in a timely and appropriate manner any involuntary proceeding or the filing of any petition seeking relief under bankruptcy, insolvency, receivership or similar laws, (b) the application for or consent to the appointment of a receiver, trustee, custodian, conservator or similar official for the Joint Venture Company or any Subsidiary of the Joint Venture Company, or for a substantial part of their property or assets, (c) the filing of an answer admitting the material allegations of a petition filed against the Joint Venture Company or any Subsidiary of the Joint Venture Company in any proceeding described above, (d) the consent to any order for relief issued with respect to any proceeding described in this subsection (6), (e) the making of a general assignment for the benefit of creditors, or (f) the admission in writing of the Joint Venture Company's inability, or the failure of the Joint Venture Company or of any Subsidiary of the Joint Venture Company generally, to pay its debts as they become due or the taking of any action for the purpose of effecting any of the foregoing;
(7)    the acquisition of any business or entry into any joint venture or partnership;

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(8)    the creation of any direct or indirect Subsidiary of the Joint Venture Company other than a Wholly-Owned Subsidiary of the Joint Venture Company; and
(9)    negotiating external sources of additional wafer manufacturing capacity for Joint Venture Products.
In addition, such Member shall have the right to review and comment on any public announcement by the Joint Venture Company or any Subsidiary of the Joint Venture Company.
(C)    Notwithstanding anything in this Agreement to the contrary, and in addition to the provisions of Sections 7.4(A) and 7.4(B), for so long as a Member's Percentage Interest is at least **** percent (****%), the following actions shall require the unanimous approval of the Members:
(1)    the purchase, license or other acquisition of rights to third party intellectual property other than routine software licenses in connection with the Joint Venture Company's or any of its Subsidiaries' ongoing operations.
7.5    Defaulting Member. Notwithstanding anything in this Agreement to the contrary, in no event shall the pursuit of any remedy by the Joint Venture Company or any of its Subsidiaries against a Defaulting Member pursuant to Section 17.5 require the consent of such Defaulting Member. The Non-Defaulting Member shall have the right to control the Joint Venture Company's pursuit of any such claim against the Defaulting Member.
ARTICLE 8.
OFFICERS AND COMMITTEES
8.1    Intel Executive Officer.
(A)    The Joint Venture Company shall have an executive officer appointed by Intel (the “Intel Executive Officer”) who, together with the Micron Executive Officer, shall have responsibility for the day-to-day management and control of the business and affairs of the Joint Venture Company and its Subsidiaries and overseeing the implementation of the strategic direction of the Joint Venture Company and its Subsidiaries. The Intel Executive Officer shall perform such duties and have such powers specifically delegated to the Intel Executive Officer by the Board of Managers. The Intel Executive Officer shall be an employee of Intel seconded to the Joint Venture Company by Intel, subject to the consent of Micron, which consent shall not be unreasonably withheld or delayed. Intel shall have the right to remove the Intel Executive Officer at any time, with or without cause, provided that it provides at least ten (10) days written notice of such removal to Micron and the Joint Venture Company. Intel shall have the right to fill any vacancy in the position of Intel Executive Officer for any reason (including as a result of the Intel Executive Officer's death, resignation, retirement or removal pursuant to this Section), subject to the consent of Micron, which consent shall not be unreasonably withheld or delayed. The Intel Executive Officer shall report directly to the Board of Managers.

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(B)    The Board of Managers shall determine, from time to time, the incentive compensation for which the Intel Executive Officer may be eligible based upon the Joint Venture Company's operational success.
8.2    Micron Executive Officer.
(A)    The Joint Venture Company shall have an executive officer appointed by Micron (the “Micron Executive Officer”) who, together with the Intel Executive Officer, shall have responsibility for the general management and control of the day-to-day business and affairs of the Joint Venture Company and its Subsidiaries and overseeing the implementation of the strategic direction of the Joint Venture Company and its Subsidiaries. The Micron Executive Officer shall perform such duties and have such powers specifically delegated to the Micron Executive Officer by the Board of Managers. The Micron Executive Officer shall be an employee of Micron seconded to the Joint Venture Company by Micron, subject to the consent of Intel, which consent shall not be unreasonably withheld or delayed. Micron shall have the right to remove the Micron Executive Officer at any time, with or without cause, provided that it provides at least ten (10) days written notice of removal to Intel and the Joint Venture Company. Micron shall have the right to fill any vacancy in the position of Micron Executive Officer for any reason (including as a result of the Micron Executive Officer's death, resignation, retirement or removal pursuant to this Section), subject to the consent of Intel, which consent shall not be unreasonably withheld or delayed. The Micron Executive Officer shall report directly to the Board of Managers.
(B)    The Board of Managers shall determine, from to time, the incentive compensation for which the Micron Executive Officer may be eligible based upon the Joint Venture Company's operational success.
8.3    Chief Financial Officer and Intel Finance Officer.
(A)    The Joint Venture Company shall have a financial manager (the “Chief Financial Officer”) who shall serve as the principal financial officer of the Joint Venture Company and shall have responsibility for and authority over the day-to-day financial matters of the Joint Venture Company and its Subsidiaries. The Chief Financial Officer shall have the responsibilities specifically delegated to the Chief Financial Officer by the Board of Managers, shall perform all other duties and shall have all powers that are delegated to him or her by the Board of Managers or the Intel Executive Officer and the Micron Executive Officer and shall be selected by Micron, subject to the consent of Intel, which consent shall not be unreasonably withheld or delayed. Micron shall have the right to remove the Chief Financial Officer at any time, with or without cause, provided that it provides at least ten (10) days written notice of removal to Intel and the Joint Venture Company. Micron shall have the right to fill any vacancy in the position of Chief Financial Officer for any reason (including as a result of the Chief Financial Officer's death, resignation, retirement or removal pursuant to this Section), subject to the consent of Intel, which consent shall not be unreasonably withheld or delayed. The Chief Financial Officer shall be an employee of the Joint Venture Company and shall report directly to the Board of Managers.

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(B)    The Board of Managers shall determine, from time to time, the incentive compensation for which the Chief Financial Officer may be eligible based upon the Joint Venture Company's operational success.
(C)    Intel shall be entitled to second to the Joint Venture Company a senior finance officer to assist the Chief Financial Officer in the execution of his or her duties set forth in this Section 8.3. The senior finance officer shall be selected by Intel, subject to the consent of Micron, which consent shall not be unreasonably withheld or delayed. The Board of Managers shall determine, from time to time, the incentive compensation for which such officer may be eligible based upon the Joint Venture Company's operational success.
8.4    General Provisions Regarding Officers.
(A)    The Board of Managers may, from time to time, designate other officers of the Joint Venture Company, delegate to such officers such authority and duties as the Board of Managers may deem advisable and assign titles to any such officers. Except as otherwise provided in this Agreement, officers of the Joint Venture Company will be employees of the Joint Venture Company. Unless the Board of Managers otherwise determines or unless otherwise provided by this Agreement, if the title assigned to an officer of the Joint Venture Company is one commonly used for officers for businesses of comparable size in the same industry, then, subject to the terms of this Agreement, the assignment of such title shall constitute the delegation to such officer of the authority and duties that are customarily associated with such office for businesses of comparable size in the same industry. Except as otherwise provided in this Agreement, any number of titles may be held by the same individual.
(B)    Subject to all rights, if any, under any contract of employment, any officer to whom a delegation is made pursuant to Section 8.4(A) shall serve in the capacity delegated unless and until such delegation is revoked by the Board of Managers for any reason or no reason whatsoever, with or without cause, or such officer resigns.
8.5    Manufacturing Committee.
(A)    The Members hereby establish a manufacturing committee (the “Manufacturing Committee”) to, among other things, consult with the Joint Venture Company and the Members regarding the Joint Venture Company's output of Joint Venture Products. The membership, functions, objectives and procedures of the Manufacturing Committee are more fully set forth in Appendix F.
(B)    The Manufacturing Committee shall have a planning subcommittee (the “Planning Subcommittee”). The Members shall submit the reports and analysis produced by the manufacturing planning personnel of the Joint Venture Company to the Planning Subcommittee. The Planning Subcommittee will formulate recommendations to be submitted to the Manufacturing Committee for approval and action. The membership, functions, objectives and procedures of the Planning Subcommittee are more fully set forth in Appendix F.

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8.6    Waiver of Fiduciary Duties.
(A)    In connection with the determination of any and all matters presented for action to the Members, the Board of Managers or the Manufacturing Committee (including the Planning Subcommittee), as applicable, the Members acknowledge and agree that each Member will be acting on its own behalf and each Representative serving on the Board of Managers or the Manufacturing Committee (including the Planning Subcommittee) will be acting on behalf of the Member that appointed such Representative.
(B)    Each Member may act, and, to the fullest extent permitted by Applicable Law, will be protected for acting, in its own interest (subject to the express terms of any contract entered into by such Member) without regard to the interest of the other Member or the Joint Venture Company or any of its Subsidiaries, and, subject to Section 8.6(D), each Representative may act, and, to the fullest extent permitted by Applicable Law, will be protected for acting at the direction or control of, or in a manner that such Representative believes is in the best interest of, the Member that appointed the Representative without regard to the interest of the other Member or the Joint Venture Company or any of its Subsidiaries. Further, each Member may, to the fullest extent permitted by Applicable Law (subject to the express terms of any contract entered into by such Member), make decisions and exercise direction and control over the decisions of the Representatives appointed by such Member without duty to or regard for the interests of the other Member or the Joint Venture Company or any of its Subsidiaries.
(C)    The Joint Venture Company, on its own behalf and on behalf of each of its Subsidiaries, and each Member waives, to the fullest extent permitted by Applicable Law, (1) any claim or cause of action against any Member, or any Manager or member of the Manufacturing Committee (including the Planning Subcommittee) appointed by a Member, based on the determination of any and all matters presented for action to the Members, the Board of Managers or the Manufacturing Committee (including the Planning Subcommittee), as applicable, (2) breach of fiduciary duty, duty of care, duty of loyalty or any other duty or (3) breach of the Act; provided, however, the foregoing will not limit any Member's obligation under or liability for breach of the express terms of this Agreement or any other agreement that they have entered into with the Joint Venture Company or any of its Subsidiaries or the other Member; and provided further, however, that no Member shall negotiate or enter into or request or otherwise cause the Joint Venture Company to negotiate or enter into any agreement or transaction that would result in such Member or any of its Subsidiaries receiving any financial consideration or other tangible property incentive, payment or other form of financial consideration or other tangible property consideration from any Governmental Entity or Person based upon the Joint Venture Company's taking an action (including hiring any employees, undertaking any construction or purchasing any equipment) or entering into such agreement or transaction other than as a Member of the Joint Venture Company pursuant to this Agreement, and any Member who receives any such consideration or other tangible property incentive, payment or other form of financial consideration or other tangible property consideration from any Governmental Entity or Person in respect of the Joint Venture Company's activities, shall promptly convey such consideration or other tangible property incentive, payment or other form of financial consideration or other tangible property consideration from any Governmental Entity or Person to the Joint Venture Company without any adjustment in the Capital Contribution Balance of such Member.

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(D)    The term “Representative” shall mean, with respect to a Member, the Managers and members of the Manufacturing Committee (including the Planning Subcommittee) appointed by such Member and the employees, agents and other representatives of such Member including the Seconded Employees of such Member, but not including, only for purposes of Section 8.6(C)(2), the Intel Executive Officer, the Micron Executive Officer, the Chief Financial Officer or any other officer of the Joint Venture Company (and each such officer shall be bound by such fiduciary and other duties (including the duty of care and the duty of loyalty) as would apply to an officer having comparable authority and duties under the DGCL).
ARTICLE 9.
EMPLOYEE MATTERS
9.1    Joint Venture Company Employees; Seconded Employees. The Joint Venture Company shall employ its own personnel and shall be their exclusive employer. In addition, certain other persons who are employed by Micron or its Affiliates or Intel or its Affiliates may be seconded by Micron or Intel, respectively, to work for the Joint Venture Company for a given period of time (“Seconded Employees”) pursuant to the terms and conditions of the Micron Personnel Secondment Agreement or the Intel Personnel Secondment Agreement, respectively. Seconded Employees may be utilized to provide services to the Joint Venture Company until (1) the time specified in Article 8 for certain Seconded Employees, if any, acting as officers of the Joint Venture Company, (2) with respect to Seconded Employees employed by Micron or its Affiliates, until the time determined under the terms of the Micron Personnel Secondment Agreement, or (3) with respect to Seconded Employees employed by Intel or its Affiliates, until the time determined under the terms of the Intel Personnel Secondment Agreement. Notwithstanding the foregoing, no Seconded Employee will become employed by the Joint Venture Company or any of its Subsidiaries unless agreed among the Joint Venture Company and the Members.
9.2    Performance and Removal of Seconded Employees. The Intel Executive Officer and Micron Executive Officer shall consult with one another with respect to any Seconded Employee, regardless of origin, who is not adequately performing or adequately adapting to the team environment of the Joint Venture Company, and discuss appropriate action. If a decision is made by the Intel Executive Officer, in the case of a Seconded Employee seconded by Intel or its Affiliates, or the Micron Executive Officer, in the case of a Seconded Employee seconded by Micron or its Affiliates, that such employee should be reassigned to duties other than with the Joint Venture Company, the Intel Executive Officer or the Micron Executive Officer, as the case may be, will make reasonably prompt efforts to request the seconding Member or Affiliate, as applicable, to reassign such employee to duties other than with the Joint Venture Company as such seconding Member or Affiliate, as applicable, shall determine in its sole discretion. In no event will the Intel Executive Officer or Micron Executive Officer have (i) the authority to reassign any Seconded Employee of the other Member or its Affiliates (either within the Joint Venture Company or to any other assignment), or (ii) the ability to terminate the employee relationship between a Seconded Employee of the other Member or its Affiliate and his or her employer. Intel and Micron shall each determine in its own sole discretion with regard to its Seconded Employees and those of its Affiliates whether or not, and if so under what conditions, the Intel Executive Officer (in the case of Intel) or the Micron Executive Officer (in the case of Micron) may either reassign the duties of (either within the Joint Venture Company or to any other assignment) or terminate the employment relationship

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with its Seconded Employees or those of its Affiliates.
For avoidance of doubt, this Section 9.2 shall not apply to the Intel Executive Officer or the Micron Executive Officer whose performance shall be subject to review by the Board of Managers. Furthermore, the Board of Managers shall possess the authority to require that a Seconded Employee be reassigned by the seconding Member or its Affiliates, as the case may be, to duties other than with the Joint Venture Company.
9.3    Forms. (A) The Joint Venture Company and each of its Subsidiaries shall have policies applicable to, and ensure that all of its officers, employees and third-party independent contractors, third-party consultants, and other third-party service providers enter into appropriate agreements with respect to, (1) protection of confidential information of the Joint Venture Company and its Subsidiaries, (2) compliance with Applicable Laws, and (3) other matters related to the delivery of services to, or employment of such Person by, the Joint Venture Company or its Subsidiaries. The Joint Venture Company and each of its Subsidiaries shall have policies applicable to, and ensure that all of its officers and employees enter into appropriate agreements with respect to intellectual property assignment, including invention disclosures, pursuant to which ownership to any intellectual property created in the course of employment with the Joint Venture Company or any of its Subsidiaries shall be assigned to the Joint Venture Company. The Joint Venture Company and each of its Subsidiaries shall have policies applicable to, and ensure that all of its third-party independent contractors, third-party consultants, and other third-party service providers that create intellectual property in the course of performing services for the Joint Venture Company or any of its Subsidiaries, enter into appropriate agreements with the Joint Venture Company with respect to the Joint Venture Company's ownership of, or the Joint Venture Company's and its Subsidiaries' right to use, such intellectual property. The forms referred to in this Section 9.3 are collectively referred to as the “Service Provider Related Forms.”
(B)    Notwithstanding any preceding provisions in this Section 9.3 or elsewhere, except to the extent provided in the Micron Personnel Secondment Agreement or the Intel Personnel Secondment Agreement, no Seconded Employee shall be required to sign any Service Provider Related Forms, except with respect to acknowledgement of, and agreement regarding, policies of the Joint Venture Company addressing conduct while performing services at the premises of the Joint Venture Company, such as workplace safety, but excluding matters relating to protection of confidential information of the Joint Venture Company and its Subsidiaries and intellectual property assignment, which issues have been addressed in other documents. The Joint Venture Company shall be responsible for providing those appropriate Service Provider Related Forms, if any, prepared by the Joint Venture Company for Seconded Employees to the appropriate Seconded Employees, following up to make sure they are signed and for properly storing such forms; however, Intel and Micron shall each require that their Seconded Employees sign the applicable Service Provider Related Forms when requested to do so by the Joint Venture Company.
9.4    Compensation and Benefits. The Joint Venture Company and its Subsidiaries shall have compensation and benefits programs for the employees of the Joint Venture Company and its Subsidiaries (excluding, for this purpose, Seconded Employees) at its locations consistent with local practices in each respective geographic area, as determined by the Intel Executive Officer and Micron Executive Officer, and, to the extent required by law or this Agreement, approved by the Board of Managers. Incentive

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compensation programs for Joint Venture Company employees and the employees of any Subsidiary of the Joint Venture Company will be tied to the Joint Venture Company's operational success, as determined by the Intel Executive Officer and the Micron Executive Officer and approved by the Board of Managers.
ARTICLE 10.
RECORDS, ACCOUNTS AND REPORTS
10.1    Books and Records. The Authorized Officers shall keep or cause to be kept adequate books and records with respect to the Joint Venture Company's and each of its Subsidiaries' business, including the following:
(A)    a current list of the full name and last known business address of each Member and its appointed Managers and all officers and Representatives;
(B)    copies of records that would enable a Member to determine the relative Committed Capital, Percentage Interests, Sharing Interests, Economic Interests, Member Debt Financing and Capital Contribution Balances of the Members;
(C)    a copy of the Certificate together with any amendments;
(D)    copies of the Joint Venture Company's and each of its Subsidiaries' federal and state income tax returns and reports, if any, for the longer of (1) five (5) years from the time of filing or (2) with respect to any such tax return of the Joint Venture Company, until the expiration of the statute of limitations on the assessment of income tax liabilities for the taxable year of each Member in which the income required to be shown on such tax return of the Joint Venture Company is required to be included (and each Member shall promptly respond to requests from the officers of the Joint Venture Company in order to determine whether such statute of limitations has expired);
(E)    a copy of this Agreement, together with any amendments;
(F)    copies of any financial statements of the Joint Venture Company and its Subsidiaries for the greater of its seven (7) most recent years or all open taxable years;
(G)    copies of all Proposed Business Plans, Approved Business Plans, Member Business Plans and Operating Plans;
(H)    minutes of meetings of the Members, the Board of Managers, and any other committee appointed by the Board of Managers from time to time and all written consents in lieu of a meeting; and
(I)    any other records required to be maintained by the Act.

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10.2    Access to Information.
(A)    To the extent not in violation of Applicable Law, each Member and its agents (which may include employees of the Member or the Member's independent certified accountants) shall have the right, at any reasonable time, to inspect, review, copy and audit (or cause to be audited) at the expense of the inspecting Member any and all properties, assets, books of account, corporate records, contracts, documentation and any other material of the Joint Venture Company or any of its Subsidiaries, at the request of the inspecting Member. Upon such request, the Joint Venture Company and each of its relevant Subsidiaries shall use reasonable efforts to make available to such inspecting Member the Joint Venture Company's accountants and key employees for interviews to verify information furnished or to enable such Member to otherwise review the Joint Venture Company or any of its Subsidiaries and their operations. Such availability is conditioned upon the terms and conditions of the Confidentiality Agreement.
(B)    The Members recognize that the Joint Venture Company may, from time to time, be in possession of Competitively Sensitive Information belonging to a Member or its Affiliates, and in no event shall a Member be entitled to access any Competitively Sensitive Information of the other Member or its Affiliates in the possession of the Joint Venture Company. The Joint Venture Company shall maintain procedures reasonably acceptable to both Members (including requiring that the Members use reasonable efforts to label or otherwise identify Competitively Sensitive Information as such) to ensure that the Joint Venture Company will not disclose or provide Competitively Sensitive Information of one Member or its Affiliates to the other Member (other than to a Joint Venture Company employee or to a Seconded Employee of the other Member to the extent required for such employee or Seconded Employee to perform his or her duties for the Joint Venture Company) or any third party unless such disclosure is specifically requested by the Member or its Affiliate providing such Competitively Sensitive Information. The Joint Venture Company shall not be liable for inadvertent disclosures of Competitively Sensitive Information that was not labeled or identified as such.
(C)    Upon request, each Member agrees to use reasonable efforts to provide the other Member and the Joint Venture Company with reasonable access to those portions of its facilities and to those items of its equipment that are being used to provide services to the Joint Venture Company, and to those employees who are providing services to the Joint Venture Company, to verify information regarding such operations or enable such Member and the Joint Venture Company to otherwise review the services being provided to the Joint Venture Company.
10.3    Operations Reports. Subject to Section 10.2(B), the Joint Venture Company and each of its Subsidiaries shall provide both Members with all quarterly, monthly and weekly reporting packages containing such manufacturing and production reports as may be required to be delivered under any agreement with, or otherwise requested by, either Member.

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10.4    Financial Reports. The Joint Venture Company and each of its Subsidiaries shall provide the Members the following:
(A)    Monthly Reports.
(1)    for each Fiscal Month, the Joint Venture Company, and if requested, each of its Subsidiaries, shall provide each Member with the following monthly reports prepared in accordance with Modified GAAP consistently applied, in each case within the time period specified below:
(a)    Monthly Flash Report within eight (8) days after the end of each Fiscal Month;
(b)    monthly cash flow report within fifteen (15) days after the end of each Fiscal Month;
(c)    month-end balance sheet within fifteen (15) days after the end of each Fiscal Month;
(d)    monthly profit and loss statement within fifteen (15) days after the end of each Fiscal Month;
(e)    monthly operational spending summary within fifteen (15) days after the end of each Fiscal Month; and
(f)    such other reports as may be required to be delivered under any agreement with, or otherwise reasonably requested by, either Member.
(2)    With respect to each of the monthly reports set forth in Section 10.4(A)(1), each Member may provide a sample format for such monthly report as is necessary and appropriate.
(B)    Quarterly Reports. (1) As soon as available, but not later than twenty (20) days after the end of each Fiscal Quarter (other than Fiscal Quarters ending on the last day of a Fiscal Year, provided that the information required by this Section 10.4(B) will be included in the reports delivered pursuant to Section 10.4(C) below for the Fiscal Year ending on such date), the Joint Venture Company shall provide to each Member a consolidated balance sheet of the Joint Venture Company as of the end of such period and consolidated statements of income, cash flows and changes in Members' equity, as applicable, for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding Fiscal Year, and including comparisons to the Approved Business Plan, each prepared in accordance with Modified GAAP. The Chief Financial Officer shall discuss with the Members such quarterly financial data and the business outlook of the Joint Venture Company and its Subsidiaries and shall be available to respond to questions from the Members regarding such data and outlook.

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(2)    In addition, as soon as available, but not later than thirty (30) days after the end of each Fiscal Quarter, the Joint Venture Company shall provide to each Member a consolidated balance sheet of the Joint Venture Company as of the end of each Fiscal Quarter and consolidated statements of income and changes in Members' equity, as applicable, for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding Fiscal Year (to the extent such comparison is appropriate), each prepared in accordance with GAAP. The Joint Venture Company shall also provide a reconciliation that describes and quantifies the differences between the consolidated financial statements prepared in accordance with GAAP and the consolidated financial statements prepared in accordance with Modified GAAP. The non-Consolidating Member may reasonably request that the Consolidating Member use its reasonable efforts to engage the Consolidating Member's external auditor to perform certain agreed-upon procedures with respect to such reconciliation. Upon such request, the Consolidating Member shall not unreasonably deny or delay such request. The non-Consolidating Member shall promptly reimburse the Consolidating Member for the incremental costs incurred by the Consolidating Member with respect to the performance of such agreed-upon procedures by the Consolidating Member's external auditor.
(C)    Annual Audit. As soon as available, but not later than sixty (60) days after the end of each Fiscal Year of the Joint Venture Company, audited consolidated financial statements of the Joint Venture Company and its Subsidiaries, which shall include statements of revenues and expenses, of cash flows and of changes in Members' equity, as applicable, for such Fiscal Year and a balance sheet as of the last day thereof, each prepared in accordance with Modified GAAP, consistently applied, and accompanied by the report of a firm of independent certified public accountants selected from time to time by the Board of Managers (the “Accountants”).
(D)    Right to Audit. Either Member may conduct a separate audit of the Joint Venture Company's financial statements and internal controls over financing reporting at its own expense, and the Members agree to use all reasonable efforts to coordinate the timing of any separate audits that any Member elects to conduct.
10.5    Reportable Events.
(A)    The Joint Venture Company shall provide notice to the Members of any Member Reportable Event as soon as possible and in any event no later than **** days following the occurrence of said event. The following events shall be “Member Reportable Events”:
(1)    any action by the Joint Venture Company or a Subsidiary of the Joint Venture Company that will result in recording an impairment of assets of the Joint Venture Company or any of its Subsidiaries, including without limitation, intangibles, goodwill, fixed assets, accounts receivable and inventory, that is expected to exceed $****, individually or when aggregating other similar assets impaired at the same time;

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(2)    any decision to shut down a business unit, close a facility, dispose of long-lived assets or terminate employees (in a FAS 146 plan of termination) whereby the Joint Venture Company or a Subsidiary of the Joint Venture Company may incur an accounting charge that would exceed $****;
(3)    entry by the Joint Venture Company or a Subsidiary of the Joint Venture Company into any off-balance sheet arrangement (unconsolidated transactions with a third party under which the entity retains or has a contingent interest in transferred assets or is obligated under derivative instruments classified in equity, or with a third party that constitutes a “variable interest entity” under FIN 46);
(4)    the execution, amendment or termination of a contract that meets one of the following thresholds:
(a)    patent, copyright or trademark license requiring payment of more than $****;
(b)    technology licenses requiring payment of more than $****;
(c)    contracts for supply of equipment or materials (i) from either a sole source (single qualified source or true sole source), a supplier with only one site, or a supplier located only in a “high risk” geographic area and (ii) where interruption of supply may cause a key Joint Venture Product to experience a launch delay or production interruption with revenue impact of more than $**** in a ninety (90)-day period; and
(d)    other contracts with a value in excess of $****; and
(5)    entry into any short-term debt (payable within one year), long-term debt, capital lease, operating lease or guaranty in excess of $****.
(B)    The Joint Venture Company shall provide notice to the Members of any Joint Venture Reportable Event as soon as possible and in any event no later than **** days after the Joint Venture Company becomes aware of such Joint Venture Reportable Event. The following events shall be “Joint Venture Reportable Events”:
(1)    receipt by the Joint Venture Company or any of its Subsidiaries of an offer to buy an Interest in the Joint Venture Company or any of its Subsidiaries or a significant amount of its assets or to merge or consolidate with the Joint Venture Company or any of its Subsidiaries, or any indication of interest from any Person with respect to any such transaction;
(2)    the commencement, or threat delivered in writing, of any lawsuit involving the Joint Venture Company or any of its Subsidiaries;
(3)    the receipt by the Joint Venture Company or any of its Subsidiaries of a notice that the Joint Venture Company or any of its Subsidiaries is in default under any loan agreement to which the Joint Venture Company or any of its Subsidiaries is a party;

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(4)    any breach by the Joint Venture Company or any of its Subsidiaries or a Member or an Affiliate of a Member of any contract, agreement or understanding between the Joint Venture Company or any of its Subsidiaries and a Member or an Affiliate of a Member;
(5)    any recall of, or other significant alleged product defects with respect to, any product manufactured by the Joint Venture Company or any of its Subsidiaries, whether or not as a result of a request or order by any Governmental Entity;
(6)    any material adverse change with respect to the current status of any item of intellectual property rights owned by the Joint Venture Company or any of its Subsidiaries (“Intellectual Property Rights”), including receipt of any adverse notice from any Governmental Entity with respect to such item of Intellectual Property Rights and notice of any action taken or threatened by any third party that could affect the validity of any item of Intellectual Property Rights;
(7)    the removal or resignation of the Accountants for the Joint Venture Company, or any adoption, or material modification, of any significant accounting policy or tax policy other than those required by GAAP; or
(8)    any other event that has had, or could reasonably be expected to have, a material adverse effect on the business, results of operations, financial condition or assets of the Joint Venture Company or any of its Subsidiaries.
10.6    Tax Information.
(A)    Estimated Tax Information. The Chief Financial Officer shall deliver the following information to each Member, as provided below:
(1)    on or prior to the date that is ninety (90) days following the end of each Joint Venture Company taxable year, an estimate of the United States federal and material state taxable income of the Joint Venture Company for such taxable year; and
(2)    on or prior to the date that is thirty (30) days following the end of each Joint Venture Company taxable quarter, an estimate of the United States federal and material state taxable income of the Joint Venture Company for the taxable year of the Joint Venture Company as of the end of such taxable quarter.
(B)    Tax Returns. The Chief Financial Officer shall deliver to each Member, on or prior to the date that is one hundred twenty (120) days following the end of each Joint Venture Company taxable year, a draft of the United States federal and material state income tax returns (and related attachments including Schedule K-1) of the Joint Venture Company for such taxable year. Each Member shall have fifteen (15) days to review such tax returns and provide written comments thereon to the Joint Venture Company, and to the extent the Joint Venture Company does not intend to incorporate such comments into such tax returns the Joint Venture Company and the Members shall attempt to resolve any disagreements within fifteen (15) days after the delivery of such comments to the Joint Venture Company. If the Members and the Joint Venture Company are unable to resolve any disputes regarding

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the content of such tax returns within such fifteen (15)-day period, the issue or issues shall be referred for resolution to a partner at a “Big 4” accounting firm (or other nationally recognized accounting firm) reasonably acceptable to the Members and the Joint Venture Company, who shall be requested to resolve open issues, on the basis of the position most likely to be sustained if challenged in a court having initial jurisdiction over the matter (which for federal income tax issues shall be deemed to be the United States Tax Court), no later than one hundred eighty (180) days following the end of such taxable year. The decision of such accounting firm shall be final and binding on the Members and the Joint Venture Company, and the costs of such accounting firm shall be Joint Venture Company costs. The Joint Venture Company shall deliver final income tax returns (including related schedules) to the Members within two hundred twenty (220) days after the end of each taxable year of the Joint Venture Company, but not prior to the resolution of disputes among the Members and the Joint Venture Company with respect to such tax returns; provided that if such tax returns become due (taking into account extensions of time to file, which the Joint Venture Company shall seek as necessary to avoid the delinquent filing of its tax returns) they shall be filed as determined by the Joint Venture Company and shall be amended and re-filed as required by the outcome of the referral to the accounting firm as provided herein. In the event a Member ceases to be a Member of the Joint Venture Company, the provisions of this Section 10.6 shall continue to apply with respect to any taxable period during which such Member is treated as a partner of the Joint Venture Company for United States income tax purposes or could otherwise suffer adverse tax consequences as a result of a tax return filed with respect to such period, as if such Member continued as a Member of the Joint Venture Company indefinitely following the time such Member ceased to be a Member.
10.7    Tax Matters and Tax Matters Partner. The **** at the end of a given taxable year (or, if there is no **** at such time, the Member that served as the Tax Matters Partner for the prior year) shall serve as the “Tax Matters Partner” under the Code and in any similar capacity under state, local or foreign law for such year. The Tax Matters Partner shall supply such information to the Internal Revenue Service as may be necessary to cause the other Member to be a “notice partner” as defined in Code Section 6231(a)(8). The Tax Matters Partner shall keep each Member informed of any administrative or judicial proceeding relative to any adjustment or proposed adjustment at the Joint Venture Company level of Joint Venture Company items, and shall provide the other Member with notice and an opportunity to participate in significant meetings or other proceedings (both in person and by telephone), preparation of correspondence and other significant events with respect to taxes pertaining to the Joint Venture Company. Without the prior written approval of all Members, the Tax Matters Partner shall not (a) enter into any settlement agreement with the Internal Revenue Service which purports to bind or otherwise could adversely affect Persons other than the Tax Matters Partner and any Members who agree in writing to be bound by such agreement, (b) file a petition as contemplated by Sections 6226(a) or 6228 of the Code, (c) intervene in any action as contemplated by Section 6226(b) of the Code, (d) file any request as contemplated by Section 6227(c) of the Code, (e) enter into an agreement extending the period of limitation as contemplated by Section 6229(b)(1)(B) of the Code, (f) take any actions comparable to those described in clauses (a) through (e) under state, local or foreign tax law or (g) take any other action in its capacity as Tax Matters Partner that could significantly affect the tax liability of the other Member. In the event a Member ceases to be a Member of the Joint Venture Company, the provisions of this Section 10.7 shall continue to apply with respect to any administrative or judicial proceeding related to an adjustment or proposed adjustment related to any tax return of the Joint Venture Company for any taxable period during which such Member is treated as a partner of the Joint Venture Company for United

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States income tax purposes or could otherwise suffer adverse tax consequences as a result of the settlement of any such proceeding, as if such Member continued as a Member of the Joint Venture Company indefinitely following the time such Member ceased to be a Member.
10.8    Bank Accounts and Funds. Joint Venture Company funds, including cash Capital Contributions, shall be deposited in an interest-bearing account or accounts in the name of the Joint Venture Company and shall not be commingled with the funds of any Member, Manager or any other Person. All checks, orders or withdrawals shall be signed by any one or more Persons as authorized by the Board of Managers and subject to the approval rights set forth in Section 10.9(E).
10.9    Internal Controls.
(A)    The Joint Venture Company has, and shall continue to have, in place a system of internal controls over financial reporting in accordance with the policies of the Consolidating Member, the design and operation of which shall be monitored and approved by the Board of Managers and the Chief Financial Officer. Changes to the Joint Venture Company's system of internal controls over financial reporting shall be made at the request of either Member (and if requested by the non-Consolidating Member, the non-Consolidating Member shall reimburse the Joint Venture Company for its reasonable costs incurred in implementing the changes), subject to the other Member's approval, which approval shall not be unreasonably withheld, and, subject to the approval of the Board of Managers and the approval of the Chief Financial Officer, which shall not be unreasonably withheld; provided, however, that in the event of a Change in Consolidating Member, the internal controls over financial reporting and accounting systems of the Joint Venture Company shall, at the Joint Venture Company's expense, be modified as necessary to satisfy the new Consolidating Member's requirements relating to internal controls over financial reporting, and such Member shall be entitled to receive the information and perform the testing that either it or such Member's auditors deem necessary or advisable to satisfy their responsibilities related thereto.
(B)    Each Member shall be entitled, at its own expense, to have one or more internal auditors (not to exceed three (3) internal auditors) located on site at the offices and facilities of the Joint Venture Company with full access to all of the Joint Venture Company's financial and manufacturing records and reporting systems; provided, however, that such internal auditors shall be required to abide by the procedures maintained by the Joint Venture Company pursuant to Section 10.2(B) for preventing the inappropriate sharing of such information.
(C)    The Consolidating Member shall provide to the non-Consolidating Member such information as the non-Consolidating Member may reasonably request in connection with the assessment of whether a Change in Consolidating Member has occurred or may occur. The Consolidating Member, if it is the Non-Funding Member with respect to any outstanding Member Notes, shall promptly notify the non-Consolidating Member if it has determined that it is reasonably likely to not contribute to the Joint Venture Company any amounts to be used to repay any such Member Notes in accordance with Article 3.

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(D)    The Consolidating Member shall make available to the non-Consolidating Member the findings of the external auditor of the Consolidating Member with respect to the Consolidating Member's annual audit and of its internal control over financial reporting to the extent such findings are applicable to the internal control over financial reporting of the Joint Venture Company. The non-Consolidating Member may reasonably request that the Consolidating Member use its reasonable efforts to engage the Consolidating Member's external auditor to perform certain agreed-upon procedures with respect to such internal control over financial reporting of the Joint Venture Company. Upon such request, the Consolidating Member shall not unreasonably deny or delay such request. The non-Consolidating Member shall promptly reimburse the Consolidating Member for the incremental costs incurred by the Consolidating Member with respect to the performance of such agreed-upon procedures by the Consolidating Member's external auditor.
(E)    The internal controls over financial reporting referenced in this Section 10.9 shall provide, among other things, that Joint Venture Company expenditures greater than $**** shall require approval of both Authorized Officers; provided, however, that a decision to approve or disapprove any such expenditure shall be made in a manner consistent with the Annual Budget included in the then-effective Approved Business Plan.
ARTICLE 11.
BUSINESS PLAN
11.1    Current Business Plan; Current Budget. The Undisputed Approved Business Plan, and the Annual Budget contained therein, in effect as of the date of this Agreement shall remain in effect until such time as it is replaced or modified pursuant to Section 11.2. It is currently anticipated that the Undisputed Approved Business Plan in effect as of the date of this Agreement may, in accordance with Section 11.2, be modified in **** to include an initial estimate of the **** (and the timing thereof) reasonably expected to be necessary to **** for the **** Memory Wafers per week over **** consecutive weeks, which estimates may be modified in accordance with Section 11.2. Furthermore, unless **** expressly determines in good faith that **** are **** as contemplated by Section 2.3(A), the Members shall work together in good faith to achieve a **** for **** Memory Products and to cause the Joint Venture Company to produce **** Memory Wafers in quantities of at least **** wafers per week.
11.2    Business Plans and Modifications to Approved Business Plans.
(A)    Proposed Business Plan. For each Fiscal Year beginning after the date hereof, the Authorized Officers and the Chief Financial Officer shall prepare a proposed three-year business plan (the “Proposed Business Plan”) at or about the beginning of the applicable Fiscal Year, which shall address, for the Proposed Business Plan period, (1) **** by the Joint Venture Company and its Subsidiaries, (2) **** of Joint Venture Products for sale to the Members, (3) **** needs, (4) **** proposed and expected to be incurred (including ****, if any, designated as such), (5) the Joint Venture Company's and its Subsidiaries' ****, (6) **** needs and sources of the Joint Venture Company and its Subsidiaries, (7) forecasted ****, together with all supporting assumptions, (8) the forecasted **** expected to be **** by the Joint Venture Company and its Subsidiaries, (9) the forecasted **** by the Joint Venture Company and its Subsidiaries, (10) the forecasted **** by the Joint Venture Company and its Subsidiaries, (11) such other business activities as shall be necessary and appropriate and (12) any **** Approved Business Plan with respect to any of the above.

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(B)    Annual Budgets. Each Proposed Business Plan shall include a fixed budget (the “Annual Budget”) in accordance with which the Joint Venture Company's and each of its Subsidiaries' **** are proposed to be made for ****, and **** for the Joint Venture Company's and each of its Subsidiaries' ****, subject to the Proposed Business Plan becoming an Approved Business Plan in accordance with Section 11.2(D). The Annual Budget may include a budget for ****, which shall set forth in detail the amount of funds expected to be required for ****, each as necessary to effectuate the applicable Proposed Business Plan. Any Proposed Business Plan approved in accordance with Section 11.2(D) (as may be amended pursuant to Section 11.2(E)) shall include ****.
(C)    Participation in the Development of the Proposed Business Plan. In preparing the Proposed Business Plan, the Authorized Officers and the Chief Financial Officer shall be advised by the Manufacturing Committee.
(D)    Submission of Proposed Business Plan for Approval by Board of Managers. The Authorized Officers and the Chief Financial Officer shall submit the Proposed Business Plan to the Board of Managers ****. The Board of Managers shall review the Proposed Business Plan, including the Annual Budget included in such Proposed Business Plan.
(1)    If the Proposed Business Plan receives the approval of the Board of Managers, such Proposed Business Plan shall be approved (the “Undisputed Approved Business Plan”); provided, however, that the most recently adopted Undisputed Approved Business Plan may be amended from time to time in accordance with Section 11.2(E).
(2)    If the Board of Managers fails to approve the Proposed Business Plan within thirty (30) days of the submission of such Proposed Business Plan to the Board of Managers, then each Member may, within twenty (20) days after the earlier of the end of such thirty (30)-day period or the date on which the Board of Managers rejects the Proposed Business Plan, submit its own proposed business plan (a “Member Business Plan”) to the Board of Managers for approval. If, within twenty (20) days after the submission of a Member Business Plan, the Board of Managers approves any Member Business Plan or any other Proposed Business Plan, such Member Business Plan or other Proposed Business Plan shall become an Undisputed Approved Business Plan. If the Board of Managers fails to approve any Member Business Plan or other Proposed Business Plan within such twenty (20)-day period, then the matter shall be referred to the Members' Authorized Representatives for resolution. If such referral results in an agreement on a Member Business Plan or any other Proposed Business Plan, such Member Business Plan or other Proposed Business Plan, as applicable, shall be an Undisputed Approved Business Plan. Subject to compliance with Sections 11.2(D)(3), 11.2(D)(4) and 11.4, if such referral does not result in an agreement on a Member Business Plan or any other Proposed Business Plan within ten (10) days of such referral, then the Member Business Plan with the **** (the “Winning Member Business Plan”), if any, shall be deemed to be the then adopted Approved Business Plan on the earliest date specified therefor in Section 11.2(D)(3) (such Approved Business Plan, a “Disputed Approved Business Plan”); provided that the most recently adopted Disputed Approved Business Plan may be amended from time to time in accordance with Section 11.2(E).

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(3)    Prior to the Winning Member Business Plan becoming a Disputed Approved Business Plan pursuant to Section 11.2(D)(2), the Non-Proposing Member shall have up to five (5) days following the expiration of the ten (10) day period referred to in Section 11.2(D)(2) to, at its option, submit to the Joint Venture Company and the Proposing Member a notice specifying, with respect to **** during the period covered by the Winning Member Business Plan: (i) the **** (which, subject to **** and Section 11.2(D)(4), may provide for **** not otherwise reflected in the Winning Member Business Plan) and (ii) **** to be made by the Joint Venture Company, ****, relating to **** of such **** (it being understood that a **** may specify a **** for each **** during the period covered by the Winning Member Business Plan). The Proposing Member shall, within five (5) days following the submission of such **** and prior to the Winning Member Business Plan becoming a Disputed Approved Business Plan pursuant to Section 11.2(D)(2), modify the Winning Member Business Plan to the extent necessary to accommodate the terms of the ****. The Winning Member Business Plan, with the provisions accommodating the terms of the ****, shall become a Disputed Approved Business Plan in accordance with Section 11.2(D)(2).
(4)    Notwithstanding anything to the contrary in Section 11.2(D)(3) or any ****, (i) no **** may provide for a **** to be utilized at **** if such **** was not contemplated by the most recent Approved Business Plan (provided that, if such Approved Business Plan did not contemplate a **** for ****, the **** may provide for a **** for ****), (ii) no **** may provide for **** from **** if the **** would cause **** or the **** to be breached after giving effect to the utilization of those **** already provided for in the Winning Member Business Plan and (iii) the Non-Proposing Member shall be entitled to, and, pursuant to the terms of the **** shall be, obligated to ****, all of the ****. Such Non-Proposing Member's overall entitlement to **** under the applicable **** shall be reduced by **** (and the Proposing Member's right to **** under **** shall be adjusted to take into account the Non-Proposing Member's ****). Unless otherwise agreed in writing by each of the Members, such **** (and such ****) shall occur **** at each **** and each **** (i.e., **** or ****).
(E)    Modification of Approved Business Plan.
(1)    Each Member, the Authorized Officers or the Chief Financial Officer shall have the right from time to time to request that the Board of Managers review the Joint Venture Company's and its Subsidiaries' operating results and business prospects, the progress to date of the Joint Venture Company's and its Subsidiaries' capital projects, any changes in the requirements for such projects, and the then-current market conditions for the Joint Venture Products, to consider whether the then-effective Approved Business Plan should be amended.

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(2)    In the event that any material milestone set forth in, or any other material provision of, the Approved Business Plan is not achieved or is achieved earlier than contemplated under the Approved Business Plan or any event having a material effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Joint Venture Company or its Subsidiaries occurs, each Member, the Authorized Officers or the Chief Financial Officer shall have the right to require that the then-effective Approved Business Plan be reviewed by the Board of Managers to consider whether the then-effective Approved Business Plan should be amended.
(3)    Upon such request or requirement pursuant to Sections 11.2(E)(1) or (2), the Board of Managers shall, at the next scheduled meeting of the Board of Managers, or at a special meeting called for such purpose, review the then-effective Approved Business Plan and determine whether such amendment is necessary or appropriate. If the Board of Managers approves such amendment to the Approved Business Plan in accordance with Section 6.3(A)(11), such amendment shall become an approved amendment to the Approved Business Plan (and the Approved Business Plan as so amended shall be an Undisputed Approved Business Plan), and the Authorized Officers shall implement the amended Approved Business Plan as promptly as commercially practicable; provided, however, that any failure of the Board of Managers to approve any amendment to the Approved Business Plan shall, subject to Section 11.2(E)(4), result in the continuation of such Approved Business Plan without the proposed amendment.
(4)    In the event a Member wishes to propose amendments to the Approved Business Plan for any reason or the Board of Managers fails to approve an amendment to an Approved Business Plan under Section 11.2(E)(3), either Member may submit a proposed amendment to the Approved Business Plan (a “Member Plan Amendment”) to the Board of Managers (with a copy delivered to the other Member) for approval. If a Member submits a Member Plan Amendment, the other Member shall have twenty (20) days to present an alternative Member Plan Amendment. If, within thirty (30) days after such twenty (20)-day period, the Board of Managers approves any Member Plan Amendment, such Member Plan Amendment shall become an approved amendment to the Approved Business Plan (and the Approved Business Plan as so amended shall be an Undisputed Approved Business Plan), and the Authorized Officers shall implement such amendment to the Approved Business Plan as promptly as commercially practicable. If the Board of Managers fails to approve a Member Plan Amendment within such thirty (30)-day period, then the matter shall be referred to the Members' Authorized Representatives for resolution. If such referral results in an agreement on a Member Plan Amendment, such Member Plan Amendment shall become an approved amendment to the Approved Business Plan (and the Approved Business Plan as so amended shall be an Undisputed Approved Business Plan), and the Authorized Officers shall implement such amendment to the Approved Business Plan as promptly as commercially practicable. Subject to compliance with Sections 11.2(E)(5), 11.2(E)(6) and 11.4, if such referral does not result in an agreement on a Member Plan Amendment within ten (10) days of such referral, then the Member Plan Amendment with the **** for the remainder of the then-current Fiscal Year (or the Member Plan Amendment, if there is only one) (the “Winning Member Plan Amendment”) shall be deemed to be an approved amendment to the Approved Business Plan on the earliest date specified

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therefor in Section 11.2(E)(5) (and the Approved Business Plan as so amended shall be a Disputed Approved Business Plan), and the Authorized Officers shall implement such amendment to the Approved Business Plan as promptly as commercially practicable.
(5)    Prior to the Winning Member Plan Amendment amending an Approved Business Plan to make it a Disputed Approved Business Plan pursuant to Section 11.2(E)(4), the Non-Proposing Member shall have up to five (5) days following the expiration of the ten (10) day period referred to in Section 11.2(E)(4) to, at its option, submit to the Joint Venture Company and the Proposing Member a notice specifying, with respect to **** during the period covered by the Winning Member Plan Amendment: (i) the **** (which, subject to **** and Section 11.2(E)(6), may provide for **** not otherwise reflected in the Winning Member Plan Amendment) and (ii) **** to be made by the Joint Venture Company, ****, relating to **** of such **** (it being understood that a **** may specify a **** for each **** during the period covered by the Winning Member Plan Amendment). The Proposing Member shall, within five (5) days following the submission of such **** and prior to the Winning Member Plan Amendment amending an Approved Business Plan to make it a Disputed Approved Business Plan pursuant to Section 11.2(E)(4), modify the Winning Member Plan Amendment to the extent necessary to accommodate the terms of the ****. The Winning Member Plan Amendment, with the provisions accommodating the terms of the ****, shall amend an Approved Business Plan to make it a Disputed Approved Business Plan in accordance with Section 11.2(E)(4).
(6)    Notwithstanding anything to the contrary in Section 11.2(E)(5) or any ****, (i) no **** may provide for a **** to be utilized at **** if such **** was not contemplated by the then-current Approved Business Plan (provided that, if such Approved Business Plan did not contemplate a **** for ****, the **** may provide for a **** for ****), (ii) no **** may provide for **** from **** if the **** would cause the **** or the **** to be breached after giving effect to the utilization of those **** already provided for in the Winning Member Business Plan and (iii) the Non-Proposing Member shall be entitled to, and, pursuant to the terms of the **** shall be, obligated to ****, all of the ****. Such Non-Proposing Member's overall entitlement to **** under the applicable **** shall be reduced by **** (and the Proposing Member's right to **** under **** shall be adjusted to take into account the Non-Proposing Member's ****). Unless otherwise agreed in writing by each of the Members, such **** (and such ****) shall occur **** at each **** and each **** (i.e., **** or ****).
11.3    Expenditures. All operating expenditures and all capital expenditures of the Joint Venture Company and its Subsidiaries shall be made in accordance with the Annual Budget set forth in the applicable Approved Business Plan (as may be modified or updated in accordance with this Article 11) for the Fiscal Year in which such expenditures are made. For the avoidance of doubt, funds contributed by the Members as Mandatory **** Capital Contributions shall be expended solely to fund **** Capital Expenditures in accordance with the Annual Budget set forth in the applicable Approved Business Plan (as may be modified or updated in accordance with this Article 11).

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11.4    Restrictions on Approved Business Plans. Notwithstanding anything to the contrary in this Agreement, no Approved Business Plan, Member Business Plan or Member Plan Amendment may, without the approval of the Board of Managers or the **** written consent of the Members, provide for any of the following:
(A)    the development, construction, acquisition or operation of a ****, provided that (i) the expansion **** into or within any or all of the **** shall not be prohibited by this Section 11.4(A) (but the expansion of the **** shall be prohibited beyond the ****) and (ii) this Section 11.4(A) shall not be deemed to limit or prohibit the repair, replacement or rebuilding of all or any portion of the **** in the event that it is partially or fully damaged or destroyed or otherwise suffers casualty or loss;
(B)    subject to Sections **** and ****, the utilization of more than **** Process Technology Nodes for the manufacture of **** at any time;
(C)    subject to Sections **** and ****, the utilization of more than **** Process Technology Nodes for the manufacture of **** at any time;
(D)    subject to Sections **** and ****, the utilization of more than **** Process Technology Nodes for the manufacture of **** at any time, provided that, if a Proposed Business Plan, Member Business Plan, Member Plan Amendment or any other proposed amendment to an Approved Business Plan contemplates the utilization of more than **** Process Technology Nodes at any time and the Board or Managers or the Members cannot determine which of the **** Process Technology Nodes to utilize, then, subject to the other restrictions set forth in this Section 11.4, the **** Process Technology Nodes **** in the **** shall be utilized; provided, however, that, (i) if (a) a Process Technology Node contemplated to be utilized in such Proposed Business Plan, Member Business Plan, Member Plan Amendment or other proposed amendment to an Approved Business Plan is the **** or **** Process Technology Nodes to be used to manufacture **** Memory Products, and (b) such Process Technology Node ****, then, subject to the other restrictions set forth in this Section 11.4, to the extent such Process Technology Node was **** by the Members pursuant to a Joint Venture Document, such Process Technology Node shall be utilized, together with the **** Process Technology Nodes **** at ****, (ii) if (a) **** Process Technology Nodes contemplated to be utilized in such Proposed Business Plan, Member Business Plan, Member Plan Amendment or other proposed amendment to an Approved Business Plan are the ****, the **** Process Technology Nodes to be used to manufacture **** Memory Products or the **** Process Technology Nodes to be used to manufacture **** Memory Products, and (b) neither of such Process Technology Nodes ****, then, subject to the other restrictions set forth in this Section 11.4, to the extent such Process Technology Nodes were **** by the Members pursuant to a Joint Venture Document, such **** Process Technology Nodes shall be utilized, together with the **** Process Technology Nodes **** at ****, or (iii) if (a) **** Process Technology Nodes contemplated to be utilized in such Proposed Business Plan, Member Business Plan, Member Plan Amendment or other proposed amendment to an Approved Business Plan are the **** and the first **** Process Technology Nodes to be used to manufacture **** Memory Products, and (b) **** such Process Technology Nodes ****, then, subject to the other restrictions set forth in this Section 11.4, to the extent such Process Technology Nodes were **** by the Members pursuant to a Joint Venture Document such **** Process Technology Nodes shall be utilized, together with the **** Process Technology Nodes **** at ****;

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(E)    **** Capital Expenditures to be made after the date (if any) on which **** expressly determines in good faith that **** are **** or **** as contemplated by Section 2.3(A);
(F)    funding, other than with Mandatory **** Capital Contributions, of any capital expenditures that would constitute **** Capital Expenditures if designated as such in the Annual Budget until such time as the total amount of Mandatory **** Capital Contributions contemplated to be made to the Joint Venture Company equals the Maximum Mandatory Capital Amount;
(G)    the production of ****;
(H)    unless **** has elapsed from the date that either (i) both the Designated Technology Joint Development Program Agreement and the NAND Joint Development Program Agreement have terminated or (ii) **** has expressly determined in good faith that **** are **** or **** as contemplated by Section 2.3(A), the manufacture for any Member of any **** Memory Product or **** Memory Product that (x) was **** by the Members pursuant to a Joint Venture Document or (y) utilizes a process that was **** by the Members pursuant to a Joint Venture Document (except that this Section 11.4(H) shall not be deemed to prohibit the manufacture at **** for a Member of any **** Memory Product or **** Memory Product that was **** by the Members pursuant to a Joint Venture Document if, and only if, (1) such **** Product utilizes a **** that was **** by the Members, (2) such **** Product is to be manufactured as a **** or a **** for such Member without violating the **** set forth in **** and (3) immediately prior to the commencement of the manufacturing at the **** of such **** Product, such Member determines that such **** Product cannot **** that is ****, by such **** and **** (provided that clause (3) above shall not apply to a Member if, at such time of determination, neither such Member nor any of its Permitted Subsidiaries (as defined in the MALA) ****, or **** during the **** prior to such time of determination, **** Memory Products or **** Memory Products, as applicable); or
(I)    the **** for any Member by the Joint Venture Company of any **** or **** in violation of the provisions of Section 11.10.
11.5    Quarterly Business Plan. At least fifteen (15) days prior to the end of each Fiscal Quarter, a quarterly business plan addressing at least the next six (6) full Fiscal Quarters on a rolling basis (which shall be consistent in all material respects with the then-effective Approved Business Plan) shall be prepared by the officers of the Joint Venture Company in a manner consistent with the Joint Venture Company's financial statements and Modified GAAP and reviewed and approved by the Authorized Officers and the Chief Financial Officer.

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11.6    Operating Plan.
(A)    The Joint Venture Company shall prepare and update an operating plan on a monthly basis (the “Operating Plan”). The Operating Plan shall contain a ****.
(1)    Without the approval of the Board of Managers or the **** written consent of the Members, the **** shall be consistent in all respects with the provisions of Section 11.4 and shall address (a) Joint Venture Products **** the Joint Venture Company and its Subsidiaries during the **** (which (i) with respect to **** Memory Products, shall be derived from the **** developed by **** and (ii) with respect to the **** Memory Products, shall be derived from the **** developed by the ****), (b) **** of **** during the applicable ****, (c) target **** during the ****, (d) Joint Venture Product **** and (e) such other **** activities as shall be necessary and appropriate.
(2)    The Joint Venture Company shall prepare a report on a monthly basis, which report will include information on the operations of the Joint Venture Company, its Subsidiaries and its subcontractors in respect of the topics addressed in the Operating Plan (the “Monthly Operating Report”).
(B)    The Operating Plan shall incorporate a Process of Record and a Model of Record, as amended from time to time.
11.7    Use of Member Names. Except as may be expressly provided in the Joint Venture Documents, nothing in this Agreement shall be construed as conferring on the Joint Venture Company, any Subsidiary of the Joint Venture Company or either Member the right to use in advertising, publicity, marketing or other promotional activities any name, trade name, trademark, servicemark or other designation, or any derivation thereof, of the Members (in the case of a Member, the other Member).
11.8    Insurance. The Joint Venture Company shall at all times be covered by insurance of the types and in the amounts set forth on Schedule 1 hereto. Such insurance coverage may be provided through the coverage under one or more insurance policies maintained by either Member.
11.9    **** Equipment. For **** days following any **** of the production of **** in accordance with Section 11.4(G), Micron shall have an option, exercisable once during such ****-day period, to purchase any tools that satisfy both of the following criteria: (i) for the **** prior to such **** such tools were used **** and (ii) such tools are **** the then-effective Approved Business Plan to be **** or ****. Micron shall exercise such option, if at all, by delivering a notice to the Joint Venture Company and Intel during such **** -day period stating that it wishes to do so. Following delivery of such notice, Micron shall have an additional **** days to consummate such purchase, which shall occur on terms and conditions mutually acceptable to Micron and the Joint Venture Company; provided that the purchase price for such tools shall be an amount **** equal to the amount **** (or, if greater, ****) **** on the date on which such purchase is consummated. If a loss, if any, on the sale of such tools by the Joint Venture Company would be disallowed for U.S. federal income tax purposes, the Members will cooperate as reasonably requested to mitigate such disallowance, including by ****; it being understood that neither Member shall be required to incur any significant third party out-of-pocket costs (including taxes) **** unless the other Member agrees in writing to reimburse such costs.

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11.10    **** and ****.
(A)    Neither Member will cause the Joint Venture Company **** (i) after the date of this Agreement, more than **** or (ii) after December 31, 2012, more than ****; provided, however, that if, after the date of the 2012 Master Agreement, any **** which is or has been purchased from the Joint Venture Company by both Members pursuant to their respective Supply Agreements **** has delivered a proper **** to the Joint Venture Company and the other Member (the “****”) (each such ****, an “****” or “****,” as applicable) and such **** would otherwise cause a violation of the **** set forth in this Section 11.10(A) with respect to the ****, then, subject to Section 11.10(B) and the **** compliance with the provisions thereof, this Section 11.10(A) shall not be deemed to **** by the Joint Venture Company ****.
(B)    If the existence of an **** would, in light of the other **** the Joint Venture Company, cause any of the **** on the types of **** and the types of **** set forth in Section 11.10(A) to be violated at any time (disregarding, for these purposes, the proviso contained in Section 11.10(A)), then the **** with respect to such **** may, at any time and from time to time, at its sole option, by delivery of a notice to the Joint Venture Company and the **** (the “****”), require the **** (the “****”) to **** of one or more types of **** or types of ****, as applicable, **** and, subject to any restriction in any other Joint Venture Document, **** so that the ****, as applicable, **** the Joint Venture Company **** thereon set forth in Section 11.10(A) (disregarding, for these purposes, the proviso contained in Section 11.10(A)), it being understood and agreed that (i) the **** will determine in its sole and absolute discretion which **** and **** to **** in order to comply with the **** set forth in Section 11.10(A) (disregarding, for these purposes, the proviso contained in Section 11.10(A)) and (ii) the **** shall not be required to **** or **** than is necessary for the **** to comply therewith. From and after receipt by the **** of the ****, the **** shall, as promptly as is commercially practicable, (i) **** and (ii) thereafter **** such **** (it being understood and agreed that (x) concurrently with the completion of ****, the Members shall cause **** to **** such **** (whereupon the **** shall promptly pay **** an amount equal to **** ($****) multiplied by the **** and **** (other than any ****), as applicable, for which such **** pursuant to this Section 11.10(B)) and (y) following the ****, neither Member may cause such ****, unless the other Member or the Board of Managers consents thereto, in each case, in its sole and absolute discretion).
(C)    In the event that the **** with respect to **** is, following the delivery of the **** with respect thereto, required ****, under such ****, such **** due to the other Member (or the Managers appointed by the other Member) causing the **** of such **** without the consent of such **** or the Managers appointed by such ****, then (i) the **** shall have the right, at its sole option, by written notice delivered to the **** and the Joint Venture Company, to terminate the right of the **** the Joint Venture Company, under the ****, all **** of **** of **** that the **** would otherwise be **** under the **** (the “****,” and such **** of ****, the “****”) (and the **** shall be excused from its obligation to, and shall lose its rights to, **** the **** under the ****) and (ii) if the **** exercises the right referred to in the preceding clause (i), the **** may elect, at its sole option, by written notice delivered to the **** and the Joint Venture Company, to instead **** the Joint Venture Company, under the ****, an **** of **** the Joint Venture Company equal to the **** (such **** other ****, the “****”), provided that (w) subject to the remainder of this proviso, the **** of the **** shall be determined by the ****, (x) no **** may be **** by the Joint Venture Company **** a **** other

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than the **** for the **** (the “****”) or, if all **** then **** with respect to the ****, the **** at **** after **** (the “****”) and (y) if any of the **** are to be ****, then, solely with respect to the ****, the **** number of **** specified in each clause of Section 11.10(A), and the ****, shall be **** by **** of a **** or ****, as the case may be, (for each ****, as the case may be, for which a notice is given in accordance with the preceding clause (i)) for all purposes thereafter.
11.11    Special Provisions in Connection with Exercise of Intel Put Option and Micron Call Option. From and after the date of any Intel Put Option Exercise Notice or any Micron Call Option Exercise Notice provided pursuant to Section 13.1 or 13.2, as applicable, and notwithstanding any other provision of this Agreement to the extent it is inconsistent with the provisions of this Section 11.11:
(A)    Baseline Business Plan. During the ****, unless otherwise consented to in writing by each of the Members, the Approved Business Plan in effect on the day immediately prior to the date of the Intel Put Option Exercise Notice or Micron Call Option Exercise Notice, as applicable (the “Baseline Business Plan”), (i) shall continue to be the Approved Business Plan of the Joint Venture Company until such date (if any) as it may be amended or replaced pursuant to Section 11.11(B) and (ii) may not be amended or replaced, except pursuant to Section 11.11(B).
(B)    Optional ****. If the Baseline Business Plan provides for **** for any Fiscal **** in the **** (such amount with respect to each such Fiscal **** (or, if less than such amount, the amount provided for in the Baseline Business Plan for such Fiscal ****), the “Put/Call **** Threshold”) (or, with respect to any partial Fiscal-****-period that either (i) begins upon the **** of the **** and ends upon the **** of the next Fiscal **** or (ii) begins on the first (1st) day of a Fiscal **** and ends upon the expiration of the **** (each such period specified in clause (i) or (ii), a “Stub Period”), **** multiplied by a fraction, the numerator of which is the number of days in such Stub Period and the denominator of which is **** (such amount with respect to a Stub Period (or, if less than such amount, the amount provided for in the Baseline Business Plan for such Stub Period), the “Pro-Rated Put/Call **** Threshold”), then:
(1)    Micron may, at its option, but only once, deliver to Intel and the Joint Venture Company, within **** days of the date of the Intel Put Option Exercise Notice or **** days after the date of the Micron Call Option Exercise Notice, as applicable, a notice (an “**** Notice”) stating that, pursuant to this Section 11.11(B), Micron intends to cause the Joint Venture Company to **** to the amount specified in such **** Notice, which amount must be **** than (x) with respect to any Fiscal **** in the Pre-Put/Call Closing Period, the applicable Put/Call **** Threshold and (y) with respect to any Stub Period in the Pre-Put/Call Closing Period, the applicable Pro-Rated Put/Call **** Threshold;

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(2)    within thirty (30) days following the receipt by Intel and the Joint Venture Company of such **** Notice, Intel shall deliver to Micron and the Joint Venture Company a notice (an “**** Notice”) identifying any items of **** projected in the Baseline Business Plan to be spent during the Pre-Put/Call Closing Period that Intel **** in the business plan of the Joint Venture Company (such items of ****, the “****”); provided that (i) the aggregate amount of all items of **** specified in the **** Notice (after giving effect to any shifting of the date thereof pursuant to the immediately succeeding clause (ii) below) may not **** (a) with respect to any Fiscal **** in the Pre-Put/Call Closing Period, the applicable Put/Call **** Threshold and (b) with respect to any Stub Period in the Pre-Put/Call Closing Period, the applicable Pro-Rated Put/Call **** Threshold and (ii) subject to compliance with the limitations set forth in the immediately preceding clause (i), Intel may provide in the **** Notice that the date on which the Baseline Business Plan calls for any specific item(s) of **** to be spent may be shifted earlier or later by up to **** from the date specified therefor in the Baseline Business Plan, so long as (x) the aggregate amount of all such shifted items of **** does not exceed **** dollars ($****) and (y) no such item of **** may be so shifted from a date following the Intel Put Option Closing Date or Micron Call Option Closing Date, as applicable, to a date prior to the Intel Put Option Closing Date or Micron Call Option Closing Date, as applicable;
(3)    within **** days following the receipt by Micron and the Joint Venture Company of such **** Notice, Micron shall deliver to Intel and the Joint Venture Company a notice (an “**** Cancellation Notice”) identifying any items of **** (other than the ****) (the “****”) that Micron wishes to **** the business plan of the Joint Venture Company for the Pre-Put/Call Closing Period;
(4)    during the **** days following the receipt by Intel and the Joint Venture Company of such **** Cancellation Notice, the Members shall negotiate in good faith to develop, and, if mutually agreed, submit to the Board of Managers for its approval, a new Proposed Business Plan (i) covering the Pre-Put/Call Closing Period, (ii) providing for the **** of all of the **** and (iii) not including any of the **** (it being understood and agreed that if any such Proposed Business Plan is submitted to the Board of Managers by both of the Members and the Board of Managers approves such Proposed Business Plan during such **** day period, then such approved Proposed Business Plan shall thereafter replace the Baseline Business Plan and be deemed to be an Undisputed Approved Business Plan of the Joint Venture Company);
(5)    if the Board of Managers has not approved a jointly submitted Proposed Business Plan pursuant to Section 11.11(B)(4) within the **** day period specified therein, then, upon the expiration of such **** day period , the Baseline Business Plan shall be deemed to be amended (as so amended, the “Amended Baseline Business Plan”) to (i) remove the **** (but, for the avoidance of doubt, the Amended Baseline Business Plan shall in all events be deemed to include the ****), (ii) reflect any changes to the dates of the **** specified in the **** Notice pursuant to Section 11.11(B)(2), (iii) except to the extent otherwise agreed in writing by the Members, provide for each Member to take a percentage, equal to its Sharing Interest, of Products as contemplated by Section 1.8 and (iv) include general and specific spending overrun provisions in percentages that are consistent with the percentages that the general and specific spending overrun provisions included in the Baseline Business Plan prior to such amendment (it being

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understood and agreed that the Amended Baseline Business Plan shall replace the Baseline Business Plan and be deemed to be a Disputed Approved Business Plan of the Joint Venture Company); and
(6)    except for the amendment or replacement (if any) of the Baseline Business Plan pursuant to Section 11.10(B)(4) or (5), as applicable, from and after the date of any Intel Put Option Exercise Notice or any Micron Call Option Exercise Notice provided pursuant to Section 13.1 or 13.2, as applicable, no Approved Business Plan may be amended or replaced pursuant to Article 11 or otherwise, unless (i) consented to in writing by each of the Members or (ii) the Pre-Put/Call Closing Period has expired.
For purposes of this Section 11.11(B) only, the Intel Put Option Closing Date or Micron Call Option Closing Date, as applicable, shall be assumed to be the last day specified therefor in Section 13.1 or 13.2, as applicable, unless Micron (in the case of the Intel Put Option Closing Date) or Intel (in the case of the Micron Call Option Closing Date) has specified another date therefor in accordance with Section 13.1 or 13.2, as applicable, on or prior to the date of any **** Notice.

(C)    Certain ****. Each Member shall cooperate with the other Member in good faith to cause the Joint Venture Company to mitigate or avoid any **** incurred in connection with the **** of which would comprise **** (any such ****). To the extent any **** are incurred by the Joint Venture Company following the date, if any, on which the Baseline Business Plan is amended or replaced pursuant to Section 11.11(B), such **** shall be ****, except as follows:
(1)    Micron shall reimburse the Joint Venture Company (within **** days following the receipt of **** from the Joint Venture Company (or from Intel on behalf of the Joint Venture Company)) for any such ****, in each case, if the Baseline Business Plan was, except to the extent contemplated by Section 11.2(D)(3) or 11.2(E)(5), (i) a Member Business Plan that was submitted to the Board of Managers by Micron and became a Disputed Approved Business Plan pursuant to Section 11.2(D)(2) or (ii) a Member Plan Amendment that was submitted to the Board of Managers by Micron and, together with the then-effective Approved Business Plan, as amended by such Member Plan Amendment, became a Disputed Approved Business plan pursuant to Section 11.2(E)(4); and
(2)    Intel shall reimburse the Joint Venture Company (within ****) days following the receipt of **** from the Joint Venture Company (or from Micron on behalf of the Joint Venture Company)) for any such ****, in each case, if the Baseline Business Plan was, except to the extent contemplated by Section 11.2(D)(3) or 11.2(E)(5), (i) a Member Business Plan that was submitted to the Board of Managers by Intel and became a Disputed Approved Business Plan pursuant to Section 11.2(D)(2) or (ii) a Member Plan Amendment that was submitted to the Board of Managers by Intel and, together with the then-effective Approved Business Plan, as amended by such Member Plan Amendment, became a Disputed Approved Business plan pursuant to Section 11.2(E)(4).

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(D)    Certain Additional Capital. From and after the date that is **** following the date of the Intel Put Option Exercise Notice, Micron may install and operate at the Lehi Fab one or more items of equipment for use in the process of manufacturing memory wafers, in each case, subject to the terms and conditions of this Section 11.11(D). Micron's installation and operation of any such items of equipment at the Lehi Fab shall be subject to, and must comply with, the following principles:
(1)    the installation and operation of any such equipment shall not interfere with the assets, employees or operations of IMFT in any material way;
(2)    Micron (and not the Joint Venture Company or Intel) shall be fully and exclusively responsible for the purchase of and payment for, and shall hold (or shall arrange for a third party financier to hold pursuant to a customary equipment financing arrangement) title to, such items of equipment;
(3)    Micron shall fully indemnify and hold harmless the Joint Venture Company and Intel, and each of their respective officers, directors, employees and agents, in each case, from and against any and all Liabilities arising out of or in connection with the installation and operation of such equipment (it being understood and agreed that Micron's obligations described in this paragraph (3) shall not be subject to any baskets, caps, time limits or other limitations on liability);
(4)    Micron shall fully reimburse the Joint Venture Company and Intel for any and all costs, fees and expenses associated with the installation and operation of such equipment, including the full cost, as reasonably calculated by the Joint Venture Company and Intel, of any employee time devoted to any matter relating to such installation and operation of equipment;
(5)    Micron shall fully reimburse the Joint Venture Company at reasonable and customary rates, to be agreed by the Joint Venture Company, Intel and Micron, for any and all assets of the Joint Venture Company that are necessarily used in connection with such installation and operation of equipment, including any personal or real property of the Joint Venture Company, and any such use of assets of the Joint Venture Company shall be on an as-is basis without any warranty from or Liability to the Joint Venture Company;
(6)    Micron shall fully reimburse the Joint Venture Company and Intel for any increased operational costs of the Joint Venture Company (including any loss of efficiency as compared to the efficiency that would reasonably be expected had such installation and operation not occurred) arising from or in connection with such installation and operation of equipment;

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(7)    to the extent any operational or other needs of the Joint Venture Company shall conflict with or be impeded by such installation or operation of equipment, the operational or other needs of the Joint Venture Company shall take precedence over such installation and operation of equipment; and
(8)    to the extent the Joint Venture Company suffers any Liability arising out of or in connection with such installation or operation of equipment, such Liability shall be disregarded in the calculation of the Estimated Intel Put Option Purchase Price and the calculation of the Intel Put Option Purchase Price.
In order to ensure Micron's compliance with such principles, prior to, and as a condition precedent to, any such installation and operation of items of equipment contemplated by this Section 11.11(D), Micron must enter into one or more binding agreements with the Joint Venture Company and Intel, which agreements shall (i) include detailed terms that more fully and comprehensively give effect to the principles outlined above in this Section 11.1(D) and (ii) be in form and substance satisfactory to the Joint Venture Company, Intel and Micron. For the avoidance of doubt, no payment by Micron to the Joint Venture Company or Intel contemplated by this Section 11.11(D) shall constitute a Capital Contribution by Micron to the Joint Venture Company.

ARTICLE 12.
TRANSFER RESTRICTIONS
12.1    Restrictions on Transfer. No Member may, directly or indirectly, by operation of law or otherwise, sell, assign or transfer or otherwise encumber (whether by pledge or otherwise), or create a class of tracking stock or other derivative security in respect of (each of the foregoing, a “Transfer”) all or any portion of its Interest in the Joint Venture Company or any of its Subsidiaries or any Member Note, or any interest therein, and the Joint Venture Company and its Subsidiaries shall not recognize any Transfer of a Member's Interest in the Joint Venture Company or any of its Subsidiaries or any Member Note, other than a Transfer permitted in accordance with Article 13, Section 12.2 or 12.4, or pursuant to the Pledge Agreement (including pursuant to any foreclosure sale or similar transaction permitted under the Pledge Agreement). Neither (A) a Transfer of securities issued by a Member nor (B) a Member Change of Control shall constitute a Transfer prohibited by this Section 12.1; provided, however, that in the event of a Member Change of Control, the applicable provisions of Sections 13.1, 13.2 and 14.1(A)(7)(ii) shall apply.
12.2    Permitted Transfers. Notwithstanding the restrictions on Transfer set forth in Section 12.1, a Member may Transfer all, but not less than all, of its Interest in the Joint Venture Company and any Member Note (including the right to receive any accrued interest thereon) to a Wholly-Owned Subsidiary of such Member, provided that, (i) such Wholly-Owned Subsidiary is established, organized or incorporated within the United States, (ii) while such Wholly-Owned Subsidiary holds such Interest or any Member Note it remains a Wholly-Owned Subsidiary of the original Member established, organized or incorporated in the United States, (iii) such transferring Member shall remain liable for its Subsidiary's failure to perform the obligations associated with such transferred Interest (including the obligations set forth in this Agreement), and (iv) prior to the effectiveness of any permitted Transfer, the transferring Member shall deliver to the Board of Managers and all of the other Members of the Joint Venture Company the following:

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(A)    a certificate of the transferring Member that the Transfer will not, and could not reasonably be expected to, cause an adverse effect on the Joint Venture Company or any of its Subsidiaries or the non-transferring Member, including any adverse effect on, or resulting loss of, any of the Intellectual Property Rights of the Joint Venture Company or any of its Subsidiaries;
(B)    evidence reasonably satisfactory to the other Member that all of the following conditions have been satisfied:
(1)    the transferring Member and its Affiliates are not in material breach of any provision of this Agreement or any agreement with the Joint Venture Company or any of its Subsidiaries (collectively, the “Affiliate Agreements”);
(2)    the transferee of the Member's Interest or any Member Note is financially capable of carrying out the obligations and paying any liabilities of the transferring Member pursuant to this Agreement and the Affiliate Agreements;
(3)    notwithstanding the continuing liability of the transferring Member described above, the transferee has agreed in writing to assume all of the obligations of the transferring Member relating to the transferred Interest or any Member Note, including the obligations set forth in this Agreement and any Affiliate Agreement it properly assumes;
(4)    the transferee executes and becomes a party to the Confidentiality Agreement;
(5)    the transferee executes and becomes a party to the Pledge Agreement and is bound thereby as though it were the Pledgor (as defined in the Pledge Agreement) thereunder;
(6)    the Transfer will not result in material adverse tax consequences to the Joint Venture Company or to the other Member (unless the Member engaging in such Transfer reimburses the other Member or the Joint Venture Company, as the case may be, for such tax consequences, which reimbursement and payment shall not affect the Capital Contributions of the Members); and
(7)    the Transfer will not result in a Liquidating Event, or in an event or condition that with the giving of notice or the passage of time or both would constitute a breach or default, by either the transferring Member or the transferee, under this Agreement or any of the Affiliate Agreements.
12.3    Additional Members. No Person shall be admitted to the Joint Venture Company as a Member other than (A) Intel, Micron or any substitute Member for Intel or Micron (as provided in Section 12.2) or (B) in connection with any foreclosure sale or similar transaction permitted under the Pledge Agreement.

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12.4    Purchase of Remaining Interest.
(A)    If the Economic Interest of a Member (the “Minority Member”) drops to ten percent (10%) or less and remains at or below ten percent (10%) for more than six (6) consecutive months, the other Member or a Subsidiary thereof (such other Member or Subsidiary thereof, the “Majority Member”) shall have the option, exercisable at any time prior to May 30, 2024, to purchase all of the remaining Interest of, and outstanding Member Notes payable to, the Minority Member at a cash purchase price equal to the Option Price. The Majority Member may exercise this purchase option by delivering a written notice of its intent to exercise to the Minority Member. The closing of the purchase and sale of the Minority Member's remaining Interest and any outstanding Member Notes held by the Minority Member (the “Minority Closing”) shall take place as of the last day of the Fiscal Month in which the date occurs that is one hundred and eighty (180) days from the date on which the Majority Member delivers the notice described in the immediately preceding sentence. Such Minority Closing shall take place at the principal office of the Joint Venture Company, or at such other location as the Majority Member and the Minority Member may mutually determine. At the Minority Closing, (i) the Minority Member shall transfer its remaining Interest in the Joint Venture Company and outstanding Member Notes held by the Minority Member to the Majority Member, free and clear of any liens or encumbrances, (ii) the Majority Member shall pay the Minority Member the Minority Closing Price by wire transfer of immediately available funds, (iii) the Minority Member shall deliver to the Majority Member such instrument(s) of conveyance as the Majority Member reasonably requests, and (iv) on the same terms and conditions (mutatis mutandis) as are set forth in Sections 6.3, 6.5, 6.6 and 6.7 of the 2012 Master Agreement, the Minority Member shall, from and after the Minority Closing, indemnify and hold harmless the Joint Venture Company for the Minority Member's Economic Interest (as of the date of the Minority Closing) of all Liabilities of the Joint Venture Company (but not including any Liability for which the Majority Member or any of its Subsidiaries is required to indemnify the Joint Venture Company or the Minority Member or any of their respective Subsidiaries pursuant to any of the Joint Venture Documents or the Asset Transaction Agreements) to the extent both (a) arising from any action, event, circumstance or condition occurring or existing on or prior the Minority Closing and (b) not reflected in the calculation of the Option Price (provided that the Joint Venture Company shall have the burden of proof with respect to any indemnification claims for such Liabilities). After the delivery of the notice by the Majority Member regarding a Minority Closing, the Minority Member shall have the right to conduct, at its cost and prior to the date of the Minority Closing, one or more environmental studies at the Lehi Facility, provided that (x) such study(ies) shall be conducted in a manner that does not unreasonably interfere with the business or operations of the Joint Venture Company and (y) the Members shall cause the Joint Venture Company and its personnel to reasonably cooperate therewith.
(B)    Upon the Minority Closing, the Majority Member shall pay by wire transfer of immediately available funds to the Minority Member a sum (the “Minority Closing Price”) equal to the **** of (i) an amount equal to (a) the **** of the **** of the Joint Venture Company and its Subsidiaries as of the last day of the Fiscal Month immediately prior to the Minority Closing, **** (b) the **** of the liabilities of the Joint Venture Company and its Subsidiaries as of the last day of the Fiscal Month immediately prior to the Minority Closing (excluding, however, any liabilities with respect to Member Notes), minus (plus) (c) the amount of **** of the Joint Venture Company related to any **** as is included on the consolidated balance sheet of the Joint Venture Company prepared in

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accordance with Modified GAAP as of the last day of the Fiscal Month immediately prior to the Minority Closing, and (ii) the Economic Interest of the Minority Member as of the date of the Minority Closing. Within five (5) Business Days after the month-end balance sheet (prepared in accordance with Modified GAAP consistently applied) as of the date of the Minority Closing becomes available, the Minority Closing Price shall be recalculated using the **** of the **** of the Joint Venture Company and its Subsidiaries as of the date of the Minority Closing, the **** of the liabilities of the Joint Venture Company and its Subsidiaries as of the date of the Minority Closing (excluding, however, any liabilities with respect to Member Notes) and the amount of **** of the Joint Venture Company related to any **** as is included on the consolidated balance sheet of the Joint Venture Company prepared in accordance with Modified GAAP as of the date of the Minority Closing (such recalculated sum, the “Option Price”). If the Option Price is greater than the Minority Closing Price, the Majority Member shall deliver the difference to the Minority Member by wire transfer of immediately available funds within three (3) Business Days of such recalculation. If the Option Price is less than the Minority Closing Price, the Minority Member shall refund the difference to the Majority Member by wire transfer of immediately available funds within three (3) Business Days of such recalculation.
(C)    On the date of the Minority Closing, the Members shall, if so elected by the Minority Member, enter into a new supply agreement to replace the applicable Supply Agreement with the Minority Member. Such new supply agreement shall provide for the Majority Member to supply Products to the Minority Member on substantially the same terms as the terms on which the Joint Venture Company is obligated to supply Products to the Minority Member under the applicable Supply Agreement, except that (i) under such new supply agreement, the Majority Member (rather than the Joint Venture Company) shall be the supplier, (ii) the term of such new supply agreement shall expire upon the one (1) year anniversary of the Minority Closing, (iii) the price of the Products the Minority Member purchases under such new supply agreement shall equal **** percent (****%) of the Price (as defined in the applicable Supply Agreement with the Minority Member) of the Products (provided, however, that, for purposes of such new supply agreement and notwithstanding any provision to the contrary in such new supply agreement, the Supply Agreement with the Minority Member or this Agreement, such Price (as defined in such Supply Agreement) for each Product shall be deemed to be the weighted average of the Prices (as defined in such Supply Agreement) that applied under such Supply Agreement with respect to such Product during the three (3)-month period ending on the date of the Minority Closing), (iv) (A) no later than one-hundred fifty (150) days prior to the Minority Closing, the Minority Member shall provide to the Majority Member a binding forecast (which need not include desired Probed Wafer breakout by design id, technology node, process revision, probe test revision, level of Probe Testing, marking specification, packaging requirements, requested delivery dates or places of delivery for the Probed Wafers (the “Forecast Details”)) of the total number of wafers it will purchase under such new supply agreement during each of the first half and the second half of the term of such new supply agreement (which totals shall be consistent with the requirements set forth in clause (v) below) (the “Minority Option Supply Minimum Commitments”), (B) for each Fiscal Month thereafter until the expiration of the term of such new supply agreement, the Minority Member shall provide the Majority Member with a written demand forecast (including Forecast Details) of its Probed Wafer needs for each month of such term that falls within the remaining portion of the then-current Fiscal Quarter and the three Fiscal Quarters thereafter, in each case, in quantities sufficient to satisfy the applicable Minority Option Supply Minimum Commitments, and (C) such written forecasts referred to in clause (B) shall become binding on the Members at times and in a manner consistent with the terms of Article 3 (mutatis mutandis) (other

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than Section 3.1(g)) of the **** Supply Agreement, except that the provisions of Section 3.1(b) of the **** Supply Agreement (and any similar provisions) shall not apply but, instead, shall be replaced by the boundary condition that the **** at the **** during any particular month of the term of such new supply agreement shall be materially consistent with such **** by the Minority Member from the Joint Venture Company immediately prior to the Minority Closing and (v) the Minority Member shall be required under such new supply agreement to purchase (A) during the first half of the term of such new supply agreement, at least fifty percent (50%), but, at the Minority Member's sole election, up to one-hundred percent (100%), of the quantity of Products, measured in 300 millimeter equivalents, that the Minority Member purchased under the applicable Supply Agreement with the Minority Member during the six (6)-month period immediately preceding the Minority Closing and (B) during the second half of the term of such new supply agreement, up to one-hundred percent (100%) of the quantity of Products, measured in 300 millimeter equivalents, that the Minority Member purchased under such new supply agreement during the first half of the term of such new supply agreement. Subject to the other provisions of this Section 12.4(C), the Members will work together in good faith so that such new supply agreement minimizes disruption to the businesses of the Members and to maintain substantially the same composition of types of Products as the Members had obtained from the Joint Venture Company immediately prior to the Minority Closing.
ARTICLE 13.
CERTAIN EXIT RIGHTS AND OBLIGATIONS
13.1    Intel Put Option During Scheduled Exercise Period or Upon Member Change of Control.
(A)    If, and only if, Micron has not timely provided to Intel a Micron Call Option Exercise Notice in accordance with Section 13.2(A) and a Change of Control Micron Call Option Exercise Period is not then subsisting, then at any time between and including January 1, **** and December 31, **** (the “Scheduled Intel Put Option Exercise Period”) or during the three (3)-month period beginning on the date (if any) on which Micron undergoes a Member Change of Control (the “Change of Control Intel Put Option Exercise Period”), Intel shall have the right, in its sole and absolute discretion, by providing written notice to Micron of Intel's election to exercise the Intel Put Option (such notice, the “Intel Put Option Exercise Notice”), to cause Micron to purchase from Intel all, but not less than all, of the remaining Interest of, and outstanding Member Notes payable to, Intel (such right, the “Intel Put Option”), at the Intel Put Option Purchase Price. Upon delivery of the Intel Put Option Exercise Notice, (i) Micron shall be irrevocably obligated to purchase from Intel, and Intel shall be irrevocably obligated to sell to Micron, all of the remaining Interest of, and outstanding Member Notes payable to, Intel, in each case, on the terms and conditions set forth in this Section 13.1 and (ii) the provisions of Section 11.11 shall apply as and to the extent set forth in such Section. Any exercise of the Intel Put Option in accordance with this Section 13.1(A) during the Scheduled Intel Put Option Exercise Period but not during a Change of Control Intel Put Option Exercise Period shall be referred to as a “Scheduled Intel Put Option Exercise,” and any exercise of the Intel Put Option in accordance with this Section 13.1(A) during a Change of Control Intel Put Option Exercise Period (whether or not such exercise also falls within the Scheduled Intel Put Option Exercise Period) shall be referred to as a “Change of Control Intel Put Option Exercise.” Notwithstanding anything to the contrary in this Agreement, if a Scheduled Intel Put Option Exercise, but not the related Intel Put Option Closing Date, has occurred prior to the

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commencement of a Change of Control Intel Put Option Exercise Period, then Intel shall have the right, in its sole and absolute discretion, by providing written notice to Micron during the Change of Control Intel Put Option Exercise Period, to cause such Scheduled Intel Put Option Exercise to be deemed for all purposes hereunder to be a Change of Control Intel Put Option Exercise, and the related Change of Control Exercise Intel Put Option Closing Date shall be deemed to be the earlier of (x) any Scheduled Exercise Intel Put Option Closing Date previously determined in accordance with Section 13.1(B) and (y) any date determined in accordance with Section 13.1(B) to be the Change of Control Exercise Intel Put Option Closing Date.
(B)    Following the exercise of the Intel Put Option in accordance with Section 13.1(A), (i) if such exercise was a Scheduled Intel Put Option Exercise, Micron shall deliver to Intel a written notice specifying a date (the “Scheduled Exercise Intel Put Option Closing Date”) at least **** following the date of such delivery (but not more than **** following Micron's receipt of the Intel Put Option Exercise Notice) or (ii) if such exercise was a Change of Control Intel Put Option Exercise, Micron shall deliver to Intel a written notice specifying a date (the “Change of Control Exercise Intel Put Option Closing Date” and, together with the Scheduled Exercise Intel Put Option Closing Date, the “Intel Put Option Closing Date”) at least **** following the date of such delivery (but not more than **** following the date of the Intel Put Option Exercise Notice), in each case, on which the closing of the Intel Put Option (the “Intel Put Option Closing”) shall take place (it being understood and agreed that the Intel Put Option Closing Date (x) must be the last day of a Fiscal Month and (y) may fall before, during or after the Scheduled Intel Put Option Exercise Period). The Intel Put Option Closing shall take place at the principal office of the Joint Venture Company, or at such other location as Intel and Micron may mutually determine. At the Intel Put Option Closing, (i) Intel shall transfer its remaining Interest in the Joint Venture Company and outstanding Member Notes held by Intel to Micron, free and clear of any liens or encumbrances, (ii) if the related exercise of the Intel Put Option was a Scheduled Intel Put Option Exercise or if the related exercise of the Intel Put Option was a Change of Control Intel Put Option Exercise and the Estimated Intel Put Option Purchase Price exceeds **** percent (****%) of the related Member Change of Control Value of Micron, then (A) Micron shall deliver to Intel a promissory note in the form attached hereto as Exhibit C providing for the payment to Intel of the Estimated Intel Put Option Purchase Price, the terms of which shall include a combination of term and an interest rate, as selected by Micron in its sole and absolute discretion, by written notice delivered to Intel at least thirty (30) days prior to the Intel Put Option Closing Date, from one of the following combinations: (1) a term of one (1) year with an interest rate equal to ****, or (2) a term of two (2) years with an interest rate equal to ****, determined as of and on the Intel Put Option Closing Date in accordance with the methodology described in Schedule 3 hereto, **** (it being acknowledged and agreed that (a) the materials contained in Schedule 3 hereto provide an illustrative example of the method of determining such rate, assuming, for purposes of such example, a **** and a **** and (b) if the **** described on Schedule 3 hereto (and any successor **** thereto) is **** prior to, and **** on, the Intel Put Option Closing Date, then Intel and Micron shall as promptly as practicable (and without delaying the Intel Put Option Closing Date) agree on a replacement methodology for determining such rate of interest which **** and approximates the methodology described in Schedule 3 hereto as closely as possible) (provided, however, that the two-year term loan option shall not be available to Micron if, at such time, **** and (B) if the **** on the Intel Put Option Closing Date ****, then, on the Intel Put Option Closing Date, in order to secure Micron's payment obligations under such promissory note, Micron shall cause the Joint Venture Company and its Subsidiaries to grant to Intel a perfected, first

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priority security interest (subject to any liens existing as of immediately prior to the Intel Put Option Closing, except to the extent any such lien was incurred as a result of Micron's violation of this Agreement) in all of the then-existing assets of the Joint Venture Company and its Subsidiaries and to enter into one or more security agreements relating thereto (such agreement(s) and security interest to be in form and substance reasonably satisfactory to Intel and Micron), (iii) if the related exercise of the Intel Put Option was a Change of Control Intel Put Option Exercise and the Estimated Intel Put Option Purchase Price does not exceed **** percent (****%) of the related Member Change of Control Value of Micron, then Micron shall pay to Intel the Estimated Intel Put Option Purchase Price by wire transfer of immediately available funds, (iv) Intel and Micron shall enter into the new supply agreement referred to in Section 13.1(D), (v) Intel shall deliver to Micron such instrument of conveyance as Micron reasonably requests and (vi) on the same terms and conditions (mutatis mutandis) as are set forth in Sections 6.3, 6.5, 6.6 and 6.7 of the 2012 Master Agreement, Intel shall, from and after the Intel Put Option Closing Date, indemnify and hold harmless the Joint Venture Company for Intel's Economic Interest (as of the date of the Intel Put Option Closing Date) of all Liabilities of the Joint Venture Company (but not including any Liability for which Micron or any of its Subsidiaries is required to indemnify the Joint Venture Company or Intel or any of their respective Subsidiaries pursuant to any of the Joint Venture Documents or the Asset Transaction Agreements) to the extent both (a) arising from any action, event, circumstance or condition occurring or existing on or prior the Intel Put Option Closing Date and (b) not reflected in the calculation of the Intel Put Option Purchase Price (provided that the Joint Venture Company shall have the burden of proof with respect to any indemnification claims for such Liabilities). After the delivery of the Intel Put Option Exercise Notice, Intel shall have the right to conduct, at its cost and prior to the Intel Put Option Closing Date, one or more environmental studies at the Lehi Facility, provided that (x) such study(ies) shall be conducted in a manner that does not unreasonably interfere with the business or operations of the Joint Venture Company and (y) the Members shall cause the Joint Venture Company and its personnel to reasonably cooperate therewith.
(C)    The amount of (x) the promissory note to be delivered by Micron to Intel at the Intel Put Option Closing or (y) the payment by wire transfer of immediately available funds from Micron to Intel at the Intel Put Option Closing, in each case, in accordance with Section 13.1(B), shall be in an amount (the “Estimated Intel Put Option Purchase Price”) equal to the product of (i) an amount equal to (a) the **** of the **** of the Joint Venture Company and its Subsidiaries as of the last day of the Fiscal Month immediately prior to the Intel Put Option Closing, minus (b) the **** of the **** of the Joint Venture Company and its Subsidiaries as of the last day of the Fiscal Month immediately prior to the Intel Put Option Closing (excluding, however, any **** with respect to ****), minus (plus) (c) the amount of **** of the Joint Venture Company related to any **** as is included on the consolidated balance sheet of the Joint Venture Company prepared in accordance with Modified GAAP as of the last day of the Fiscal Month immediately prior to the Intel Put Option Closing, and (ii) the Economic Interest of Intel as of the Intel Put Option Closing Date. Within five (5) Business Days after the month-end balance sheet (prepared in accordance with Modified GAAP consistently applied) as of the Intel Put Option Closing Date becomes available, the Estimated Intel Put Option Purchase Price shall be recalculated using the **** of the **** of the Joint Venture Company and its Subsidiaries as of the Intel Put Option Closing Date, the **** of the **** of the Joint Venture Company and its Subsidiaries as of the Intel Put Option Closing Date (excluding, however, any **** with respect to ****) and the amount of **** of the Joint Venture Company related to any **** as is included on the consolidated balance sheet of the Joint Venture Company prepared in accordance with Modified GAAP as of the Intel Put

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Option Closing Date (such recalculated sum, the “Intel Put Option Purchase Price”). Within three (3) Business Days of such recalculation, (i) if Micron was required to deliver a promissory note to Intel at the Intel Put Option Closing pursuant to Section 13.1(B), Micron shall deliver a new promissory note to Intel, providing for the payment to Intel of the Intel Put Option Purchase Price, with identical terms to the promissory note delivered at the Intel Put Option Closing other than with respect to the amount owed, and Intel shall deliver to Micron the promissory note delivered to Intel at the Intel Put Option Closing marked cancelled or (ii) if Micron was required to make a payment by wire transfer of immediately available funds from Micron to Intel at the Intel Put Option Closing pursuant to Section 13.1(B), then (A) if the Intel Put Option Purchase Price is greater than the Estimated Intel Put Option Purchase Price, Micron shall deliver the difference to Intel by wire transfer of immediately available funds and (B) if the Intel Put Option Purchase Price is less than the Estimated Intel Put Option Purchase Price, Intel shall refund the difference to Micron by wire transfer of immediately available funds. For the avoidance of doubt, both the Estimated Intel Put Option Purchase Price and the Intel Put Option Purchase Price shall be determined without giving effect to the transactions contemplated by this Article and without any write-off or write-down resulting from such transactions.
(D)    On the Intel Put Option Closing Date, Intel and Micron shall enter into a new supply agreement to replace the Supply Agreement - Intel. Such new supply agreement shall provide for Micron to supply Products to Intel on substantially the same terms as the terms on which the Joint Venture Company is obligated to supply Products to Intel under the Supply Agreement - Intel, except that (i) under such new supply agreement, Micron (rather than the Joint Venture Company) shall be the supplier, (ii) the term of such new supply agreement shall expire upon the **** anniversary of the Intel Put Option Closing Date, (iii) the price of the Products Intel purchases under such new supply agreement shall equal **** percent (****%) of the Price (as defined in the Supply Agreement - Intel) of such Products (provided, however, that, for purposes of such new supply agreement and notwithstanding any provision to the contrary in such new supply agreement, the Supply Agreement - Intel or this Agreement, such Price (as defined in the Supply Agreement - Intel) shall be deemed to be the weighted average of the Prices (as defined in the Supply Agreement - Intel) that applied under the Supply Agreement - Intel with respect to such Product during the three (3)-month period ending on the Intel Put Option Closing Date), (iv) (A) no later than **** days prior to the Intel Put Option Closing Date, Intel shall provide to Micron a binding forecast (which need not include the Forecast Details) of the total number of wafers it will purchase under such new supply agreement during each of the first half and the second half of the term of such new supply agreement (which totals shall be consistent with the requirements set forth in clause (v) below) (the “Intel Put Supply Minimum Commitments”), (B) for each Fiscal Month thereafter until the expiration of the term of such new supply agreement, Intel shall provide Micron with a written demand forecast (including Forecast Details) of its Probed Wafer needs for each month of such term that falls within the remaining portion of the then-current Fiscal Quarter and the **** Fiscal Quarters thereafter, in each case, in quantities sufficient to satisfy the applicable Intel Put Supply Minimum Commitments, and (C) such written forecasts referred to in clause (B) shall become binding on Intel and Micron at times and in a manner consistent with the terms of Article 3 (mutatis mutandis) (other than Section 3.1(g)) of the **** Supply Agreement, except that the provisions of Section 3.1(b) of the **** Supply Agreement (and any similar provisions) shall not apply but, instead, shall be replaced by the boundary condition that the **** at the **** during any particular month of the term of such new supply agreement shall be materially consistent with such **** by Intel from the Joint Venture Company immediately prior to the Intel Put Option Closing Date and (v) Intel shall be required under such new

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supply agreement to purchase (A) during the first half of the term of such new supply agreement, at least fifty percent (50%), but, at Intel's sole election, up to one-hundred percent (100%), of the quantity of Products, measured in 300 millimeter equivalents, that Intel purchased under the Supply Agreement - Intel during the six (6)-month period immediately preceding the Intel Put Option Closing Date and (B) during the second half of the term of such new supply agreement, up to one-hundred percent (100%) of the quantity of Products, measured in 300 millimeter equivalents, that Intel purchased under such new supply agreement during the first half of the term of such new supply agreement. Subject to the other provisions of this Section 13.1(D), the Members will work together in good faith so that such new supply agreement minimizes disruption to the businesses of the Members and to maintain substantially the same composition of types of Products as the Members had obtained from the Joint Venture Company immediately prior to the Intel Put Option Closing Date.
13.2    Micron Call Option During Scheduled Exercise Period or Upon Member Change of Control.
(A)    If, and only if, Intel has not timely provided to Micron an Intel Put Option Exercise Notice in accordance with Section 13.1(A) and a Change of Control Intel Put Option Exercise Period is not then subsisting, then at any time between and including January 1, **** and December 31, **** (the “Scheduled Micron Call Option Exercise Period”) or during the three (3)-month period beginning on the date (if any) on which Intel undergoes a Member Change of Control (the “Change of Control Micron Call Option Exercise Period”), Micron shall have the right, in its sole and absolute discretion, by providing written notice to Intel of Micron's election to exercise the Micron Call Option (such notice, the “Micron Call Option Exercise Notice”), to cause Intel to sell to Micron all, but not less than all, of the remaining Interest of, and outstanding Member Notes payable to, Intel (such right, the “Micron Call Option”), at a cash purchase price equal to the Micron Call Option Purchase Price. Upon delivery of the Micron Call Option Exercise Notice, (i) Micron shall be irrevocably obligated to purchase from Intel, and Intel shall be irrevocably obligated to sell to Micron, all of the remaining Interest of, and outstanding Member Notes payable to, Intel, in each case, on the terms and conditions set forth in this Section 13.2 and (ii) the provisions of Section 11.11 shall apply as and to the extent set forth in such Section.

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(B)    Following the exercise of the Micron Call Option in accordance with Section 13.2(A), Intel shall deliver to Micron a written notice specifying a date (the “Micron Call Option Closing Date”) at least **** following the date of such delivery (but not more than **** following Intel's receipt of the Micron Call Option Exercise Notice) on which the closing of the Micron Call Option (the “Micron Call Option Closing”) shall take place (it being understood and agreed that the Micron Call Option Closing Date (x) must be the last day of a Fiscal Month and (y) may fall before, during or after the Scheduled Micron Call Option Exercise Period). The Micron Call Option Closing shall take place at the principal office of the Joint Venture Company, or at such other location as Intel and Micron may mutually determine. At the Micron Call Option Closing, (i) Intel shall transfer its remaining Interest in the Joint Venture Company and outstanding Member Notes held by Intel to Micron, free and clear of any liens or encumbrances, (ii) Micron shall pay to Intel the Estimated Micron Call Option Purchase Price by wire transfer of immediately available funds, (iii) Intel and Micron shall enter into the new supply agreement referred to in Section 13.2(D), (iv) Intel shall deliver to Micron such instrument of conveyance as Micron reasonably requests and (vi) on the same terms and conditions (mutatis mutandis) as are set forth in Sections 6.3, 6.5, 6.6 and 6.7 of the 2012 Master Agreement, Intel shall, from and after the Micron Call Option Closing Date, indemnify and hold harmless the Joint Venture Company for Intel's Economic Interest (as of the date of the Micron Call Option Closing Date) of all Liabilities of the Joint Venture Company (but not including any Liability for which Micron or any of its Subsidiaries is required to indemnify the Joint Venture Company or Intel or any of their respective Subsidiaries pursuant to any of the Joint Venture Documents or the Asset Transaction Agreements) to the extent both (a) arising from any action, event, circumstance or condition occurring or existing on or prior the Micron Call Option Closing Date and (b) not reflected in the calculation of the Micron Call Option Purchase Price (provided that the Joint Venture Company shall have the burden of proof with respect to any indemnification claims for such Liabilities). After the delivery of the Micron Call Option Exercise Notice, Intel shall have the right to conduct, at its cost and prior to the Micron Call Option Closing Date, one or more environmental studies at the Lehi Facility, provided that (x) such study(ies) shall be conducted in a manner that does not unreasonably interfere with the business or operations of the Joint Venture Company and (y) the Members shall cause the Joint Venture Company and its personnel to reasonably cooperate therewith.
(C)    Upon the Micron Call Option Closing, Micron shall pay by wire transfer of immediately available funds to Intel a sum (the “Estimated Micron Call Option Purchase Price”) equal to the product of (i) an amount equal to (a) the **** of the **** of the Joint Venture Company and its Subsidiaries as of the last day of the Fiscal Month immediately prior to the Micron Call Option Closing, minus (b) the **** of the **** of the Joint Venture Company and its Subsidiaries as of the last day of the Fiscal Month immediately prior to the Micron Call Option Closing (excluding, however, any **** with respect to ****), minus (plus) (c) the amount of **** of the Joint Venture Company related to any **** as is included on the consolidated balance sheet of the Joint Venture Company prepared in accordance with Modified GAAP as of the last day of the Fiscal Month immediately prior to the Micron Call Option Closing, and (ii) the Economic Interest of Intel as of the Micron Call Option Closing Date. Within five (5) Business Days after the month-end balance sheet (prepared in accordance with Modified GAAP consistently applied) as of the Micron Call Option Closing Date becomes available, the Estimated Micron Call Option Purchase Price shall be recalculated using the **** of the **** of the Joint Venture Company and its Subsidiaries as of the Micron Call Option Closing Date, the **** of the **** of the Joint Venture Company and its Subsidiaries as of the Micron Call Option Closing Date (excluding,

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however, any **** with respect to ****) and the amount of **** of the Joint Venture Company related to any **** as is included on the consolidated balance sheet of the Joint Venture Company prepared in accordance with Modified GAAP as of the Micron Call Option Closing Date (such recalculated sum, the “Micron Call Option Purchase Price”). If the Micron Call Option Purchase Price is greater than the Estimated Micron Call Option Purchase Price, Micron shall deliver the difference to Intel by wire transfer of immediately available funds within three (3) Business Days of such calculation. If the Micron Call Option Purchase Price is less than the Estimated Micron Call Option Purchase Price, Intel shall refund the difference to Micron by wire transfer of immediately available funds within three (3) Business Days of such calculation. For the avoidance of doubt, both the Estimated Micron Call Option Purchase Price and the Micron Call Option Purchase Price shall be determined without giving effect to the transactions contemplated by this Article and without any write-off or write-down resulting from such transactions.
(D)    On the Micron Call Option Closing Date, Intel and Micron shall enter into a new supply agreement to replace the Supply Agreement - Intel. Such new supply agreement shall provide for Micron to supply Products to Intel on substantially the same terms as the terms on which the Joint Venture Company is obligated to supply Products to Intel under the Supply Agreement - Intel, except that (i) under such new supply agreement, Micron (rather than the Joint Venture Company) shall be the supplier, (ii) the term of such new supply agreement shall expire upon the **** anniversary of the Micron Call Option Closing Date, (iii) the price of the Products Intel purchases under such new supply agreement shall equal **** percent (****%) of the Price (as defined in the Supply Agreement - Intel) of the Products (provided, however, that, for purposes of such new supply agreement and notwithstanding any provision to the contrary in such new supply agreement, the Supply Agreement - Intel or this Agreement, such Price (as defined in the Supply Agreement - Intel) shall be deemed to be the weighted average of the Prices (as defined in the Supply Agreement - Intel) that applied under the Supply Agreement - Intel with respect to such Product during the three (3)-month period ending on the Micron Call Option Closing Date), (iv) (A) no later than **** days prior to the Micron Call Option Closing Date, Intel shall provide to Micron a binding forecast (which need not include the Forecast Details) of the total number of wafers it will purchase under such new supply agreement during each of the first half and the second half of the term of such new supply agreement (which totals shall be consistent with the requirements set forth in clause (v) below) (the “Micron Call Supply Minimum Commitments”), (B) for each Fiscal Month thereafter until the expiration of the term of such new supply agreement, Intel shall provide Micron with a written demand forecast (including Forecast Details) of its Probed Wafer needs for each month of such term that falls within the remaining portion of the then-current Fiscal Quarter and the **** Fiscal Quarters thereafter, in each case, in quantities sufficient to satisfy the applicable Micron Call Supply Minimum Commitments, and (C) such written forecasts referred to in clause (B) shall become binding on Intel and Micron at times and in a manner consistent with the terms of Article 3 (mutatis mutandis) (other than Section 3.1(g)) of the **** Supply Agreement, except that the provisions of Section 3.1(b) of the **** Supply Agreement (and any similar provisions) shall not apply but, instead, shall be replaced by the boundary condition that the **** at the **** during any particular month of the term of such new supply agreement shall be materially consistent with such **** by Intel from the Joint Venture Company immediately prior to the Micron Call Option Closing Date and (v) Intel shall be required under such new supply agreement to purchase (A) during the first half of the term of such new supply agreement, at least fifty percent (50%), but, at Intel's sole election, up to one-hundred percent (100%), of the quantity of Products, measured in 300 millimeter equivalents, that Intel purchased under the Supply Agreement

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- Intel during the six (6)-month period immediately preceding the Micron Call Option Closing Date and (B) during the second half of the term of such new supply agreement, up to one-hundred percent (100%) of the quantity of Products, measured in 300 millimeter equivalents, that Intel purchased under such new supply agreement during the first half of the term of such new supply agreement. Subject to the other provisions of this Section 13.2(D), the Members will work together in good faith so that such new supply agreement minimizes disruption to the businesses of the Members and to maintain substantially the same composition of types of Products as the Members had obtained from the Joint Venture Company immediately prior to the Micron Call Option Closing Date.
ARTICLE 14.
DISSOLUTION AND LIQUIDATION
14.1    Dissolution.
(A)    Upon the occurrence of any of the following events (each, a “Liquidating Event”), the Joint Venture Company shall commence winding up and liquidation activities in accordance with this Article 14 and any other covenants unanimously agreed in writing by the Members, whether or not the event would cause a dissolution under the Act:
(1)    the delivery, after December 31, 2024, of a notice by either Member to the other Member and the Joint Venture Company requesting the liquidation of the Joint Venture Company;
(2)    the unanimous agreement in writing of the Members to wind up the Joint Venture Company;
(3)    the election by a Member with a Percentage Interest of at least **** percent (****%) to wind up the affairs of the Joint Venture Company (which election shall not require the consent of the other Member), upon delivery of written notice of such election to the Joint Venture Company and the other Member;
(4)    the election of Intel to dissolve the Joint Venture Company in the event of one or more breaches by Micron of any obligation of Micron to provide ****, the **** Agreement, dated as of the Effective Date, between the Joint Venture Company and Micron that remain uncured after any applicable cure period set forth in such agreement, provided that all such breaches from the Effective Date to the date of such election result in **** damages to the Joint Venture Company of **** (that would be recoverable **** under such agreements) (without taking into account the effect of the winding up and liquidation of the Joint Venture Company under this Article 14 and any other covenants unanimously agreed in writing by the Members);

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(5)    the occurrence of any other event that, under the Act, makes it unlawful, impossible or impractical to carry on the business of the Joint Venture Company;
(6)    the election by either Member to wind up the affairs of the Joint Venture Company upon (i) the occurrence of a Bankruptcy of the Joint Venture Company of the type described in clause (iv) of the definition of the term “Bankruptcy,” provided that the Member making such election is not in default of any payment obligation to the Joint Venture Company or (ii) the Bankruptcy (as hereinafter defined), dissolution or liquidation of a Member, and further provided that, in either event, such election shall be made only after entry by the court presiding over the Bankruptcy of an order granting relief from the automatic stay to make such election to the Member making such election; or
(7)    the election by a Member to wind up the affairs of the Joint Venture Company, if (i) the Joint Venture Company ceases operations for more than **** or (ii) the other Member undergoes a Member Change of Control.
(B)    For the purposes of this Section 14.1, the term “Bankruptcy” shall mean (i) the entry of a decree or order for relief of the Person by a court of competent jurisdiction in any involuntary case involving the Person under any bankruptcy, insolvency or other similar law now or hereafter in effect; (ii) the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar agent for the Person or for any substantial part of the Person's assets or property; (iii) the ordering of the winding up or liquidation of the Person's affairs; (iv) the filing with respect to the Person of a petition in any such involuntary bankruptcy case, which petition remains undismissed for a period of sixty (60) days or which is dismissed or suspended pursuant to Section 305 of the U.S. Bankruptcy Code (or any corresponding provision of any future U.S. bankruptcy law); (v) the commencement by the Person of a voluntary case under any bankruptcy, insolvency or other similar law now or hereafter in effect; (vi) the consent by the Person to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar agent for the Person or for any substantial part of the Person's assets or property; (vii) the making by the Person of any general assignment for the benefit of creditors; or (viii) the failure by the Person generally to pay its debts as such debts become due.
14.2    No Withdrawal. No Member shall have any right to withdraw from the Joint Venture Company. No event that would constitute a withdrawal of a Member under the Act shall in any way be deemed to be a withdrawal under this Agreement or cause a dissolution of the Joint Venture Company.
14.3    Auction of Joint Venture Company Assets. As soon as reasonably practicable following the occurrence of a Liquidating Event, but not later than **** days thereafter, the Board of Managers shall cause the Joint Venture Company and its Subsidiaries to conduct an auction, which shall be open to third parties and reasonably designed to maximize the price (including, if available on commercially reasonable terms, the use of a nationally recognized investment banker to oversee the auction), of all of the assets (other than cash and Intellectual Property Rights) remaining in the Joint Venture Company and its Subsidiaries. Each of the Members shall be entitled to participate as a bidder in the auction, and such assets shall be sold to the Person providing the best bid in such auction, which shall be conducted by sealed bid. Neither Member nor any of its Representatives shall be entitled to, and neither Member shall or shall permit any of its Representatives to, review any such bid by any Person (other than such

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Member) prior to such Member making a bid in such auction. No bidder in such auction may submit more than one (1) bid during such auction. If one of the Members provides the best bid in the auction (the “Buying Member;” and the other Member, the “Selling Member”), and a loss, if any, on the sale of such assets by the Joint Venture Company would be disallowed for U.S. federal income tax purposes, the Members will cooperate as reasonably requested to mitigate such disallowance, including by causing their respective interests in such assets to be distributed in kind (or transferred by the Joint Venture Company to disregarded entities that are distributed in kind) to the Members from the Joint Venture Company and then causing the Selling Member to sell its interest in those assets to the Buying Member; it being understood that neither Member shall be required to incur any significant third party out-of-pocket costs (including taxes) in order to effectuate such structure unless the other Member agrees in writing to reimburse such costs.
14.4    Winding Up. Following the conclusion of any sale conducted in accordance with Section 14.3, the Joint Venture Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members. To the extent not inconsistent with the foregoing, all covenants and obligations in this Agreement shall continue in full force and effect until such time as the Joint Venture Company's property has been distributed pursuant to this Section and Section 14.5 and the Joint Venture Company has been dissolved in accordance with the Act.
14.5    Liquidation. (A) Upon the occurrence of a Liquidating Event and following the completion of the auction and sale of assets contemplated by Section 14.3 (the date on which all such events have been completed, the “Liquidation Date”), the Board of Managers shall act as the liquidating committee of the Joint Venture Company. The liquidating committee shall liquidate the Joint Venture Company's remaining assets and terminate its business in accordance with this Section 14.5. The liquidating committee shall promptly prepare or cause to be prepared, at the expense of the Joint Venture Company, a statement setting forth the assets and liabilities of the Joint Venture Company as of the date of dissolution and shall furnish that statement to all Members. The liquidating committee shall proceed to liquidate any assets of the Joint Venture Company that remain unsold after the auction contemplated by Section 14.3 and to terminate the Joint Venture Company's business as promptly as practicable but shall be allowed a reasonable time for the orderly liquidation of Joint Venture Company assets and the discharge of liabilities to creditors (including Members who are creditors) in order to minimize losses normally incident to a liquidation. The liquidating committee shall have full power and authority to operate Joint Venture Company properties in the ordinary course of business for the account of the Joint Venture Company.

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(B)    At least ten (10) days prior to the first distribution of assets or other proceeds of the liquidation under Section 14.5(C) (which distribution shall occur no earlier than the Liquidation Date), the liquidating committee shall deliver written notice of such pending first liquidating distribution to both Members. Prior to the time of such first liquidating distribution, (i) any Member that is the Funding Member with respect to any Member Note outstanding at such time may, by delivering written notice to the Joint Venture Company, convert the outstanding principal balance of and accrued interest on such Member Note into a Capital Contribution and (ii) any Member that is the Non-Funding Member with respect to any Member Note outstanding at such time may, by delivering written notice to the Joint Venture Company, cause the Joint Venture Company to convert the outstanding principal balance of and accrued interest on any such Member Note into a Capital Contribution. Any conversion of a Member Note made pursuant to this Section 14.5(B) shall be effective prior to the commencement of the first liquidating distribution pursuant to Section 14.5(C).
(C)    The assets and other proceeds of the liquidation, as and when available, shall be applied and distributed in the following order and priority:
(1)    first, to the payment of all debts and liabilities of the Joint Venture Company, excluding debts and liabilities to Members and former Members;
(2)    second, to the setting up of reserves that the liquidating committee deems reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Joint Venture Company;
(3)    third, to the payment of all debts and liabilities to Members and any former Members; and
(4)    fourth, to the Members in accordance with Section 5.1.
(D)    In the event that, at the time of a liquidating distribution in accordance with Section 14.5(C), there exists any outstanding obligation of a Member to the Joint Venture Company (including, but not limited to, any amounts owed by such Member to the Joint Venture Company as a result of purchasing assets from the Joint Venture Company pursuant to Section 14.3 that remains unpaid), all amounts to be distributed to such Member under Section 14.5(C) shall be subject to offset, and no distribution shall be made to such Member until after all such obligations have been satisfied in full.
ARTICLE 15.
EXCULPATION AND INDEMNIFICATION
15.1    Exculpation. No Manager (or alternate Manager) shall be liable to the Joint Venture Company, any Subsidiary of the Joint Venture Company or the Members (in their capacities as members of the Joint Venture Company) for monetary damages for breach of fiduciary duty as a Manager or otherwise liable, responsible or accountable to the Joint Venture Company, any Subsidiary of the Joint Venture Company or the Members (in their capacities as members of the Joint Venture Company) for monetary damages or otherwise for any acts performed, or for any failure to act, except that this provision shall not eliminate or limit the liability of a Manager (or alternate Manager) (i) for acts or omissions that involve willful or intentional misconduct or gross negligence or (ii) for any transaction from which

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the Manager (or alternate Manager) received any improper personal benefit.
15.2    Indemnification.
(A)    The Joint Venture Company shall, to the fullest extent permitted by Applicable Law, indemnify, defend and hold harmless (1) each Manager and alternate Manager and (2) the Intel Executive Officer, the Micron Executive Officer, the Chief Financial Officer and any other officer of the Joint Venture Company (each, an “Executive Indemnified Party” and collectively with the Managers, the “Indemnified Party”), against any losses, claims, damages or liabilities to which such Indemnified Party may become subject in connection with any matter arising out of or incidental to any act performed or omitted to be performed by any such Indemnified Party in connection with this Agreement or the Joint Venture Company's or any of its Subsidiaries' business or affairs; provided, however, that in the case of an Executive Indemnified Party, such act or omission was taken in good faith and was reasonably believed by the Executive Indemnified Party, as applicable, to be within the scope of authority granted to such Executive Indemnified Party; and provided further, however, that in the case of any Indemnified Party such act or omission was not attributable in whole or in part to the fraud, bad faith, willful misconduct or gross negligence of such Indemnified Party. If an Indemnified Party becomes involved in any capacity in any action, proceeding or investigation in connection with any matter arising out of or in connection with this Agreement or the Joint Venture Company's or any of its Subsidiaries' business or affairs, the Joint Venture Company shall reimburse such Indemnified Party for its reasonable legal and other reasonable out-of-pocket expenses (including the cost of any investigation and preparation) as they are incurred in connection therewith, provided that such Indemnified Party shall promptly repay to the Joint Venture Company the amount of any such reimbursed expenses paid to it if it shall ultimately be determined that such Indemnified Party was not entitled to be indemnified by the Joint Venture Company in connection with such action, proceeding or investigation. If for any reason (other than the fraud, bad faith, willful misconduct or gross negligence of such Indemnified Party) the foregoing indemnification is unavailable to such Indemnified Party, or insufficient to hold it harmless, then the Joint Venture Company shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative benefits received by the Joint Venture Company or any of its Subsidiaries on the one hand and such Indemnified Party on the other hand or, if such allocation is not permitted by Applicable Law, to reflect not only the relative benefits referred to above but also any other relevant equitable considerations. Any indemnity under this Section 15.2(A) shall be paid solely out of and to the extent of the Joint Venture Company's and its Subsidiaries' assets and shall not be a personal obligation of any Member and in no event will any Member be required or permitted, without the consent of the other Member, to contribute additional capital under Article 2 to enable the Joint Venture Company to satisfy any obligation under this Section 15.2.
(B)    The provisions of this Section 15.2 shall survive for a period of two (2) years from the date of dissolution of the Joint Venture Company, provided that (1) if at the end of such period there are any actions, proceedings or investigations then pending, an Indemnified Party may so notify the Joint Venture Company and the Members at such time (which notice shall include a brief description of each such action, proceeding or investigation and the liabilities asserted therein) and the provisions of this Section 15.2 shall survive with respect to each such action, proceeding or investigation set forth in such notice (or any related action, proceeding or investigation based upon the same or similar claim)

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until such date that such action, proceeding or investigation is finally resolved and (2) the obligations of the Joint Venture Company under this Section 15.2 shall be satisfied solely out of Joint Venture Company assets, including the assets of any Subsidiary of the Joint Venture Company.
ARTICLE 16.
GOVERNMENTAL APPROVALS
16.1    Governmental Approvals. In the event that either Member takes any action contemplated by this Agreement that could reasonably be expected to result in an event or transaction, including without limitation (i) the purchase or sale by either Member of an Interest pursuant to Article 13 or Section 12.4, (ii) the purchase by either Member of the assets of the Joint Venture Company in an auction pursuant to Section 14.3, (iii) a Change in Consolidating Member, (iv) the making of a Capital Contribution, or (v) the conversion of a Member Note, which event or transaction, as to each of the foregoing, would require either Member to make a filing, notification or any other required or requested submission under the HSR Act or any other applicable Competition Law (any such event or transaction, a “Filing Event” and any such filing, notification, or any such other required or requested submission, a “Filing”), then:
(A)    the Member taking such action, in addition to complying with any other applicable notice provisions under this Agreement, shall promptly notify the other Member of such Filing Event, which notification shall include an indication that Filings under the HSR Act or any other applicable Competition Law will be required;
(B)    notwithstanding any provision to the contrary in this Agreement, a Filing Event may not occur or close until after any applicable waiting period (including any extension thereof) under the HSR Act or any other Competition Law, as applicable to such Filing Event, shall have expired or been terminated, and all approvals under antitrust regulatory Filings in any jurisdiction that shall be necessary for such Filing Event to occur or close shall have been obtained, and any applicable deadline for the occurrence or closing of such Filing Event contained in this Agreement shall be delayed, so long as both Members are proceeding diligently in accordance with this Section 16.1 to seek any such expiration, termination or approval, and so long as there are no other outstanding conditions preventing the occurrence or closing of the Filing Event;
(C)    the Members shall, and shall cause any of their relevant Affiliates to:
(1)    as promptly as practicable, make their respective Filings under the HSR Act or any other applicable Competition Law;
(2)    promptly respond to any requests for additional information from the Federal Trade Commission, the Department of Justice or any other Governmental Entity;

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(3)    subject to Applicable Laws, use commercially reasonable efforts to cooperate with each other in the preparation of, and coordinate, such Filings (including the exchange of drafts between each party's outside counsel) so as to reduce the length of any review periods;
(4)    subject to Applicable Laws, cooperate and use their respective commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary under Applicable Laws in connection with such Filing Event, including using commercially reasonable efforts to provide information, obtain necessary exemptions, rulings, consents, clearances, authorizations, approvals and waivers, and effect necessary registrations and filings;
(5)    subject to Applicable Laws, use their commercially reasonable efforts to (a) take actions that are necessary to prevent the Federal Trade Commission, the Antitrust Division of the Department of Justice, or any other Governmental Entity, as the case may be, from filing an action with a court or Governmental Entity that, if the Governmental Entity prevailed, would restrict, enjoin, prohibit or otherwise prevent or materially delay the consummation of the Filing Event, including an action by any such Governmental Entity seeking a requirement to (i) sell, license or otherwise dispose of, or hold separate and agree to sell or otherwise dispose of, assets, categories of assets or businesses of either Member, the Joint Venture Company or its respective Subsidiaries; (ii) terminate existing relationships and contractual rights and obligations of either Member, the Joint Venture Company or its respective Subsidiaries; (iii) terminate any relevant venture or other arrangement; or (iv) effectuate any other change or restructuring of either Member or the Joint Venture Company (as to each of the foregoing, a “Divestiture Action”), and (b) contest and resist any action, including any legislative, administrative or judicial action, and to have vacated, lifted, reversed or overturned any order that restricts, enjoins, prohibits or otherwise prevents or materially delays the occurrence or closing of such Filing Event; and
(6)    subject to Applicable Laws, prior to the making or submission of any analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal by or on behalf of either Member in connection with proceedings under or relating to the HSR Act or any other applicable Competition Law, consult and cooperate with one another, and consider in good faith the views of one another, in connection with any such analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals, and will provide one another with copies of all material communications from and filings with, any Governmental Entities in connection with any Filing Event;
(D)    notwithstanding anything to the contrary in this Section 16.1, nothing in this Section 16.1 shall require either Member or its respective Affiliates, or the Joint Venture Company to take any Divestiture Action; and
(E)    if the Filing Event is prevented from occurring or closing as a result of any applicable Competition Laws, after exhausting all efforts permitted under this Section 16.1 to obtain the necessary approval of any applicable Governmental Entity, then the Members shall negotiate in good faith to agree upon an alternative event or transaction that would be permissible under applicable Competition Laws, and would approximate, as closely as possible, the intent and contemplated effect of the original Filing

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Event.
ARTICLE 17.
DEADLOCK; OTHER DISPUTE RESOLUTION; EVENT OF DEFAULT
17.1    Deadlock. “Deadlock” shall occur with respect to any matter for which an affirmative vote by at least one Manager appointed by each Member is required for approval, and such matter is not approved as a result of a vote in which a majority of the Managers appointed by one Member (or the sole Manager appointed by a Member, if there is only one) have voted against the matter and a majority of the Managers appointed by the other Member (or the sole Manager appointed by the other Member, if there is only one) have voted for the matter (a “Tie Vote”) on a matter submitted to it at a meeting or in the form of a proposed written consent, and during the **** period following this Tie Vote, the Board of Managers is unable or fails to break the Tie Vote (if the matter is presented in the form of a proposed written consent, the **** period shall commence on the date that the Manager who was last to receive the proposal received it). During this **** period, the Board of Managers shall seek in good faith to hold at least **** additional meetings at which it shall make a good faith effort to break the Deadlock. To the extent practicable, the Board of Managers shall seek to resolve the matter in a manner consistent with the Joint Venture Company's then-current Approved Business Plan. The additional meetings shall be held at the time and place agreed to by the Managers, or if the Managers are unable to agree, at a time and place determined by the Authorized Officers on at least two (2) days' written notice.
17.2    Resolution of Deadlock.
(A)    If a Deadlock occurs, the Joint Venture Company shall (a) first submit the matter that was the subject of the Deadlock to the Authorized Representatives of the Members by providing notice of the Deadlock to the Members, and the Authorized Representatives of the Members shall then make a good faith effort to resolve the dispute and break the Deadlock within **** of the Members' receiving notice of the Deadlock and (b) next, if the Deadlock is still not resolved, submit the matter to the Senior Authorized Representatives for each of the Members, who shall then make a good faith effort to resolve the Deadlock within **** of submission to the Senior Authorized Representatives. If the matter remains unresolved, then the Members shall submit the Deadlock to non-binding mediation. Either Member may initiate the non-binding meditation by providing to JAMS and the other Member a written request for mediation, setting forth the subject of the Deadlock. The Members will cooperate with JAMS and with one another in selecting a retired judge from JAMS panel of neutrals, and in scheduling the mediation proceedings. The Members covenant that they will participate in the mediation in good faith, and that they will share equally in its costs. The provisions of this Section 17.2(A) may be enforced by any court of competent jurisdiction, and the Member seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorneys' fees, to be paid by the Member against whom enforcement is ordered.
(B)    Notwithstanding the foregoing, if the Board of Managers fails to approve a specific loading plan, then, subject to Section 11.4, the Members may designate the loading in accordance with Section 3.1(d) of the applicable Supply Agreement.

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17.3    Other Dispute Resolution. In the event of any other dispute over a purported breach of this Agreement (a “Dispute”), the Members shall endeavor to settle, through their respective designees to the Board of Managers, the Dispute. All Disputes arising under this Agreement that are not resolved by the Board of Managers shall be resolved as follows: the Joint Venture Company shall first submit the matter to the Authorized Representatives of the Members by providing notice of the Dispute to the Members. The Authorized Representatives of the Members shall then make a good faith effort to resolve the Dispute. If they are unable to resolve the Dispute within **** of receiving notice of the Dispute, the matter shall then be submitted to the Senior Authorized Representatives of the Members, who shall then make a good faith effort to resolve the Dispute. If the Dispute cannot be resolved within **** of submission of the matter to the Senior Authorized Representatives of the Members, then a civil action with respect to the Dispute may be commenced, but only after the matter has been submitted to JAMS for mediation as contemplated by Section 17.4.
17.4    Mediation. If there is a Dispute, either Member may commence mediation by providing to JAMS and the other Member a written request for mediation, setting forth the subject of the Dispute and the relief requested. The Members will cooperate with JAMS and with one another in selecting a mediator from JAMS panel of neutrals, and in scheduling the mediation proceedings. The Members covenant that they will participate in the mediation in good faith, and that they will share equally in its costs. All offers, promises, conduct and statements, whether oral or written, made in the course of the mediation by any of the Members, their agents, employees, experts and attorneys, and by the mediator and any JAMS employees, are confidential, privileged and inadmissible for any purpose, including impeachment, in any litigation or other proceeding involving the Members, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation. Either Member may seek equitable relief prior to the mediation to preserve the status quo pending the completion of that process. Except for such an action to obtain equitable relief, neither Member may commence a civil action with respect to a Dispute until after the completion of the initial mediation session, or **** after the date of filing the written request for mediation, whichever occurs first. Mediation may continue after the commencement of a civil action, if the Members so desire. The provisions of this Section may be enforced by any court of competent jurisdiction, and the Member seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorneys' fees, to be paid by the Member against whom enforcement is ordered.
17.5    Event of Default.
(A)    An “Event of Default” shall occur if a Member (the “Defaulting Member”) fails to perform any material obligation under this Agreement or any of the Joint Venture Documents to which it is a party.
(B)    Upon the occurrence of an Event of Default, the Joint Venture Company and the other Member (the “Non-Defaulting Member”) shall each have the right to deliver to the Defaulting Member notice (a “Notice of Default”). The Notice of Default shall set forth the nature of the obligations that the Defaulting Member has failed to perform. If the Defaulting Member fails to cure the Event of Default within the Cure Period, the Non-Defaulting Member may take any of the actions set forth in Section 17.5(C). For purposes hereof, “Cure Period” means a period commencing on the date that the Notice of Default is provided by the Non-Defaulting Member or the Joint Venture Company and ending

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(i) thirty (30) days after Notice of Default is so provided, or (ii) in the case of any obligation (other than an obligation to pay money) which cannot reasonably be cured within such thirty (30) day period, such longer period not to exceed one hundred twenty (120) days after the Notice of Default as is necessary to effect a cure of the Event of Default, so long as the Defaulting Member diligently attempts to effect a cure throughout such period.
(C)    Upon the occurrence of an Event of Default and the expiration of the Cure Period set forth in Section 17.5(B), the Non-Defaulting Member may request the Joint Venture Company to pursue all legal and equitable rights and remedies against the Defaulting Member available to it (subject to any limitations in the agreement containing the obligation that was not performed) or may pursue its own legal and equitable rights and remedies against the Defaulting Member (subject to any limitations in the agreement containing the obligation that was not performed); provided, however, that the Non-Defaulting Member may seek dissolution of the Joint Venture Company under such circumstances only if expressly permitted pursuant to Section 14.1(A)(4). The Defaulting Member shall pay all costs, including attorneys' fees, incurred by the Joint Venture Company and the other Member in pursuing such legal remedies.
17.6    Specific Performance. The Members agree that irreparable damage will result if this Agreement is not performed in accordance with its terms, and the parties agree that any damages available at law for a breach of this Agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the parties hereunder shall be enforceable in a court of equity, or other tribunal with jurisdiction, by a decree of specific performance, and appropriate preliminary or permanent injunctive relief may be applied for and granted in connection therewith. Except as otherwise limited by this Agreement, such remedies and all other remedies provided for in this Agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies that a party may have under this Agreement; provided, however, that in no event shall the dissolution of the Joint Venture Company be permitted unless it is expressly permitted by Section 14.1(A).
17.7    Tax Matters. Notwithstanding anything in this Article 17 to the contrary, the resolution of disputes concerning tax matters governed by Section 10.6(B) shall be governed by Section 10.6(B) of this Agreement.
ARTICLE 18.
MISCELLANEOUS PROVISIONS
18.1    Notices. All notices to the Joint Venture Company shall be sent addressed to the Authorized Officers at the Joint Venture Company's principal place of business. All notices to a Member shall be sent addressed to such Member at the address as may be specified by the Member from time to time in a notice to the Joint Venture Company, provided that the initial notice address for each Member is as follows:

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(A)    if to Intel:

Intel Corporation
****
****
Attention: ****
Facsimile: ****

with a copy to:

Gibson, Dunn & Crutcher LLP
****
****
Attention: ****
Facsimile: ****

(B)    if to Micron:

Micron Technology, Inc.
****
****
****
Attn: ****
Facsimile: ****

All notices to a Manager shall be sent addressed to such Manager at the address as may be specified by the Manager from time to time in a notice to the Joint Venture Company. All notices are effective the next day, if sent by recognized overnight courier or facsimile, or five (5) days after deposit in the United States mail, postage prepaid, properly addressed and return receipt requested.
18.2    Waiver. The failure at any time of a Member to require performance by any other Member of any responsibility or obligation required by this Agreement shall in no way affect a Member's right to require such performance at any time thereafter, nor shall the waiver by a Member of a breach of any provision of this Agreement by any other Member constitute a waiver of any other breach of the same or any other provision nor constitute a waiver of the responsibility or obligation itself.
18.3    Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of each party hereto. Except as otherwise specifically provided in this Agreement, neither this Agreement nor any right or obligation hereunder may be assigned or delegated in whole or in part to any other Person.
18.4    Third Party Rights. Nothing in this Agreement, whether express or implied, is intended or shall be construed to confer, directly or indirectly, upon or give to any Person other than the Joint Venture Company and the Members any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or other provision contained herein.

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18.5    Choice of Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.
18.6    Headings. The headings of the Articles and Sections in this Agreement are provided for convenience of reference only and shall not be deemed to constitute a part hereof.
18.7    Entire Agreement. This Agreement, together with the Appendices, Exhibits and Schedules hereto and the agreements (including the Confidentiality Agreement) and instruments expressly provided for herein, together with any written agreements entered into contemporaneously with this Agreement and any written agreements which the 2012 Master Agreement expressly contemplates shall remain effective following the Closing (as defined in the 2012 Master Agreement), as all of the foregoing may be amended from time to time, constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.
18.8    Severability. Should any provision of this Agreement be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Agreement shall remain in full force in all other respects. Should any provision of this Agreement be or become ineffective because of changes in Applicable Law or interpretations thereof, or should this Agreement fail to include a provision that is required as a matter of law, the validity of the other provisions of this Agreement shall not be affected thereby. If such circumstances arise, the parties hereto shall negotiate in good faith appropriate modifications to this Agreement to reflect those changes that are required by Applicable Law.
18.9    Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
18.10    Further Assurances. Each Member shall execute such deeds, assignments, endorsements, evidences of transfer and other instruments and documents and shall give such further assurances as shall be necessary to perform such Member's obligations hereunder. The obligations of the Members set forth in this Section 18.10 shall survive the termination of this Agreement.
18.11    Consequential Damages. No party shall be liable to any other party under any legal theory for indirect, special, incidental, consequential or punitive damages, or any damages for loss of profits, revenue or business, even if such party has been advised of the possibility of such damages.
18.12    Jurisdiction; Venue. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought in a state or federal court located in Delaware and each of the parties to this Agreement hereby consents and submits to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Applicable Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such

Second Amended and Restated Operating Agreement
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court.
18.13    Confidential Information.
(A)    The Members shall abide by the terms of that certain Second Amended and Restated Mutual Confidentiality Agreement by and among Intel, Intel Technology Asia Pte Ltd, Micron, Micron Semiconductor Asia Pte. Ltd., the Joint Venture Company and IM Flash Singapore, LLP, dated as of the date hereof, and as may be amended or replaced from time to time (the “Confidentiality Agreement”), which agreement is incorporated herein by reference with respect to the Joint Venture Company, its Subsidiaries and the activities of the Joint Venture Company and its Subsidiaries. The Members agree that the Confidentiality Agreement shall govern the confidentiality and non-disclosure obligations between the Members respecting the information provided or disclosed pursuant to this Agreement as such information relates to the Joint Venture Company, its Subsidiaries and their respective activities.
(B)    If the Confidentiality Agreement is terminated or expires and is not replaced, such Confidentiality Agreement shall continue with respect to confidential information provided in connection with this Agreement, notwithstanding such expiration or termination, for the duration of the term of this Agreement or until a new Confidentiality Agreement is entered into between the Members. To the extent there is a conflict between this Agreement and the Confidentiality Agreement, the terms of this Agreement shall control.
(C)    The terms and conditions of this Agreement shall be considered “Confidential Information” under the Confidentiality Agreement for which each of Micron and Intel is considered a “Receiving Party” under such Confidentiality Agreement.
18.14    Certain Interpretive Matters.
(A)    Unless the context requires otherwise, (1) all references to Sections, Articles, Exhibits, Appendices or Schedules are to Sections, Articles, Exhibits, Appendices or Schedules of or to this Agreement, (2) each accounting term not otherwise defined in this Agreement has the meaning commonly applied to it in accordance with GAAP, except as modified by the definition of “Modified GAAP,” (3) words in the singular include the plural and vice versa, (4) the term “including” means “including without limitation,” and (5) the terms “herein,” “hereof,” “hereunder” and words of similar import shall mean references to this Agreement as a whole and not to any individual section or portion hereof.. All references to “$” or dollar amounts will be to lawful currency of the United States of America. All references to “$” or dollar amounts, or “%” or percent or percentages, shall be to precise amounts and not rounded up or down. All references to “day” or “days” will mean calendar days. All references to matters “unanimously agreed in writing by the Members” refer to other written agreements that remain effective that were entered into on or prior to the date hereof or written agreements entered into by the Members at some later date.

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(B)    No provision of this Agreement will be interpreted in favor of, or against, any of the parties by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Agreement or such provision.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned being all of the Members of IM Flash Technologies, LLC organized under the Act, have executed this Agreement as of the date and year first above written.

INTEL CORPORATION By: /s/ Brian Krzanich_________________ Brian Krzanich Senior Vice President, Chief Operating Officer
MICRON TECHNOLOGY, INC. By: /s/ Mark Durcan___________________ D. Mark Durcan Chief Executive Officer

THIS IS THE SIGNATURE PAGE FOR THE
SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT OF IM FLASH TECHNOLOGIES, LLC
ENTERED INTO BY AND BETWEEN
INTEL CORPORATION AND MICRON TECHNOLOGY, INC.

Second Amended and Restated Operating Agreement
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APPENDIX A
IM FLASH TECHNOLOGIES, LLC
DEFINITIONS
“2012 Master Agreement” shall mean that certain 2012 Master Agreement, dated as of February 27, 2012, by and among Intel, Intel Technology Asia Pte Ltd, Micron, Micron Semiconductor Asia Pte. Ltd., the Joint Venture Company and IM Flash Singapore, LLP.
“**** Supply Agreement” means that certain Wafer Supply Agreement, dated as of the date hereof, by and among Intel, Micron and Micron Singapore Asia Pte. Ltd.
“****” shall have the meaning set forth in Section 11.10(A) of this Agreement.

“****” shall have the meaning set forth in Section 11.10(A) of this Agreement.

“****” shall have the meaning set forth in Section 11.10(C) of this Agreement.
“****” shall have the meaning set forth in Section 11.10(C) of this Agreement.
“****” shall have the meaning set forth in Section 11.10(C) of this Agreement.

“****” shall have the meaning set forth in Section 11.10(A) of this Agreement.

“Accountants” shall have the meaning set forth in Section 10.4(C) of this Agreement.
“Act” shall have the meaning set forth in Section 1.1 of this Agreement.
“Additional Capital Contributions” shall have the meaning set forth in Section 2.3(B) of this Agreement.
“Adjusted Contribution Amount” means, after a Change in Consolidating Member, an amount equal to the sum of (i) the Consolidating Member's **** of a given Additional Capital Contribution and (ii) the portion of the Former Consolidating Member's **** of such Additional Capital Contribution that such Former Consolidating Member is not ****.
“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.
“Affiliate Agreements” shall have the meaning set forth in Section 12.2(B)(1) of this Agreement.
“Agreement” shall have the meaning set forth in the preamble of this Agreement.
“Amended Baseline Business Plan” shall have the meaning set forth in Section 11.11(B)(5) of this Agreement.

Appendix A-1
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“Annual Budget” shall have the meaning set forth in Section 11.2(B) of this Agreement.
“Applicable Law” means any laws, statutes, rules, regulations, ordinances, orders, codes, arbitration awards, judgments, decrees or other legal requirements of any Governmental Entity.
“Appointing Member” shall have the meaning set forth in Section 6.2(B) of this Agreement.
“Approved Business Plan” means either an Undisputed Approved Business Plan or a Disputed Approved Business Plan, as in effect from time to time.
“Asset Transaction Agreements” shall have the meaning ascribed to such term in the 2012 Master Agreement.
“Associated Assets” means the Joint Venture Equipment, inventory and other tangible personal property owned by the Joint Venture Company or any of its Subsidiaries and located at **** on the date of the Liquidating Event or thereafter and all rights and obligations pursuant to contracts, permits, governmental approvals and governmental concessions and incentives associated with ****, Joint Venture Equipment, inventory or other tangible personal property, including all liabilities exclusively associated with ****, except for assets sold or disposed of in any of the following transactions that occurs after the Liquidating Event: (i) the sale of inventory in the ordinary course; (ii) the sale or other disposition of obsolete or surplus equipment or other assets to third parties in the ordinary course in arm's-length transactions; and (iii) the sale of any other asset with the approval of the Board of Managers. Any transfer of Associated Assets under this Agreement shall include the assumption by the transferee of the liabilities exclusively associated with ****.
“Authorized Officers” means both the Intel Executive Officer and the Micron Executive Officer.
“Authorized Representative” means the principal executive officer of either Member or any other individual unanimously agreed in writing by the Members to be an authorized representative of a given Member.
“Bankruptcy” shall have the meaning set forth in Section 14.1(B) of this Agreement.
“Baseline Business Plan” shall have the meaning set forth in Section 11.11(A) of this Agreement.

“Board of Managers” shall have the meaning set forth in Section 6.1 of this Agreement.
“Boise Supply Agreement” means that certain agreement, dated as of the Effective Date, between Micron and the Joint Venture Company to supply products to the Joint Venture Company.
“Book” shall have the meaning set forth in Appendix B to this Agreement.

Appendix A-2
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“Business Day” means a day that is not a Saturday, Sunday or other day on which commercial banking institutions in the State of New York are authorized or required by Applicable Law to be closed.
“Buying Member” shall have the meaning set forth in Section 14.3 of this Agreement.
“****” shall have the meaning set forth in Section 11.11(C) of this Agreement.

“****” shall have the meaning set forth in Section 11.11(B)(3) of this Agreement.

“Capital Account” shall have the meaning set forth in Section 4.1 of this Agreement.
“Capital Contribution” means, for each Member, any amount contributed or deemed to be contributed to the Joint Venture Company as a capital contribution, including (without duplication of any capital contribution in clauses (i) - (v)):

(i)	the Initial Capital Contribution and all other contributions shown on Appendix E to have been made by such Member;

(ii)	any Additional Capital Contributions (including any contributions made under Section 2.4) made by such Member;

(iii)	any portion of a Make-Up Contribution made by such Member equal to the amount of the principal balance of the Member Note repaid with the Make-Up Contribution;

(iv)	any other capital contributions made by such Member to the Joint Venture Company as the Members may agree in writing or as provided in the Joint Venture Documents; and

(v)	any capital contribution deemed made by such Member upon conversion, contribution or transfer to the Joint Venture Company of a Member Note.
“Capital Contribution Balance” means, for each Member, the sum of all Capital Contributions made to the Joint Venture Company by such Member, minus the sum of any capital contributions returned or refunded to such Member pursuant to Article 2 or Article 3.
“Certificate” shall have the meaning set forth in Section 1.1 of this Agreement.
“Chairman” shall have the meaning set forth in Section 6.2(C) of this Agreement.
“Change in Consolidating Member” means a change in the Member that is required under GAAP to consolidate the financial results of the Joint Venture Company with its financial results.
“Change of Control Exercise Intel Put Option Closing Date” shall have the meaning set forth in Section 13.1(B) of this Agreement.

Appendix A-3
Second Amended and Restated Operating Agreement
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“Change of Control Intel Put Option Exercise Period” shall have the meaning set forth in Section 13.1(A) of this Agreement.
“Change of Control Intel Put Option Exercise” shall have the meaning set forth in Section 13.1(A) of this Agreement.
“Change of Control Micron Call Option Exercise Period” shall have the meaning set forth in Section 13.2(A).
“Chief Financial Officer” shall have the meaning set forth in Section 8.3(A) of this Agreement.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committed Capital” means, for a Member, on a given date, the sum of (i) the Capital Contribution Balance of such Member through such date and (ii) the principal and accrued interest (provided, that for purposes of this definition, accrued interest shall be accrued only on the first day of each Fiscal Month) owed to such Member under any Member Debt Financing outstanding on such date.
“Competition Laws” means the Sherman Antitrust Act of 1890, as amended, the Clayton Act of 1914, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all other domestic or foreign Applicable Laws issued by a domestic or foreign Governmental Entity that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.
“Competitively Sensitive Information” means any information, in whatever form, that has not been made publicly available relating to products and services that a Member sells in competition with the other Member at the Effective Date or thereafter during the Term including, without limitation, Designated Technology Memory Products and NAND Flash Memory Products, to the extent such information of the Member selling such products and services includes price or any element of price, customer terms or conditions of sale, Member-specific costs, volume of sales, output (but not including the Joint Venture Company's output), or bid terms of the foregoing type and such similar information as is specifically identified electronically or in writing to the Joint Venture Company by a Member as competitively sensitive information.
“Confidentiality Agreement” shall have the meaning set forth in Section 18.13 of this Agreement.
“Consolidating Member” means the Member that is required to consolidate the financial results of the Joint Venture Company with its financial results under GAAP.
“Credit Rating” means a credit rating (e.g., BB+, BB, BB-, B+, B, B-, etc.) issued by a Rating Agency.
“Cure Period” shall have the meaning set forth in Section 17.5(B) of this Agreement.

Appendix A-4
Second Amended and Restated Operating Agreement
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“Deadlock” shall have the meaning set forth in Section 17.1 of this Agreement.
“Defaulting Member” shall have the meaning set forth in Section 17.5(A) of this Agreement.
“****” means, with respect to a **** (the “****”), another **** that is **** but (i) has a different **** or (ii) has a different ****, provided such difference does not include more than a ****% difference in the ****.

“****” means, with respect to a particular ****, a notice delivered by one Member to the Joint Venture Company and the other Member pursuant to which the delivering Member agrees ****, under its Supply Agreement, such ****, except to the extent (i) consented to by the Board of Managers or the other Member following the date of such notice or (ii) required under such Supply Agreement due to the other Member (or the Managers appointed by the other Member) causing **** without the consent of such delivering Member or the Managers appointed by such delivering Member.

“**** Capital Expenditure” means any capital expenditure (i) made or proposed to be made by the Joint Venture Company or any of its Subsidiaries that is intended for use to ****, and (ii) designated as a **** Capital Expenditure in the Annual Budget or another part of an Approved Business Plan.
“Designated Technology Device” shall have the meaning set forth in the Designated Technology Joint Development Program Agreement.
“Designated Technology Joint Development Program Agreement” means that certain Designated Technology Joint Development Program Agreement entered into by Intel and Micron as of the date of the 2012 Master Agreement.
“Designated Technology Memory Products” means any Designated Technology Memory Wafer or Designated Technology Device.
“Designated Technology Memory Wafer” means a prime wafer that has been processed to the point of containing multiple Designated Technology Devices and that has undergone Probe Testing, but before singulation of said die into individual semiconductor die.
“DGCL” means the Delaware General Corporation Law (Del. Code Ann. tit. 8 §§101 et seq.).
“Dispute” shall have the meaning set forth in Section 17.3 of this Agreement.
“Disputed Approved Business Plan” shall have the meaning set forth in Section 11.2(D)(2) of this Agreement; provided that “Disputed Approved Business Plan” shall also include any business plan which becomes a “Disputed Approved Business Plan” in accordance with Section 11.11(B)(5) of this Agreement.

Appendix A-5
Second Amended and Restated Operating Agreement
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“Distribution Amount” means, at any particular time of determination, (a) except as provided in the following clause (b), an amount equal to the excess, if any, of the Joint Venture Company's cash as of the time of determination over the sum of (i) the cash required by the Joint Venture Company, as contemplated by the Approved Business Plan, for capital and operating expenditures for the remainder of the then current Fiscal Quarter and the first twenty-five (25) days of the immediately succeeding Fiscal Quarter (or if such day is not a Business Day, then on the first Business Day after such day), and (ii) the minimum additional amount, if any, necessary to maintain a cash balance during the remainder of the then current Fiscal Quarter and the first twenty-five (25) days of the immediately succeeding Fiscal Quarter (or if such day is not a Business Day, then on the first Business Day after such day) of not less than the Minimum Reserve Amount, and (b) after January 1, 2021, if Micron has not timely delivered a Micron Call Option Exercise Notice in accordance with Section 13.2(A) prior to such date, an amount equal to the excess, if any, of the Joint Venture Company's cash as of the time of determination over the sum of (i) the amount of expenses that are reasonably expected to be incurred to **** manufacturing equipment of the Joint Venture (which expenses shall not include any expenses for **** Joint Venture Equipment intended solely to **** the Lehi Fab) during the remainder of the then current Fiscal Quarter and the first twenty-five (25) days of the immediately succeeding Fiscal Quarter (or if such day is not a Business Day, then on the first Business Day after such day), (ii) the amount of expenses, if any, approved jointly by both of the Authorized Officers for any **** of Joint Venture Equipment during the remainder of the then current Fiscal Quarter and the first twenty-five (25) days of the immediately succeeding Fiscal Quarter (or if such day is not a Business Day, then on the first Business Day after such day) and (iii) the minimum additional amount, if any, necessary to maintain a cash balance during the remainder of the then current Fiscal Quarter and the first twenty-five (25) days of the immediately succeeding Fiscal Quarter (or if such day is not a Business Day, then on the first Business Day after such day) of not less than the Minimum Reserve Amount; provided, however, that, in all cases, the Distribution Amount shall be reduced to the extent necessary to comply with Sections 5.1(B) and 5.3.
“Divestiture Action” shall have the meaning set forth in Section 16.1(C)(5) of this Agreement.
“DRAM” has the meaning set forth in that certain **** Agreement, dated ****, between Intel and Micron, as amended.
“Economic Interest” means, for each Member, a percentage determined from time to time by dividing the Committed Capital of such Member at the time of determination by the aggregate Committed Capital of all Members at the time of determination.
“Effective Date” shall mean January 6, 2006.
“**** Cancellation Notice” shall have the meaning set forth in Section 11.11(B)(3) of this Agreement.

“****” means **** by the Joint Venture Company for the ****; provided, however, that **** of the Joint Venture Company shall not constitute “****.”

“**** Notice” shall have the meaning set forth in Section 11.11(B)(2) of this Agreement.

Appendix A-6
Second Amended and Restated Operating Agreement
101122159.10

“**** Notice” shall have the meaning set forth in Section 11.11(B)(1) of this Agreement.

“Estimated Intel Put Option Purchase Price” shall have the meaning set forth in Section 13.1(C) of this Agreement.
“Estimated Micron Call Option Purchase Price” shall have the meaning set forth in Section 13.2(C) of this Agreement.
“Event of Default” shall have the meaning set forth in Section 17.5(A) of this Agreement.
“Executive Indemnified Party” shall have the meaning set forth in Section 15.2(A) of this Agreement.
“Fab” means a manufacturing facility for manufacturing Designated Technology Memory Wafers and/or NAND Flash Memory Wafers and shall include the related automated material handling system (AMHS), process tools, and support tools/fixtures used for manufacturing Designated Technology Memory Wafers and/or NAND Flash Memory Wafers, as the case may be, in the cleanroom, sub fab and all related laboratories. It also includes all non-clean support equipment and gas and chemical delivery systems required to support the production tools in the Fab.
“****” means any and all of the following: (i) the area within the **** of the **** now known as ****, (ii) the area within the **** of the **** now known as **** and (iii) the **** of the **** now known as ****, which ****.
“Filing” shall have the meaning set forth in Section 16.1 of this Agreement.
“Filing Event” shall have the meaning set forth in Section 16.1 of this Agreement.
“First Amended and Restated Agreement” shall have the meaning set forth in Recital A of this Agreement.
“Fiscal Month” means the fiscal month of the Joint Venture Company as determined by the Board of Managers from time to time, and, initially, the period commensurate with Micron's fiscal month; provided that, if the Member with whom the Joint Venture Company's financial statements are consolidated changes prior to the end of any Fiscal Month, the Fiscal Month shall, at such new consolidating Member's discretion, change to be commensurate with the Fiscal Month of such new consolidating Member at such time as such new consolidating Member may thereafter specify.
“Fiscal Quarter” means the fiscal quarter of the Joint Venture Company as determined by the Board of Managers from time to time, and, initially, the period commensurate with Micron's fiscal quarter; provided that, if the Member with whom the Joint Venture Company's financial statements are consolidated changes prior to the end of any Fiscal Quarter, the Fiscal Quarter shall, at such new consolidating Member's discretion, change to be commensurate with the Fiscal Quarter of such new consolidating Member at such time as such new consolidating Member may thereafter specify.

Appendix A-7
Second Amended and Restated Operating Agreement
101122159.10

“Fiscal Year” means the fiscal year of the Joint Venture Company as determined by the Board of Managers from time to time, and, initially, the period commensurate with Micron's fiscal year; provided that, if the Member with whom the Joint Venture Company's financial statements are consolidated changes prior to the end of any Fiscal Year, the Fiscal Year shall, at such new consolidating Member's discretion, change to be commensurate with the Fiscal Year of such new consolidating Member at such time as such new consolidating Member may thereafter specify.
“Flash Memory Integrated Circuit” means a non-volatile memory integrated circuit that contains memory cells that are electrically programmable and electrically erasable whereby the memory cells consist of one or more transistors that have a floating gate, charge-trapping regions or any other functionally equivalent structure utilizing one or more different charge levels (including binary or multi-level cell structures) with or without any on-chip control, I/O and other support circuitry.
“Forecast Details” shall have the meaning set forth in Section 12.4(C) of this Agreement.
“Former Consolidating Member” means the Member that was required to consolidate the financial results of the Joint Venture Company with its financial results under GAAP immediately prior to a Change in Consolidating Member.
“Funding Member” means, in the event that one or both Members do not timely remit their **** of an Additional Capital Contribution, the Member that has (a) timely remitted its **** of such Additional Capital Contribution (after giving effect to the return of any amount so remitted which such Member requests or any increase in such amount contributed or loaned by such Member after receiving notice from the Joint Venture Company that the other Member has not timely delivered its **** of the Additional Capital Contribution), or (b) timely remitted a greater percentage of its **** of such Additional Capital Contribution than the other Member (after giving effect to the return of any amount so remitted which such Member requests or any increase in such amount contributed or loaned by such Member after receiving notice from the Joint Venture Company that neither Member has timely delivered its **** of the Additional Capital Contribution).
“Funding Member Portion” means that portion of the amount of a Funding Member's Additional Capital Contribution that is deemed to be a loan (rather than a Capital Contribution) as part of a Member Debt Financing, which amount is determined by **** the Funding Member's **** of such Additional Capital Contribution (whether or not contributed in full) by a **** is the amount actually loaned to the Joint Venture Company by the Funding Member in respect of the Shortfall Amount and the **** is the Non-Funding Member's **** of the Additional Capital Contribution.
“GAAP” means United States generally accepted accounting principles as in effect from time to time.

Appendix A-8
Second Amended and Restated Operating Agreement
101122159.10

“Governmental Entity” means any governmental authority or entity, including any agency, board, bureau, commission, court, department, subdivision or instrumentality thereof, or any arbitrator or arbitration panel.
“Hedge Agreement” means any forward foreign exchange agreement, spot foreign exchange agreement, currency swap agreement, currency option, any other similar agreement (including any option to enter into any of the foregoing).
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
“Indemnified Party” shall have the meaning set forth in Section 15.2(A) of this Agreement.
“Independent Member” shall have the meaning set forth in Section 6.3(B)(1) of this Agreement.
“Initial Capital Contribution” means the total amount of money or other property initially contributed to the Joint Venture Company by a Member as set forth on Appendix D.
“Integrated Circuit” means an integral unit comprising one or more active and/or passive circuit elements associated on one or more substrates, such unit forming, or contributing to the formation of, a circuit for performing electrical functions and, if provided therewith, housing and/or supporting means.
“Intel” shall have the meaning set forth in the preamble of this Agreement.
“Intel Executive Officer” shall have the meaning set forth in Section 8.1(A) of this Agreement.
“Intel Initial Contributed Assets” means the total amount of money or other property contributed to the Joint Venture Company by Intel as of the Effective Date, as described on Appendix D.
“Intel Maximum Mandatory Capital Amount” means 49% of the Maximum Mandatory Capital Amount. Such amount does not include any Capital Contributions contributed by Intel prior to the date hereof.
“Intel Personnel Secondment Agreement” means that certain Amended and Restated Intel Personnel Secondment Agreement, dated as of the date hereof, by and between the Joint Venture Company and Intel, as amended.
“Intel ****” has the meaning set forth in that certain **** Agreement, dated ****, between Intel and Micron, as amended.
“Intel Put Option” shall have the meaning set forth in Section 13.1(A) of this Agreement.

Appendix A-9
Second Amended and Restated Operating Agreement
101122159.10

“Intel Put Option Closing” shall have the meaning set forth in Section 13.1(B) of this Agreement.
“Intel Put Option Closing Date” shall have the meaning set forth in Section 13.1(B) of this Agreement.
“Intel Put Option Exercise Notice” shall have the meaning set forth in Section 13.1(A) of this Agreement.
“Intel Put Option Purchase Price” shall have the meaning set forth in Section 13.1(C) of this Agreement.
“Intel Put Supply Minimum Commitments” shall have the meaning set forth in Section 13.1(D) of this Agreement.
“Intellectual Property Rights” shall have the meaning set forth in Section 10.5(B)(6) of this Agreement.
“Interest” means the ownership interest of a Member in the Joint Venture Company, including any and all benefits to which a Member may be entitled under this Agreement and the obligations of a Member under this Agreement, including, without limitation, the right to vote or to participate in the management of the Joint Venture Company, and the right to information concerning the business and affairs of the Joint Venture Company and its Subsidiaries.
“Interested Member” shall have the meaning set forth in Section 6.3(B)(1) of this Agreement.
“Interested Member Transaction” shall have the meaning set forth in Section 6.3(B)(2) of this Agreement.
“JAMS” means JAMS, Inc.
“JDP Committee” shall have the meaning set forth in the Designated Technology Joint Development Program Agreement.
“Joint Venture Company” shall have the meaning set forth in preamble of this Agreement.
“Joint Venture Documents” shall have the meaning ascribed to such term in the 2012 Master Agreement.
“Joint Venture Equipment” means all of the personal property, equipment and tangible assets owned by the Joint Venture Company or any of its Subsidiaries.
“Joint Venture Products” means all Designated Technology Memory Products, NAND Flash Memory Products and any other memory products that the Joint Venture Company and its Subsidiaries shall produce.

Appendix A-10
Second Amended and Restated Operating Agreement
101122159.10

“Joint Venture Reportable Event” shall have the meaning set forth in Section 10.5(B) of this Agreement.
“Lehi Fab” means the Fab at Lehi, Utah.
“Lehi Facility” means the Lehi Fab, its Associated Assets and the remaining Lehi Property.
“Lehi Lease” shall have the meaning ascribed to such term in the Master Agreement.
“Lehi Property” means the Lehi Contributed Property (as defined in the Lehi Lease) and all personal property, equipment and other tangible assets that are conveyed to the Joint Venture Company pursuant to the Lehi Personal Property Bill of Conveyance, by Micron in favor of the Joint Venture Company, dated as of January 6, 2006.
“Liability” means, with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, asserted or unasserted, accrued or unaccrued, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise and whether or not the same is required to be accrued on the financial statements of such Person.
“****” means the **** in effect from time to time (as reported in the ****).
“Liquidating Event” shall have the meaning set forth in Section 14.1(A) of this Agreement.
“Liquidation Date” shall have the meaning set forth in Section 14.5(A) of this Agreement.
“Majority Member” shall have the meaning set forth in Section 12.4(A) of this Agreement.
“Make-Up Contribution” means a Capital Contribution made by a Non-Funding Member in respect of a Shortfall Amount relating to a Mandatory **** Capital Contribution (but not including any interest thereon).
“MALA” means that certain Second Amended and Restated Member Activities Letter Agreement, dated as of the date hereof, by and between Intel and Micron.
“Manager” shall have the meaning set forth in Section 6.2(A) of this Agreement.
“Mandatory **** Capital Contribution” shall mean any Additional Capital Contribution required to fund a **** Capital Expenditure, as it may be modified in accordance with Section 11.2, up to an aggregate amount equal to the Maximum Mandatory Capital Amount.

Appendix A-11
Second Amended and Restated Operating Agreement
101122159.10

“Manufacturing Committee” shall have the meaning set forth in Section 8.5(A) of this Agreement.
“Manufacturing Plan” means a manufacturing plan set forth in the Operating Plan, as described more particularly in Section 11.6(A)(1) of this Agreement.
“Master Agreement” means that certain Master Agreement, by and between Intel and Micron, dated as of November 18, 2005.
“Maximum Mandatory Capital Amount” means the aggregate amount of capital expenditures by the Joint Venture Company necessary to ****; provided, however, that in no event shall the Maximum Mandatory Capital Amount exceed $****. For the avoidance of doubt, the Maximum Mandatory Capital Amount does not include any Capital Contributions contributed by the Members prior to the date hereof.
“Member” or “Members” shall have the meaning set forth in the preamble of this Agreement.
“Member Business Plan” shall have the meaning set forth in Section 11.2(D)(2) of this Agreement.
“Member Change of Control” means (i) any consolidation, merger, recapitalization, liquidation or other extraordinary transaction involving a Member pursuant to which such Member's stockholders immediately prior to such consolidation, merger, recapitalization, liquidation or other extraordinary transaction own, immediately after such consolidation, merger, recapitalization, liquidation or other extraordinary transaction, securities representing less than 50% of the combined voting power of all voting securities of the surviving entity; (ii) any transaction or series of related transactions as a result of which securities representing 50% or more of the combined voting power of all voting securities of such Member are sold, conveyed, transferred, assigned or pledged, either directly or indirectly, to Persons other than such Member's stockholders immediately prior to such transaction or series of transactions; or (iii) the sale, conveyance, transfer or assignment, either directly or indirectly, of all or substantially all of the assets of such Member, in one transaction or a series of related transactions, to a Person that does not control, is not controlled by and is not under common control with such Member.
“Member Change of Control Value” means, with respect to a Member, the value of such Member on the date of any Member Change of Control with respect to such Member, provided that such value shall be determined (i) if consideration is paid to stockholders of such Member in connection with such Member Change of Control, based on the total fair market value (valued on the date of such Member Change of Control) of such consideration paid per share of capital stock multiplied by the fully-diluted number of outstanding shares of capital stock of such Member as of such date (after giving effect to the conversion of all convertible securities or interests and the exercise of all options, warrants, or other rights to acquire such securities or interests beneficially owned by any and all Persons), (ii) if no such consideration is paid to stockholders of such Member in connection with such Member Change of Control and such Member's shares of capital stock are listed on a public securities exchange, based on the market capitalization of such Member as of immediately prior to such Member Change of Control or (iii) if neither clause (i) nor (ii) above apply, the fair market value (as of immediately prior to such Member Change of Control) of such Member as determined by an independent nationally recognized investment banking firm or professional services firm with a nationally recognized appraisal or valuation practice, in each case, selected by the other Member in its reasonable discretion (it being understood and agreed that the Member with respect to which such Member Change of Control occurred and any successor thereto shall cooperate, as reasonably requested by the other Member, to facilitate, and promptly provide any and all information reasonably

Appendix A-12
Second Amended and Restated Operating Agreement
101122159.10

requested or required to accurately conclude, any such determination of fair market value pursuant to this clause (iii)).
“Member Debt Financing” as of any date shall mean all loans to the Joint Venture Company under Article 3 of this Agreement.
“Member Notes” means any promissory notes issued under Article 3 of this Agreement, including an Optional **** Shortfall Note, Optional **** Equalization Note or Other Optional Shortfall Note outstanding pursuant to the terms of this Agreement.
“Member Plan Amendment” shall have the meaning set forth in Section 11.2(E)(4) of this Agreement.
“Member Reportable Events” shall have the meaning set forth in Section 10.5(A) of this Agreement.
“Micron” shall have the meaning set forth in the preamble of this Agreement.
“Micron Call Option” shall have the meaning set forth in Section 13.2(A) of this Agreement.
“Micron Call Option Closing” shall have the meaning set forth in Section 13.2(B) of this Agreement.
“Micron Call Option Closing Date” shall have the meaning set forth in Section 13.2(B) of this Agreement.
“Micron Call Option Exercise Notice” shall have the meaning set forth in Section 13.2(A) of this Agreement.
“Micron Call Option Purchase Price” shall have the meaning set forth in Section 13.2(C) of this Agreement.
“Micron Call Supply Minimum Commitments” shall have the meaning set forth in Section 13.2(D) of this Agreement.
“Micron Executive Officer” shall have the meaning set forth in Section 8.2(A) of this Agreement.

Appendix A-13
Second Amended and Restated Operating Agreement
101122159.10

“Micron Initial Contributed Assets” means the total amount of money or other property contributed to the Joint Venture Company by Micron as of the Effective Date, as described on Appendix D.
“Micron Maximum Mandatory Capital Amount” means 51% of the Maximum Mandatory Capital Amount. Such amount does not include any Capital Contributions contributed by Micron prior to the date hereof.
“Micron Personnel Secondment Agreement” means that certain Amended and Restated Micron Personnel Secondment Agreement, dated as of the date hereof, by and between the Joint Venture Company and Micron, as amended.
“****” shall have the meaning set forth in Section 11.10(B) of this Agreement.

“Minimum Reserve Amount” means **** dollars ($****), unless otherwise determined by the Board of Managers.
“Minority Closing” shall have the meaning set forth in Section 12.4(A) of this Agreement.
“Minority Closing Price” shall have the meaning set forth in Section 12.4(B) of this Agreement.
“Minority Member” shall have the meaning set forth in Section 12.4(A) of this Agreement.
“Minority Option Supply Minimum Commitments” shall have the meaning set forth in Section 12.4(C) of this Agreement.
“Model of Record” or “MOR” means a representation of the POR and TOR for use in determining the number of tools required to produce a specific number of semiconductor wafers. The MOR includes assumptions used to model overall tool throughput and productivity as well as assumptions on process yield.
“Modified GAAP” means United States generally accepted accounting principles as in effect from time to time, except that: (i) stock-related expenses (including stock options, restricted stock, stock appreciation rights, restricted stock units, stock purchase programs or any award based on equity of Micron or Intel) associated with the seconded individuals to the Joint Venture Company will not be recorded or disclosed in the financial statements of the Joint Venture Company; and (ii) the value of any asset contributed or otherwise transferred to the Joint Venture Company from a Member shall be the value as agreed upon by the Members at the time of the contribution or transfer, as applicable, and, if such asset is to be depreciated or amortized under GAAP, the useful life and method of depreciation or amortization for such assets shall be determined by applying the accounting policies used by the Joint Venture Company for like assets.  The value of the Lehi Property shall be the value specified with respect to such items in Appendix D.

Appendix A-14
Second Amended and Restated Operating Agreement
101122159.10

“Monthly Flash Report” means operating performance metrics reasonably acceptable to each Member for the most recent month.
“Monthly Operating Report” shall have the meaning set forth in Section 11.6(A)(2) of this Agreement.
“MTV Lease” shall have the meaning ascribed to such term in the Master Agreement.
“NAND Conforming Wafer” means a NAND Flash Memory Wafer with greater than **** percent (****%) functional die, or that is otherwise accepted by a Member.
“NAND Flash Memory Die” means a discrete integrated circuit die, wherein such die includes at least one NAND Flash Memory Integrated Circuit and such die is designed, developed, marketed and used primarily as a non-volatile memory die.
“NAND Flash Memory Integrated Circuit” means a Flash Memory Integrated Circuit wherein the memory cells included in the Flash Memory Integrated Circuit are arranged in groups of serially connected memory cells (each such group of serially connected memory cells called a “string”) in which the drain of each memory cell of a string (other than the first memory cell in the string) is connected in series to the source of another memory cell in such string, the gate of each memory cell in such string is directly accessible, and the drain of the uppermost bit of such string is coupled to the bitline of the memory array.
“NAND Flash Memory Product” means any NAND Flash Memory Wafer or NAND Flash Memory Die.
“NAND Flash Memory Wafer” means a prime wafer that has been processed to the point of containing multiple NAND Flash Memory Die and that has undergone Probe Testing, but before singulation of said die into individual semiconductor die.
“NAND Joint Development Program Agreement” means that certain Amended and Restated Joint Development Program Agreement entered into by Intel and Micron as of the date hereof, as amended.
“Net Book Value” means, with respect to (i) any assets, the amount thereof, net of accumulated depreciation, amortization and other adjustments, as would be included in a consolidated balance sheet of the entity owning such assets prepared in accordance with Modified GAAP, (ii) any liabilities, the amount thereof as would be included in a consolidated balance sheet of the entity having such liabilities prepared in accordance with Modified GAAP and (iii) any equity security of an entity, (a) the value of the assets of such entity, net of accumulated depreciation, amortization or other adjustments, as would be included in a consolidated balance sheet of the entity prepared in accordance with Modified GAAP, minus the amount of the liabilities of such entity, as would be included in a consolidated balance sheet of such entity prepared in accordance with Modified GAAP, multiplied by (b) a percentage equal to the percentage of the equity of such entity represented by such equity security.
“****” shall have the meaning set forth in Section 11.10(C) of this Agreement.

Appendix A-15
Second Amended and Restated Operating Agreement
101122159.10

“****” shall have the meaning set forth in Section 11.10(A) of this Agreement.
“Non-Defaulting Member” shall have the meaning set forth in Section 17.5(B) of this Agreement.
“Non-Funding Member” shall be the Member that is not the Funding Member.
“Non-Proposing Member” means the Member who did not propose the Winning Member Business Plan or the Winning Member Plan Amendment, as applicable.
“NOR Flash Memory Device” means a Flash Memory Integrated Circuit, in die, wafer or packaged form, utilizing a hot carrier injection programming mechanism and one floating gate charge storage region per transistor whereby the memory array is arranged so that the drain of one memory cell is connected directly to a source line through at most one memory transistor.
“Notice of Default” shall have the meaning set forth in Section 17.5(B) of this Agreement.
“Operating Plan” shall have the meaning set forth in Section 11.6(A) of this Agreement
“Option Price” shall have the meaning set forth in Section 12.4(B) of this Agreement.
“Optional Capital Contributions” shall have the meaning set forth in Section 2.3(B) of this Agreement.
“Optional **** Equalization Note” shall have the meaning set forth in Section 3.1(B) of this Agreement.
“Optional **** Financing” shall have the meaning set forth in Section 3.1(A) of this Agreement.
“Optional **** Loan Amount” shall have the meaning set forth in Section 3.1(A) of this Agreement.
“Optional **** Notes” shall have the meaning set forth in Section 3.1(B) of this Agreement.
“Optional **** Shortfall Note” shall have the meaning set forth in Section 3.1(B) of this Agreement.
“Original Agreement” shall have the meaning set forth in Recital A of this Agreement.
“Other Optional Financing” shall have the meaning set forth in Section 3.2(A) of this Agreement.
“Other Optional Shortfall Note” shall have the meaning set forth in Section 3.2(B) of this Agreement.

Appendix A-16
Second Amended and Restated Operating Agreement
101122159.10

“Percentage Interest” means, at any time of determination, with respect to any Member, a percentage determined by dividing such Member's Capital Contribution Balance at the time of determination by the aggregate Capital Contribution Balances of all Members at the time of determination.
“Person” or “Persons” means any natural person and any corporation, firm, partnership, trust, estate, limited liability company, or other entity resulting from any form of association.
“Planning Subcommittee” shall have the meaning set forth in Section 8.5(B) of this Agreement.
“Pledge Agreement” means that certain Springing Pledge Agreement, dated as of the date hereof, by and among Intel and Micron.
“Pre-Put/Call Closing Period” means the period beginning on the date of any Intel Put Option Exercise Notice or Micron Call Option Exercise Notice, as applicable, and ending on the related Intel Put Option Closing Date or Micron Call Option Closing Date, as applicable; provided that if such Intel Put Option Closing Date or Micron Call Option Closing Date does not occur on or prior to the last day specified therefor in Section 13.1 or 13.2, as applicable, then, the Pre-Put/Call Closing Period shall be deemed to end on such last day.

“****” shall have the meaning set forth in Section 11.11(B)(2) of this Agreement.

“Prior Agreements” shall have the meaning set forth in Recital A of this Agreement.
“Probed Wafer” shall have the meaning set forth in the **** Supply Agreement.
“****” means any **** that is a **** solely because it has **** that is ****.
“Probe Testing” means testing, using a wafer test program as set forth in the applicable specifications, of a wafer that has completed all processing steps deemed necessary to complete the creation of the desired Designated Technology Devices or NAND Flash Memory Integrated Circuits, as applicable, in the die on such wafer, the purpose of which test is to determine how many and which of the die meet the applicable criteria for such die.
“Process of Record” or “POR” means documents and/or systems that specify a series of operations that a semiconductor wafer must process through. The POR includes the process recipes and parameters at each operation for the specified Tool of Record.
“Process Technology Node” means a process with a known feature size or number of tiers or decks that is differentiated from another or others that have a different feature size or number of tiers or decks that yields at least a **** percent (****%) difference in **** relative to each other. For clarity, a difference in the number of **** shall not be considered a different process node for purposes of this definition of “Process Technology Node.”
“Product” shall have the meaning set forth in the Supply Agreements.

Appendix A-17
Second Amended and Restated Operating Agreement
101122159.10

“Product **** Notice” means, with respect to a particular ****, a notice delivered by one Member to the Joint Venture Company and the other Member pursuant to which **** to the extent (i) consented to by the Board of Managers or the other Member following the date of such notice or (ii) required under such Supply Agreement due to the other Member (or the Managers appointed by the other Member) **** without the consent of such delivering Member or the Managers appointed by such delivering Member.
“Product Design Committee” means the Product Design Committee established by the Product Design Committee Agreement.
“Product Design Committee Agreement” shall mean the Amended and Restated Product Design Committee Agreement, dated as of the date hereof, by and between Micron and Intel, as amended.
“Product Design Roadmap” shall have the meaning set forth in the Product Design Committee Agreement.
“Proposed Business Plan” shall have the meaning set forth in Section 11.2(A) of this Agreement.
“Proposing Member” means the Member who proposed the Winning Member Business Plan or the Winning Member Plan Amendment, as applicable.
“****” means (i) with respect to Mandatory **** Capital Contributions, ****% for Micron and ****% for Intel, and (ii) with respect to all other Capital Contributions, the Members' **** at the time of the determination.
“Pro-Rated Put/Call **** Threshold” shall have the meaning set forth in Section 11.11(B) of this Agreement.

“Put/Call **** Threshold” shall have the meaning set forth in Section 11.11(B) of this Agreement.

“Rating Agency” means each of Moody's and S&P (or, in each case, any successor rating agency thereto).
“Representative” shall have the meaning set forth in Section 8.6(D) of this Agreement.
“****” means a notice delivered by the Non-Proposing Member to the Proposing Member pursuant to Sections 11.2(D)(3) or 11.2(E)(5).
“Roadmap” shall have the meaning set forth in the Designated Technology Joint Development Program Agreement.
“Scheduled Exercise Intel Put Option Closing Date” shall have the meaning set forth in Section 13.1(B) of this Agreement.

Appendix A-18
Second Amended and Restated Operating Agreement
101122159.10

“Scheduled Intel Put Option Exercise Period” shall have the meaning set forth in Section 13.1(A) of this Agreement.
“Scheduled Intel Put Option Exercise” shall have the meaning set forth in Section 13.1(A) of this Agreement.
“Scheduled Micron Call Option Exercise Period” shall have the meaning set forth in Section 13.2(A).
“Seconded Employees” shall have the meaning set forth in Section 9.1 of this Agreement.
“Selling Member” shall have the meaning set forth in Section 14.3 of this Agreement.
“Senior Authorized Representative” means any individual unanimously agreed in writing by the Members to be a senior authorized representative of a given Member.
“Service Provider Related Forms” shall have the meaning set forth in Section 9.3(A) of this Agreement.
“Sharing Interest” means, with respect to any Member, the percentage determined by dividing (i) such Member's Committed Capital at the time of determination, by (ii) the aggregate Committed Capital of all Members at the time of determination; provided, however, that, for purposes of this definition only, Committed Capital shall be adjusted as follows:

(a)    ****% of any Mandatory **** Capital Contribution that has been made by such Member, but that was not timely made, shall be deducted from that Member's Committed Capital and added to the other Member's Committed Capital, unless such other Member delivers, within thirty (30) days after the untimely Mandatory **** Capital Contribution is actually made, written notice to the Joint Venture Company and such Member stating that such other Member does not wish such deduction and addition to occur, in which case no such deduction or addition shall be deemed to have occurred; and
(b)    any Optional Capital Contributions made, and any loans made or deemed made that are represented by Other Optional Shortfall Notes, shall be deducted from Committed Capital, but the exclusion under this subparagraph (b) shall apply only to such Capital Contributions and such loans made within the eight months prior to the time of determination.
Notwithstanding the foregoing, subparagraph (b) shall not apply with respect to any use of the term “Sharing Interests” in connection with a distribution under Section 14.5(C)(4) of this Agreement.
“Shortfall Amount” means any uncontributed dollar amount of any Member's **** of an Additional Capital Contribution.

Appendix A-19
Second Amended and Restated Operating Agreement
101122159.10

“Stub Period” shall have the meaning set forth in Section 11.11(B) of this Agreement.

“Subsidiary” means as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.
“****” shall have the meaning set forth in Section 11.10(C) of this Agreement.
“Supply Agreement - Intel” means that certain Amended and Restated Supply Agreement, dated as of the date hereof, by and between the Joint Venture Company and Intel, as amended.

“Supply Agreement - Micron” means that certain Amended and Restated Supply Agreement, dated as of the date hereof, by and between the Joint Venture Company and Micron, as amended.
“Supply Agreements” means the Supply Agreement - Intel and the Supply Agreement - Micron.
“Tax Matters Partner” shall have the meaning set forth in Section 10.7 of this Agreement.
“Term” shall have the meaning set forth in Section 1.3 of this Agreement.
“Tie Vote” shall have the meaning set forth in Section 17.1 of this Agreement.
“Tool of Record” or “TOR” means the specified tool required to modify, handle, or otherwise fulfill its intended purpose in the manufacture of a semiconductor process pursuant to the POR. The TOR encompasses the tool purchase price, configuration and associated documentation required to procure, conduct acceptance testing and administer service contracts.
“Transfer” shall have the meaning set forth in Section 12.1 of this Agreement.
“Treasury Regulation” shall have the meaning set forth in Section 1.1 of Appendix B to this Agreement.
“Undisputed Approved Business Plan” shall have the meaning set forth in Section 11.2(D)(1) of this Agreement; provided that “Undisputed Approved Business Plan” shall also include any business plan which becomes an “Undisputed Approved Business Plan” in accordance with Section 11.11(B)(4) of this Agreement.
“****” means each **** of a **** with respect to which **** one Member has delivered a **** the Joint Venture Company and the other Member, in each case, whether or not ****; provided, however, that, regardless of whether a **** has been delivered with respect thereto, each **** shall be deemed to be a **** with respect to **** for all purposes hereunder.

Appendix A-20
Second Amended and Restated Operating Agreement
101122159.10

“****” means, at any time and for a particular Member, the **** for such Member by the Joint Venture Company.

“****” means a **** that constitutes a ****.

“****” means, at any time and for a particular Member, **** and the **** for such Member by the Joint Venture Company.

“****” means a Designated Technology Device that constitutes ****.

“****” means each **** by the Joint Venture Company with respect to which **** one Member has delivered a **** the Joint Venture Company and the other Member, in each case, whether or not ****; provided, however, that, regardless of whether a **** has been delivered with respect thereto, each **** on **** shall be deemed to be a **** with respect to **** for all purposes hereunder.

“****” shall have the meaning set forth in Section 11.10(B) of this Agreement.

“Wafer Start” means the initial wafer introduction to a process flow. When the context requires reference to a quantity of “Wafer Starts,” such term shall be expressed in 300 millimeter diameter equivalents.
“Wholly-Owned Subsidiary” of a Person means a Subsidiary, all of the shares of stock or other ownership interests of which are owned, directly or indirectly through one or more intermediaries, by such Person, other than a nominal number of shares or a nominal amount of other ownership interests issued in order to comply with requirements that such shares or interests be held by one or more other Persons, including requirements for directors' qualifying shares or interests, requirements to have or maintain two or more stockholders or equity owners or other similar requirements.
“Winning Member Business Plan” shall have the meaning set forth in Section 11.2(D)(2) of this Agreement.
“Winning Member Plan Amendment” shall have the meaning set forth in Section 11.2(E)(4) of this Agreement.

Appendix A-21
Second Amended and Restated Operating Agreement
101122159.10

APPENDIX B
IM FLASH TECHNOLOGIES, LLC
TAX MATTERS

This Appendix B is attached to and is a part of the SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT (the “Agreement”) of IM FLASH TECHNOLOGIES, LLC, a Delaware limited liability company (the “Joint Venture Company”), dated as of this 6th day of April, 2012. The parties to the Agreement intend that the Joint Venture Company be classified as a partnership for federal income tax purposes pursuant to section 7701(a)(2) of the Code and the regulations thereunder. The provisions of this Appendix are intended to effect an allocation of tax items of the Joint Venture Company that are in accordance with the Members' “interests in the partnership” (i.e., the Joint Venture Company) within the meaning of Treas. Reg. § 1.704-1(b)(3) by utilizing the principles of allocation contained in Treas. Reg. § 1.704-1(b)(2)(iv) and Treas. Reg. § 1.704-2 with respect to maintenance of capital accounts and allocations, and shall be interpreted and applied accordingly. For purposes of applying the provisions of this Appendix, it shall be assumed that the Joint Venture Company satisfies the requirements of Treas. Reg. § 1.704-1(b)(2)(ii)(b)(2) and (3), notwithstanding that the Joint Venture Company does not satisfy such requirements.
ARTICLE 1
DEFINITIONS
1.1    Definitions. For purposes of this Appendix, the capitalized terms listed below shall have the meanings indicated. Capitalized terms not listed below and not otherwise defined in this Appendix shall have the meanings specified in the Agreement.
“Account Reduction Item” means (i) any adjustment described in Treas. Reg. § 1.704-1(b)(2)(ii)(d)(4); (ii) any allocation described in Treas. Reg. § 1.704-1(b)(2)(ii)(d)(5), other than a Nonrecourse Deduction or a Member Nonrecourse Deduction; or (iii) any distribution described in Treas. Reg. § 1.704-1(b)(2)(ii)(d)(6).
“Adjusted Capital Account Balance” means, as of any date, a Member's Capital Account balance as of such date (and if such date is other than the last day of the taxable year of the Joint Venture Company, determined as if the taxable year of the Joint Venture Company ended on such date), taking into account all contributions made by such Member and distributions made to such Member during such taxable year and any special allocations or other adjustments required by Sections 3.2, 3.3, 3.4(A), (B), and (D), 3.5, 3.6 and 3.7, and 5.2(B) and 5.9 of this Appendix, and increased by the sum of (i) such Member's share of Joint Venture Company Minimum Gain and (ii) such Member's share of Member Nonrecourse Debt Minimum Gain, both determined after taking into account any such special allocations and other adjustments.

Appendix B-1
Second Amended and Restated Operating Agreement
101122159.10

“Adjusted Fair Market Value” of an item of Joint Venture Company property means the greater of (i) the fair market value of such property as reasonably determined by the Board of Managers (provided, that in the case of any sale of Joint Venture Company property, such amount shall be presumed to be the sales price realized by the Joint Venture Company on such sale) or (ii) the amount of any nonrecourse indebtedness to which such property is subject within the meaning of section 7701(g) of the Code.
“Book” means the method of accounting prescribed for compliance with the capital account maintenance rules set forth in Treas. Reg. § 1.704-1(b)(2)(iv) as reflected in Articles 1 and 2 of this Appendix, as distinguished from any accounting method which the Joint Venture Company may adopt for other purposes such as financial reporting.
“Book Value” means, with respect to any item of Joint Venture Company property, the book value of such property within the meaning of Treas. Reg. § 1.704-1(b)(2)(iv)(g)(3); provided, however, that if the Joint Venture Company adopts the remedial allocation method described in Treas. Reg. § 1.704-3(d) with respect to any item of Joint Venture Company property, the Book Value of such property shall be its book basis determined in accordance with Treas. Reg. § 1.704-3(d)(2).
“Deemed Liquidation” means a liquidation of the Joint Venture Company that is deemed to occur in the event of a termination of the Joint Venture Company pursuant to section 708(b)(1)(B) of the Code.
“Excess Deficit Balance” means the amount, if any, by which the balance in a Member's Capital Account as of the end of the relevant taxable year is more negative than the amount, if any, of such negative balance that such Member is treated as obligated to restore to the Joint Venture Company pursuant to Treas. Reg. § 1.704-1(b)(2)(ii)(c), Treas. Reg. § 1.704-1(b)(2)(ii)(h), Treas. Reg. § 1.704-2(g)(1), and Treas. Reg. § 1.704-2(i)(5). Solely for purposes of computing a Member's Excess Deficit Balance, such Member's Capital Account shall be reduced by the amount of any Account Reduction Items that are reasonably expected as of the end of such taxable year.
“Excess Nonrecourse Liabilities” means excess nonrecourse liabilities within the meaning of Treas. Reg. § 1.752-3(a)(3).
“Joint Venture Company Minimum Gain” means partnership minimum gain determined pursuant to Treas. Reg. § 1.704-2(d) and Section 5.3(A) of this Appendix.
“Member Nonrecourse Debt” means any “partner nonrecourse debt” as such term is defined in Treas. Reg. § 1.704-2(b)(4) and Section 5.3(B) of this Appendix.
“Member Nonrecourse Debt Minimum Gain” means minimum gain attributable to Member Nonrecourse Debt pursuant to Treas. Reg. § 1.704-2(i)(3).
“Member Nonrecourse Deduction” means any item of Book loss or deduction that is a partner nonrecourse deduction within the meaning of Treas. Reg. § 1.704-2(i)(1) and (2).

Appendix B-2
Second Amended and Restated Operating Agreement
101122159.10

“Member Nonrecourse Distribution” means a distribution to a Member that is allocable to a net increase in such Member's share of Member Nonrecourse Debt Minimum Gain pursuant to Treas. Reg. § 1.704-2(i)(6).
“Nonrecourse Deduction” means a nonrecourse deduction determined pursuant to Treas. Reg. § 1.704-2(b)(1) and Treas. Reg. § 1.704-2(c).
“Nonrecourse Distribution” means a distribution to a Member that is allocable to a net increase in Joint Venture Company Minimum Gain pursuant to Treas. Reg. § 1.704-2(h)(1).
“Regulatory Allocation” means any allocation made pursuant to Section 3.2, 3.3, 3.4 or 3.5 of this Appendix.
“Revaluation Event” means (i) a liquidation of the Joint Venture Company (within the meaning of Treas. Reg. § 1.704-1(b)(2)(ii)(g) but not including a Deemed Liquidation); (ii) a contribution of more than a de minimis amount of money or other property to the Joint Venture Company by a Member or a distribution of more than a de minimis amount of money or other property to a retiring or continuing Member where such contribution or distribution alters the Sharing Interest of any Member; (iii) the grant of an interest in the Joint Venture Company as consideration for the provision of services to or for the benefit of the Joint Venture Company; or (iv) such other event specified in Treasury Regulations for the revaluation of the Book Value of Joint Venture Company property.
“Section 705(a)(2)(B) Expenditures” means nondeductible expenditures of the Joint Venture Company that are described in section 705(a)(2)(B) of the Code, and organization and syndication expenditures and disallowed losses to the extent that such expenditures or losses are treated as expenditures described in section 705(a)(2)(B) of the Code pursuant to Treas. Reg. § 1.704-1(b)(2)(iv)(i).
“Section 751 Property” means unrealized receivables and substantially appreciated inventory items within the meaning of Treas. Reg. § 1.751-1(a)(1).
“Target Balance” means, for any Member as of any date, the amount that would be distributable to such Member on such date pursuant to Section 5.1 of the Agreement if (i) all the assets of the Joint Venture Company were sold for cash equal to their respective Book Values as of such date, (ii) all liabilities of the Joint Venture Company (other than any liabilities under outstanding Member Notes) were paid in full (except that in the case of a nonrecourse liability, such payment would be limited to the Book Value of the asset or assets securing such liability), and (iii) all remaining cash were distributed to the Members pursuant to Section 5.1 (assuming, for this purpose, that each holder of a Member Note has converted such Member Note immediately prior to such distribution to the extent such conversion would result in a higher Target Balance for such Member).
“Tax Basis” means, with respect to any item of Joint Venture Company property, the adjusted basis of such property as determined in accordance with the Code.

Appendix B-3
Second Amended and Restated Operating Agreement
101122159.10

“Treasury Regulation” or “Treas. Reg.” means the temporary or final regulation(s) promulgated pursuant to the Code by the U.S. Department of the Treasury, as amended, and any successor regulation(s).
ARTICLE 2
CAPITAL ACCOUNTS
2.1    Maintenance.
(A)    A single Capital Account shall be maintained for each Member in accordance with this Article 2.
(B)    Each Member's Capital Account shall from time to time be increased by:

(i)
the amount of money contributed by such Member to the Joint Venture Company in accordance with the Agreement (including the amount of any Joint Venture Company liabilities which the Member is deemed to assume as provided in Treas. Reg. § 1.704-1(b)(2)(iv)(c), and including the principal amount paid for any Member Notes, but excluding liabilities assumed in connection with the distribution of Joint Venture Company property and excluding increases in such Member's share of Joint Venture Company liabilities pursuant to section 752 of the Code);

(ii)
the fair market value of property, as reasonably determined by the Board of Managers, contributed by such Member to the Joint Venture Company (net of any liabilities secured by such property that the Joint Venture Company is considered to assume or take subject to pursuant to section 752 of the Code); provided, that for this purpose the fair market value of (A) the Lehi Property contributed by Micron (net of liabilities) was at the time of the contribution equal to the value set forth with respect thereto on Appendix D (it being understood that the **** shall not be treated as property for purposes of this clause (ii)), and (B) the amount credited to the Capital Account of a Member with respect to any Capital Contribution taking the form of a contribution of a promissory note shall equal the principal payments made by such Member with respect to such promissory note; and, provided, further, that nothing in this Appendix B shall be deemed to increase or limit the amount treated as a Capital Contribution for purposes other than this Appendix B;

(iii)	the amount recognized as gross income by Micron with respect to the **** as described in Section 5.10 of this Appendix; and

(iv)	allocations to such Member of Joint Venture Company Book income and gain (or the amount of any item or items of income or gain included therein).
(C)    Each Member's Capital Account shall from time to time be reduced by:

Appendix B-4
Second Amended and Restated Operating Agreement
101122159.10

(i)
the amount of money distributed to such Member by the Joint Venture Company (including the amount of such Member's individual liabilities which the Joint Venture Company is deemed to assume as provided in Treas. Reg. § 1.704-1(b)(2)(iv)(c)), including the amount of any amount paid or accrued on any Member Note that is not treated as a guaranteed payment pursuant to Section 5.2 of this Appendix B;

(ii)
the fair market value, as reasonably determined by the Board of Managers, of property distributed to such Member by the Joint Venture Company (net of any liabilities secured by such property that such Member is considered to assume or take subject to pursuant to section 752 of the Code); and

(iii)	allocations to such Member of Joint Venture Company Book loss and deduction (or items thereof);
(D)    The Joint Venture Company shall make such other adjustments to the Capital Accounts of the Members as are necessary to comply with the provisions of Treas. Reg. § 1.704-1(b)(2)(iv).
2.2    Revaluation of Joint Venture Company Property.
(A)    Upon the occurrence of a Revaluation Event, the Board of Managers may revalue all Joint Venture Company property (whether tangible or intangible) for Book purposes to reflect the Adjusted Fair Market Value of Joint Venture Company property immediately prior to the Revaluation Event. In the event that Joint Venture Company property is so revalued, the Capital Accounts of the Members shall be adjusted in accordance with Treas. Reg. § 1.704-1(b)(2)(iv)(f) as provided in Section 3.1 of this Appendix.
(B)    Upon the distribution of Joint Venture Company property to a Member, the property to be distributed shall be revalued for Book purposes to reflect the Adjusted Fair Market Value of such property immediately prior to such distribution, and the Capital Accounts of all Members shall be adjusted in accordance with Treas. Reg. § 1.704-1(b)(2)(iv)(e).
2.3    Transfers of Interests. Upon the transfer of a Member's entire interest in the Joint Venture Company in accordance with the Agreement, the Capital Account of such Member shall carry over to the transferee.
ARTICLE 3
ALLOCATION OF BOOK INCOME AND LOSS
3.1    Book Income And Loss.
(A)    The Book income or loss of the Joint Venture Company for purposes of determining allocations to the Capital Accounts of the Members shall be determined in the same manner as the determination of the Joint Venture Company's taxable income, except that (i) items that are required by section 703(a)(1) of the Code to be separately stated shall be included; (ii) items of income that are exempt from inclusion in gross income for federal income tax purposes shall be treated as Book income; (iii) Section 705(a)(2)(B) Expenditures shall be treated as deductions; (iv) items of gain, loss, depreciation, amortization, or depletion that would be computed for federal income tax purposes by reference to the Tax Basis of an item of Joint Venture Company property shall be determined by reference to the Book Value of such item of property in accordance with Section 3.1(B) hereof; and (v) the effects of upward and downward

Appendix B-5
Second Amended and Restated Operating Agreement
101122159.10

revaluations of Joint Venture Company property pursuant to Section 2.2 of this Appendix shall be treated as Book gain or loss respectively from the sale of such property.
(B)    In the event that the Book Value of any item of Joint Venture Company property differs from its Tax Basis, the amount of Book depreciation, depletion, or amortization for a period with respect to such property shall be computed so as to bear the same relationship to the Book Value of such property as the depreciation, depletion, or amortization computed for tax purposes with respect to such property for such period bears to the Tax Basis of such property. If the Tax Basis of such property is zero, the Book depreciation, depletion, or amortization with respect to such property shall be computed by using a method consistent with the method that would be used for tax purposes if the Tax Basis of such property were greater than zero and the property were placed in service on the date it is acquired by the Joint Venture Company.
(C)    The Book income and loss of the Joint Venture Company for any taxable year shall be allocated in such a manner as to cause the Adjusted Capital Account Balances of the Members as nearly as possible to equal their respective Target Balances as of the end of such taxable year.
3.2    Allocation of Nonrecourse Deductions. Notwithstanding any other provisions of the Agreement, Nonrecourse Deductions shall be allocated among the Members in proportion to their respective Sharing Interests as of the end of the taxable year in which such deductions arise.
3.3    Allocation of Member Nonrecourse Deductions. Notwithstanding any other provisions of the Agreement, any item of Member Nonrecourse Deduction with respect to a Member Nonrecourse Debt shall be allocated to the Member or Members who bear the economic risk loss for such Member Nonrecourse Debt in accordance with Treas. Reg. § 1.704-2(i).
3.4    Chargebacks of Income And Gain. Notwithstanding any other provisions of the Agreement:
(A)    Joint Venture Company Minimum Gain. In the event that there is a net decrease in Joint Venture Company Minimum Gain for a taxable year of the Joint Venture Company, then before any other allocations are made for such taxable year, each Member shall be allocated items of Book income and gain for such year (and, if necessary, for subsequent years) to the extent provided by Treas. Reg. § 1.704-2(f).
(B)    Member Nonrecourse Debt Minimum Gain. In the event that there is a net decrease in Member Nonrecourse Debt Minimum Gain for a taxable year of the Joint Venture Company, then after taking into account allocations pursuant to paragraph (a) immediately preceding, but before any other allocations are made for such taxable year, each Member with a share of Member Nonrecourse Debt Minimum Gain at the beginning of such year shall be allocated items of Book income and gain for such year (and, if necessary, for subsequent years) to the extent provided by Treas. Reg. § 1.704-2(i)(4).

Appendix B-6
Second Amended and Restated Operating Agreement
101122159.10

(C)    [Reserved.]
(D)    Qualified Income Offset. In the event that any Member unexpectedly receives any Account Reduction Item that results in an Excess Deficit Balance at the end of any taxable year after taking into account all other allocations and adjustments under this Agreement , then items of Book income and gain for such year (and, if necessary, for subsequent years) will be reallocated to each such Member in the amount and in the proportions needed to eliminate such Excess Deficit Balance as quickly as possible.
3.5    Reallocation To Avoid Excess Deficit Balances. Notwithstanding any other provisions of the Agreement, no Book loss or deduction shall be allocated to any Member to the extent that such allocation would cause or increase an Excess Deficit Balance in the Capital Account of such Member. Such Book loss or deduction shall be reallocated away from such Member and to the other Members in accordance with the Agreement, but only to the extent that such reallocation would not cause or increase Excess Deficit Balances in the Capital Accounts of such other Members.
3.6    Corrective Allocation. Subject to the provisions of Sections 3.2, 3.3, 3.4, and 3.5 of this Appendix, but notwithstanding any other provision of the Agreement, in the event that any Regulatory Allocation is made pursuant to this Appendix for any taxable year, then remaining Book items for such year (and, if necessary, Book items for subsequent years) shall be allocated or reallocated in such amounts and proportions as are appropriate to restore the Adjusted Capital Account Balances of the Members to the position in which such Adjusted Capital Account Balances would have been if such Regulatory Allocation had not been made. Adjustments pursuant to this Section 3.6 shall only be made if such Regulatory Allocations are not reasonably expected to be reversed with offsetting allocations in subsequent taxable years. The Members intend that the allocations of Book income and loss pursuant to this Appendix shall result in Adjusted Capital Account Balances of the Members, as of the end of each taxable year of the Joint Venture Company and after all allocations pursuant to this Appendix have been made, equaling their Target Balances. This Appendix shall be interpreted in a manner consistent with such intent.
3.7    Other Allocations.
(A)    If during any taxable year of the Joint Venture Company there is a change in any Member's interest in the Joint Venture Company, allocations of Book income or loss for such taxable year shall take into account the varying interests of the Members in the Joint Venture Company in a manner consistent with the requirements of Section 706 of the Code and Section 5.2(B) hereof.
(B)    If and to the extent that any distribution of Section 751 Property to a Member in exchange for the distributee Member's interest in property other than Section 751 Property is treated as a sale or exchange of such Section 751 Property by the Joint Venture Company pursuant to Treas. Reg. § 1.751-1(b)(2), any Book gain or loss attributable to such deemed sale or exchange shall be allocated only to Members other than the distributee Member in a manner consistent with such Treasury Regulation.

Appendix B-7
Second Amended and Restated Operating Agreement
101122159.10

(C)    If and to the extent that any distribution of property other than Section 751 Property to a Member in exchange for the distributee Member's interest in Section 751 Property is treated as a sale or exchange of such other property by the Joint Venture Company pursuant to Treas. Reg. § 1.751-1(b)(3), any Book gain or loss attributable to such deemed sale or exchange shall be allocated only to Members other than the distributee Member in a manner consistent with such Treasury Regulation.
ARTICLE 4
ALLOCATION OF TAX ITEMS
4.1    In General. Except as otherwise provided in this Article 4, all items of income, gain, loss, and deduction shall be allocated among the Members for federal income tax purposes in the same manner as the corresponding allocation for Book purposes.
4.2    Section 704(c) Allocations.
(A)    In the event that the Book Value of an item of Joint Venture Company property differs from its Tax Basis, allocations of depreciation, depletion, amortization, gain, and loss with respect to such property will be made for federal income tax purposes in a manner that takes account of the variation between the Tax Basis and Book Value of such property in accordance with section 704(c)(1)(A) of the Code and Treas. Reg. § 1.704-1(b)(4)(i). The Board of Managers may select as the method for making such allocations, either the method described in Treas. Reg. § 1.704-3(c) or (d); provided, however, that the method selected for any asset shall be one that minimizes the effect of the “ceiling rule” on allocations to the Member that did not contribute such asset.
(B)    For purposes of complying with Section 263A of the Code, depreciation, amortization and cost recovery deductions of the Joint Venture Company that are included in the capitalized cost of the Joint Venture Company's inventory shall be determined based on the Book Values of the Joint Venture Company's assets, and any difference between such amounts and the corresponding amounts as computed for U.S. federal income tax purposes shall be allocated separately to the Members pursuant to Section 704(c) of the Code.
4.3    Tax Credits. Tax credits shall be allocated among the Members in accordance with Treas. Reg. § 1.704-1(b)(4)(ii).
ARTICLE 5
OTHER TAX MATTERS
5.1    Excess Nonrecourse Liabilities. For the purpose of determining the Members' shares of the Joint Venture Company's Excess Nonrecourse Liabilities pursuant to Treas. Reg. §§ 1.752-3(a)(3) and 1.707-5(a)(2)(ii), and solely for such purpose, the Members' interests in profits are hereby specified to be their respective Sharing Interests.

Appendix B-8
Second Amended and Restated Operating Agreement
101122159.10

5.2    Treatment of Loan Transactions.
(A)    The Members agree that amounts outstanding under Member Notes (which for purposes of this Appendix B includes amounts outstanding under loans made pursuant to Section 2.3(G) of the Agreement) shall be treated for U.S. federal and applicable state income tax purposes as equity and not as debt for U.S. federal income tax purposes. To the extent a Non-Funding Member makes a Make-Up Contribution together with accrued interest, such interest (solely for purposes of this Appendix B) shall be treated as a capital contribution, the payment of such interest to the Funding Member on the related Member Note shall be treated as a guaranteed payment pursuant to Section 707(c) of the Code, and the deduction of the Joint Venture Company in respect of such guaranteed payment shall be specially allocated to the Non-Funding Member. To the extent accrued interest on a Member Note has not been paid as of the end of a taxable year of the Joint Venture Company, the Members shall consult with each other to determine the appropriate income tax treatment of such accrued interest, and if they are unable to agree on such treatment the dispute resolution provisions of Section 10.6(B) of the Agreement shall apply.
(B)    Upon a change in the Members' Sharing Interests, the Members agree that the Capital Accounts of the Members shall be adjusted so that to the greatest extent possible, but consistent with the goal of minimizing the adverse tax consequences to the Member whose interest increased (as reasonably determined by such Member)(other than adverse consequences resulting solely from receiving allocations of income or loss in accordance with its revised Sharing Interest), the Adjusted Capital Account Balances of the Members will equal their Target Balances immediately following the conversion.
5.3    Treatment of Certain Distributions. iv) In the event that (i) the Joint Venture Company makes a distribution that would (but for this Subsection (A)) be treated as a Nonrecourse Distribution; and (ii) such distribution does not cause or increase a deficit balance in the Capital Account of the Member receiving such distribution as of the end of the Joint Venture Company's taxable year in which such distribution occurs; then the Board of Managers may treat such distribution as not constituting a Nonrecourse Distribution to the extent permitted by Treas. Reg. § 1.704-2(h)(3).
(B)    In the event that (i) the Joint Venture Company makes a distribution that would (but for this Subsection (B)) be treated as a Member Nonrecourse Distribution; and (ii) such distribution does not cause or increase a deficit balance in the Capital Account of the Member receiving such distribution as of the end of the Joint Venture Company's taxable year in which such distribution occurs; then the Board of Managers may treat such distribution as not constituting a Member Nonrecourse Distribution to the extent permitted by Treas. Reg. § 1.704-2(i)(6).
5.4    Reduction of Basis. In the event that a Member's interest in the Joint Venture Company may be treated in whole or in part as depreciable property for purposes of reducing such Member's basis in such interest pursuant to section 1017(b)(3)(C) of the Code, the Board of Managers may, upon the request of such Member, make a corresponding reduction in the basis of its depreciable property with respect to such Member. Such request shall be submitted to the Joint Venture Company in writing, and shall include such information as may be reasonably required in order to effect such reduction in basis. The costs of the Joint Venture Company in making and implementing any such adjustments shall be borne by the Member making such request.

Appendix B-9
Second Amended and Restated Operating Agreement
101122159.10

5.5    Entity Classification. Neither the Joint Venture Company nor any Member shall file or cause to be filed any election, the effect of which would be to cause the Joint Venture Company to be classified as other than a partnership for federal income tax purposes, without the prior written consent of all Members.
5.6    Unified Audit Election. The Joint Venture Company will elect, pursuant to section 6231(a)(1)(B)(ii) of the Code, to be subject to the unified audit rules of sections 6221-6234 of the Code, and all Members agree to sign such election.
5.7    Application of Section 707(b) of the Code. For purposes of determining the Members' respective interests in capital or profits of the Joint Venture Company under Section 707(b) of the Code, the Members agree that, unless otherwise agreed in writing, such interests shall be computed as of each date of determination as follows: (a) the Joint Venture Company shall be deemed to have a hypothetical taxable year that began with the beginning of its actual taxable year including such date of determination and ended as of such date of determination, with a closing of the Joint Venture Company's books as of such date (provided that deductions such as depreciation, amortization and the like that are computed on an annual basis shall be prorated on a daily basis so as to take into account only the portion attributable to the period up to that date), (b) the interests in profits of each Member as of such date shall equal the percentage of Book income or loss (excluding amounts, if any, required to be disregarded for purposes of applying Section 707(b) of the Code) that would have been allocated to each Member for such hypothetical taxable year, and (c) the capital interests of the Members as of such date shall equal the percentage of the total Capital Accounts of each Member as of such date, after adjustment to reflect the items described in Sections 2.1(B), (C) and (D) of this Appendix B treated as occurring during such hypothetical taxable year.
5.8    Section 754 Election. The Joint Venture Company shall make or seek the revocation of, as applicable, an election under Section 754 of the Code with respect to the Joint Venture Company upon request of any Member whose Percentage Interest as of the end of any taxable year of the Joint Venture Company exceeds its Percentage Interest as of the Effective Date.
5.9    Imputed Income. If a Member is deemed for applicable income tax purposes to have received income from the Joint Venture Company as a result of one or more transactions that were not treated by the Joint Venture Company as giving rise to income to such Member, the Joint Venture Company shall make such adjustments to its allocations as are necessary so that, as closely as possible, such Member is placed in the same tax position as if such income was not deemed to have been recognized, provided that such adjustments shall not result in consequences to the other Member that are significantly more adverse to such other Member than if the position originally taken by the Joint Venture Company were upheld.
5.10    Treatment of MTV Lease and Boise Supply Agreement.

Appendix B-10
Second Amended and Restated Operating Agreement
101122159.10

(A)    The Members agree that the issuance of Joint Venture Company interests to Micron in exchange for the MTV Lease and the Boise Supply Agreement shall be treated for U.S. federal income tax purposes as taxable prepaid rent and as a taxable payment for services, respectively, by the Joint Venture Company to Micron and not as a contribution of property by Micron to the Joint Venture Company, in each case for the amount ascribed on Appendix D to such item. Consequently, the Members agree that Micron shall recognize income upon the issuance of such interests, and the Joint Venture Company shall have an initial tax basis, for U.S. federal income tax purposes equal to such amounts. The Members further agree that the Joint Venture Company's initial tax basis in such amounts shall equal the income so recognized, and that such basis shall be amortized pursuant to Treas. Reg. § 1.167(a)-14 over the initial terms of such agreements.
(B)    The Members further agree that if the treatment described in subsection (A) above ultimately is determined not to be the proper treatment for either of such items, the Members shall make such adjustments to the determination and allocation of the Joint Venture Company's items of income, gain, loss or deduction as are necessary (to the extent possible) to place the Members in the same tax position as if such treatment were respected.
5.11    Tax Accounting Methods. To the extent permitted by applicable law, the Joint Venture Company shall implement such tax elections that to the greatest extent possible result in the Joint Venture Company's cost of goods sold for purposes of determining the Joint Venture Company's Book income or loss equaling the sum of (a) “Cost” as such term is defined in the Supply Agreements, plus (b) any additional amounts included in the “amount realized” by the Joint Venture Company upon the sale of products to Intel and Micron, respectively.
5.12    No Indemnity for Tax Consequences. Neither of the Members nor the Joint Venture Company shall be responsible for the income tax consequences to the other Members resulting from this Appendix or the Agreement; provided, however, that the Members shall reasonably cooperate as requested in order to effectuate the intent of this Appendix, although such cooperation shall not require either Member to incur significant additional costs that are not reimbursed by the requesting Member.
5.13    Precedent Agreements. Amounts paid to Micron pursuant to the Precedent Agreement to Joint Venture, dated September 27, 2005, and the Second Precedent Agreement to Joint Venture, dated November 18, 2005, in each case by and between Micron and Intel, shall be treated as reimbursements to Micron of preformation expenditures as provided in Treas. Reg. § 1.707-4(d).
5.14    Conflicts with Agreement. In the event of any conflict between the terms of this Appendix B and any provision of the Agreement, the terms of this Appendix B shall govern.

Appendix B-11
Second Amended and Restated Operating Agreement
101122159.10

APPENDIX C
IM FLASH TECHNOLOGIES, LLC
CURRENT MANAGERS
The current Managers appointed by Intel are:

Brian Krzanich
Rob Crooke
Dave Baglee

The current Managers appointed by Micron are:

D. Mark Durcan
Brian J. Shields
Ron Foster

Appendix C-1
Second Amended and Restated Operating Agreement
101122159.10

APPENDIX D
IM FLASH TECHNOLOGIES, LLC
INITIAL CAPITAL CONTRIBUTIONS
Intel Initial Capital Contribution
The Initial Capital Contribution of Intel was $1,196,176,471, and was paid as follows:
Intel Initial Contributed Assets:

Cash	$260,000,000
Cash	$240,196,078
Promissory Note substantially in the form attached hereto as Attachment D-1 in the amount of $580,686,275 (representing funds to be delivered as needed by the Joint Venture Company).	$580,686,275
Cash in the amount of $115,294,118.	$115,294,118
Total Intel Initial Capital Contribution (deemed to be contributed to the Joint Venture Company in full as of the Effective Date)	$1,196,176,471

Appendix D-1
Second Amended and Restated Operating Agreement
101122159.10

Micron Initial Capital Contribution
The Initial Capital Contribution of Micron was $1,245,000,000, and was paid as follows:
Micron Initial Contributed Assets:

Cash	$250,000,000
Lehi Property (pursuant to entry into the Lehi Lease (which is treated as a transfer of property for federal income tax purposes as described in the Lehi Lease) and delivery of the Lehi Bill of Conveyance and all rights of Micron under express or implied warranties or indemnities from third parties with respect to the Lehi Property)
Value $****
Prepaid Rent on MTV Lease, as follows:
On the Effective Date	Value $****
Thereafter	Value $****
Boise Supply Agreement Prepay	Value $****
Total Micron Initial Capital Contribution (deemed to be contributed to the Joint Venture Company in full as of the Effective Date)	Value $1,245,000,000

Appendix D-2
Second Amended and Restated Operating Agreement
101122159.10

ATTACHMENT D-1
FORM OF
INITIAL CONTRIBUTION NOTE
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THIS NOTE HAS BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF THE HOLDER THAT IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION THEREOF. THIS NOTE MAY NOT BE TRANSFERRED OR RESOLD.

INTEL CORPORATION

PROMISSORY NOTE

No.: [•]
Principal Amount: $[•]	Location: [•]
Date of Issuance: [•]
FOR VALUE RECEIVED, Intel Corporation, a Delaware corporation (“Intel”), promises to pay to IM Flash Technologies, LLC, a Delaware limited liability company (the “Joint Venture Company”), the principal sum of [•] Dollars ($[•]) in accordance with Section 2 of this Promissory Note (this “Note”).
This Note is delivered as a Capital Contribution to the Joint Venture Company pursuant to Section 2.1(A) of the Limited Liability Company Operating Agreement, dated January 6, 2006, of the Joint Venture Company (the “Operating Agreement”) and is issued under and subject to the terms, provisions and conditions of the Operating Agreement. Capitalized terms used in this Note and not defined shall have the meanings set forth in the Operating Agreement.
1.    TERM.
(a)    This Note shall remain outstanding until the payment of the entire principal balance of this Note (such unpaid principal balance at any given time is referred to as the “Outstanding Balance”).
2.    PAYMENTS.
Payments of the Outstanding Balance shall become due and payable by Intel to the Joint Venture Company (a) in whole or in part on the tenth Business Day following written notice by the Chief Financial Officer of the Joint Venture Company sent to Intel that such amounts are necessary for the operation of the Joint Venture Company in accordance with the then-effective Approved Business Plan; and (b) in whole upon the liquidation of the Joint Venture Company in accordance with Article 14 of the Operating Agreement.

Attachment D-1-1
Second Amended and Restated Operating Agreement
101122159.10

3.    MISCELLANEOUS.
3.1    This Note shall be construed and enforced in accordance with and governed by the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.
3.2    The titles, captions and headings of this Note are provided for convenience of reference only and shall not be deemed to constitute a part of this Note. Unless otherwise specifically stated, all references herein to “sections” and “appendices” will mean “sections” and “appendices” to this Note.
3.3    All notices to the Joint Venture Company shall be sent addressed to the Authorized Officers at the Joint Venture Company's principal place of business. All notices to Intel shall be addressed to Intel at the address as may be specified by Intel from time to time in a notice to the Joint Venture Company. Notwithstanding the foregoing, the initial notice addresses for the Joint Venture Company and Intel are set forth below. All notices are effective the next day, if sent by recognized overnight courier or facsimile, or five (5) days after deposit in the United States mail, postage prepaid, properly addressed and return receipt requested.

To the Joint Venture Company:	To Intel:
IM Flash Technologies, LLC **** ****	**** **** ****

Fax Number: ****	Fax Number: ****

3.4    This Note may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
3.5    Should any provision of this Note be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Note shall remain in full force in all other respects and the parties hereto shall negotiate in good faith appropriate modifications to this Note that most nearly effects the parties' intent in entering into this Note.
3.6    Intel hereby waives presentment, demand, protest, notice of dishonor, diligence and all other notices, any release or discharge arising from any extension of time, discharge of a prior party, release of any or all of any security given from time to time for this Note, or other cause of release or discharge other than actual payment in full hereof.
3.7    It is expressly agreed that if this Note is referred to an attorney or if suit is brought to collect or interpret this Note or any part hereof or to enforce or protect any rights conferred upon the Joint Venture

Attachment D-1-2
Second Amended and Restated Operating Agreement
101122159.10

Company by this Note or any other document evidencing this Note, then Intel promises and agrees to pay all costs, including attorneys' fees, incurred by the Joint Venture Company.
3.8    In the event of any conflict between the provisions of the Operating Agreement and this Note, the provisions of the Operating Agreement shall control.

Attachment D-1-3
Second Amended and Restated Operating Agreement
101122159.10

IN WITNESS WHEREOF, Intel has executed this Note as of the date first above written.

INTEL CORPORATION

By:

Name:

Title:

ACKNOWLEDGED AND ACCEPTED:

IM FLASH TECHNOLOGIES, LLC

By:

Name:

Title:

SIGNATURE PAGE TO
PROMISSORY NOTE
ISSUED BY INTEL CORPORATION
TO IM FLASH TECHNOLOGIES, LLC

Attachment D-1-4
Second Amended and Restated Operating Agreement
101122159.10

APPENDIX E
CURRENT CAPITAL CONTRIBUTION BALANCES, COMMITTED CAPITAL, INTERESTS, MEMBER DEBT FINANCING AMOUNTS AND AGGREGATE DISTRIBUTIONS
Capital Contributions Balances

Micron	Intel	Total
$2,335,006,347	$2,243,492,471	$4,578,498,818

The following reflects Capital Contributions made but not yet reflected in the calculation of such Member's Sharing Interest.

Date	Micron	Intel
N/A	None	None

Committed Capital

Micron	Intel	Total
$2,335,006,347	$2,243,492,471	$4,578,498,818

Percentage Interests

Micron	Intel
51%	49%

Appendix E-1
Second Amended and Restated Operating Agreement
101122159.10

Economic Interests

Micron	Intel
51%	49%

Sharing Interests

Micron	Intel
51%	49%

Member Debt Financing Owed to Each Member

Micron	Intel
None	None

Amount of Distributions Made to Each Member

Micron	Intel
$1,505,805,336	$1,446,809,147

Appendix E-2
Second Amended and Restated Operating Agreement
101122159.10

APPENDIX F
MANUFACTURING COMMITTEE

Manufacturing Committee Charter

Reference is hereby made to that certain Second Amended and Restated Operating Agreement of IM Flash Technologies, LLC, dated April 6, 2012 (the “Operating Agreement”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in Appendix A to the Operating Agreement.
A Manufacturing Committee and Planning Subcommittee are formed by the Members to perform certain consultative functions in relation to, and to formulate recommendations for the coordination of production at, the Joint Venture Company, as more particularly set forth herein.
A.    Purpose and Functions of the Manufacturing Committee.
The primary purpose of the Manufacturing Committee is to review certain proposed plans and actions and to formulate recommendations for the coordination of production of the Joint Venture Company as specified herein. In addition, the Manufacturing Committee shall consult with the Members concerning Product roadmap and loading and output strategies. The Manufacturing Committee's functions shall include:
1.    review and consultation with the Members and the Board of Managers concerning the performance and projected performance of the Joint Venture Company against the Operating Plan and Performance Criteria (as defined in the Supply Agreements) as needed, but no less frequently than quarterly;
2.    review and consultation with the Members and the Board of Managers concerning proposed adjustments to the forecasted cost of NAND Conforming Wafers and Designated Technology Memory Wafers and the projected production forecast, in each case, as specified in the Approved Business Plan;
3.    review and consultation with the Members and the Board of Managers concerning the Joint Venture Company's monthly updates and reports of performance compared to the Operating Plan (including the Manufacturing Plan) and performance compared to the ramp plan;
4.    review and consultation with the Members and the Board of Managers concerning the Joint Venture Company's quarterly update of the Operating Plan and the Joint Venture Company's Proposed Loading Plan (as defined in the Supply Agreements);
5.    review and consultation with the Members and the Board of Managers concerning the proposed Operating Plan (annually), including but not limited to the Joint Venture Company's proposed operating and capital expenditure plan;

Appendix F-1
Second Amended and Restated Operating Agreement
101122159.10

6.    review and consultation with the Members and the Board of Managers concerning the Operating Plan and the Business Plan, including the financial statement projections, Capital Contributions, distributions, capital expenditure roadmap, any modifications to the capital expenditure roadmap and potential tradeoffs among costs, technology and total capital deployed;
7.    review and consultation with the Members and the Board of Managers concerning the Joint Venture Company's proposals for project related services and secondment;
8.    serve as an advice forum on best known methods regarding manufacturing process and operations, with the goal of improved production performance and ramp issue resolution;
9.    review the reports, analyses, summaries and recommendations of the Planning Subcommittee and perform such other duties with respect to the Planning Subcommittee as specified herein; and
10.    such other functions as the Joint Venture Company and the Members may specify by written consent.
B.    Membership and Procedure.

1.	Membership on Manufacturing Committee.
a.    Number and Appointment of Manufacturing Committee Members. The Manufacturing Committee shall have an even number of voting members up to a total of eight (8), or such other number as the Members may specify by written consent, and, in addition, non-voting members consisting of the members of the Planning Subcommittee designated from time to time in accordance with Section D.1.a. of this Manufacturing Committee Charter. The voting members shall be the Intel Executive Officer and the Micron Executive Officer, with the remaining voting members being appointed one-half by Micron and one-half by Intel. Unless the Members otherwise specify, the voting members of the Manufacturing Committee appointed by each Member may include:
1.    a planning manager having factory tactical planning, loading and scheduling experience, including logistics;
2.    a manufacturing finance officer, a director or a business officer;
3.    a director with manufacturing, strategic factory capacity, materials, purchasing and demand planning experience; or
4.    any other person having experience in a field determined relevant to the purpose of the Manufacturing Committee by the Members.
The qualifications of any individual appointed by Intel or Micron to serve on the Manufacturing Committee shall be determined in the discretion of Intel or Micron, respectively. As of the date hereof, (i) the Intel Executive Officer is Keyvan Esfarjani, (ii) the Micron Executive Officer is Rod Morgan, (iii) the additional voting members appointed by Intel are Ellen Doller, Dave Dixon and John Bonini, and (iv) the additional voting members appointed by Micron are Brian Shields, Rob McKenzie and Gianluca Romano.

Appendix F-2
Second Amended and Restated Operating Agreement
101122159.10

b.    Removal and Vacancies. Each Member shall also have the right, in its sole discretion, to remove any member of the Manufacturing Committee appointed by such Member at any time by delivery of written notice to the other Member. Any vacancy on the Manufacturing Committee for any reason (including as a result of the death, resignation, retirement or removal pursuant to this Section of a member of the Manufacturing Committee) may be filled by the Member that appointed such member of the Manufacturing Committee. Unless a member of the Manufacturing Committee resigns, dies, retires or is removed in accordance with this Section, he or she shall hold office until a successor shall have been duly appointed by the appointing Member.
2.    Additional Attendees at Manufacturing Committee Meetings. The Chief Financial Officer and the planning manager at the Joint Venture Company may attend meetings of the Manufacturing Committee, but shall not be deemed members of the Manufacturing Committee. In addition, the Chairman (as defined below) or the acting chair at any meeting may permit any person to attend a meeting of the Manufacturing Committee in a non-voting capacity if the Chairman (or the acting chair at such meeting, if applicable) believes such person's attendance would support the objectives of such meeting. Further, with the consent of the Chairman or the acting chair at any meeting, if applicable (such consent not to be unreasonably withheld), any member of the Manufacturing Committee may invite any person to attend a meeting of the Manufacturing Committee in a non-voting capacity if such member of the Manufacturing Committee believes such person's attendance would support the objectives of such meeting.
3.    Chairman of the Manufacturing Committee. Intel and Micron acting together shall annually appoint the Intel Executive Officer or Micron Executive Officer or any other person on a rotating basis to serve as the chairman of the Manufacturing Committee (the “Chairman”). The Chairman shall preside at all meetings of the Manufacturing Committee and shall have such other duties and responsibilities as may be assigned to him or her by the Manufacturing Committee. The Chairman may delegate to the other executive officer authority to chair any meeting, either on a temporary or a permanent basis. The Chairman shall determine the agenda of each meeting of the Manufacturing Committee, but the other executive officer and any member of the Manufacturing Committee shall have the right to request that additional items be included in the agenda for any meeting and such items shall be included in the agenda and presented for discussion. The Chairman shall not have the power to end discussion on an agenda item, unless termination of the discussion is agreed to by a majority of the voting Committee members present at the meeting.
4.    Meetings of the Manufacturing Committee; Quorum; Proxy; Voting. The Manufacturing Committee shall hold meetings at least once per calendar quarter at such times and at such locations as the Manufacturing Committee may establish. The presence of the Intel Executive Officer, the Micron Executive Officer and at least 50% of the voting members of the Manufacturing Committee appointed by each of Intel and Micron, in person or by telephone conference or by other means of communications acceptable to the Manufacturing Committee, shall be necessary and sufficient to constitute a quorum for the purpose of taking action at any meeting of the Manufacturing Committee. If a member of the Manufacturing Committee is not able to attend any meeting of the Manufacturing Committee, the Member who designated such member of the Manufacturing Committee may with notice to the Manufacturing Committee (which may be delivered at the applicable Manufacturing Committee meeting) designate a proxy to attend such meeting on behalf of the member of the Manufacturing Committee that is unable to attend, and such proxy will be counted toward the quorum requirement and will have the right to vote in the place of such absent member of the Manufacturing Committee as if the proxy was the member of the Manufacturing Committee. No action taken by the Manufacturing Committee at any meeting shall

Appendix F-3
Second Amended and Restated Operating Agreement
101122159.10

be valid unless the requisite quorum is present. An action of the Manufacturing Committee shall be effective only if approved by a majority of the voting members of the Manufacturing Committee or such members' proxies, if applicable, present at the meetings who were appointed by Intel and by a majority of the voting members of the Manufacturing Committee or such members' proxies, if applicable, present at the meetings who were appointed by Micron.
5.    Failure to Reach Agreement.
a.    If any Member determines that any matter described in Section A hereof has not been acted upon by the Manufacturing Committee with the result desired by such Member, then such Member may notify the other Member, and (i) a Dispute shall be deemed to have occurred with respect to such matter and (ii) the Manufacturing Committee shall proceed as specified in Section 17.3 of the Operating Agreement and as follows. Upon delivery of notice as described in the immediately preceding sentence, the Manufacturing Committee shall then have a ten (10) day period during which it shall hold at least one (1) additional meeting at which it shall make a good faith effort to resolve the Dispute. The additional meetings shall be held at the time and place agreed to by the members of the Manufacturing Committee, or if the members are unable to agree, at a time and place determined by the Chairman of the Manufacturing Committee, on at least two (2) days' written notice.
b.    If the Manufacturing Committee fails to resolve the Dispute during such ten (10) day period the matter shall then be resolved in accordance with Section 17.3 of the Operating Agreement.
6.    Notice; Waiver. The regular meetings of the Manufacturing Committee shall be held upon not less than five (5) Business Days' written notice. Additional meetings of the Manufacturing Committee shall be held (A) at such other times as may be determined by the Manufacturing Committee, (B) at the request of the Intel Executive Officer, the Micron Executive Officer or at least two (2) voting members of the Manufacturing Committee or (C) in accordance with Section B.5, following a failure by the Manufacturing Committee to adopt or reject a proposal for action presented to it. For purposes of this Section, notice may be provided via facsimile, e-mail or any other manner provided in Section 18.1 of the Operating Agreement, or telephonic notice to each member of the Manufacturing Committee (which notice shall be provided to the other members of the Manufacturing Committee by the requesting members of the Manufacturing Committee). The presence of any member of the Manufacturing Committee or such member's proxy at a meeting (including by means of telephone conference or other means of communications acceptable to the Manufacturing Committee) shall constitute a waiver of notice of the meeting with respect to such member of the Manufacturing Committee, unless such member of the Manufacturing Committee declares at the meeting that such member of the Manufacturing Committee objects to the notice as having been improperly given.

Appendix F-4
Second Amended and Restated Operating Agreement
101122159.10

7.    Action without a Meeting. On any matter that is to be approved by the Manufacturing Committee, the Manufacturing Committee may take such action without a meeting, without prior notice and without approval if a consent or consents in writing, setting forth the action so taken, shall be signed by the voting members of the Manufacturing Committee that would be necessary to authorize or take such action at a meeting at which all the voting members of the Manufacturing Committee were present and voted.
8.    Meetings by Telecommunications. Unless the Manufacturing Committee determines otherwise, members of the Manufacturing Committee shall have the right to participate in all meetings of the Manufacturing Committee by means of a telephone conference or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting.
9.    Compensation of Members of the Manufacturing Committee. The members of the Manufacturing Committee, in their capacity as such, shall not receive compensation. Each Member shall bear the costs and expenses incurred by its appointed members of the Manufacturing Committee (acting in their capacity as members of the Manufacturing Committee).
C.    Purpose and Functions of the Planning Subcommittee.
The primary purposes of the Planning Subcommittee are to review reports and analyses produced by the manufacturing planning personnel of the Joint Venture Company and formulate recommendations for the coordination of production of the Joint Venture Company to be submitted to the Manufacturing Committee for approval and action and to consult with the Manufacturing Committee and the Joint Venture Company. The Planning Subcommittee's functions shall include:
1.    collecting data from Intel, Micron and the Joint Venture Company;
2.    review and consultation with the Manufacturing Committee and the Joint Venture Company concerning the allocation of Products between the Members;
3.    develop and present recommendations to the Manufacturing Committee consistent with the objectives and functions of the Manufacturing Committee; and
4.    such other functions as the Manufacturing Committee may specify.

Appendix F-5
Second Amended and Restated Operating Agreement
101122159.10

D.    Membership and Procedure.
1.    Membership on Planning Subcommittee.
a.    Number and Appointment of Planning Subcommittee Members. The Planning Subcommittee shall consist of the following members: one (1) individual who is not a voting member of the Manufacturing Committee appointed by each of Micron and Intel (the “Member Representative”); and one (1) individual who is not a voting member of the Manufacturing Committee appointed together by Micron and Intel from the Joint Venture Company (the “JV Representative”). The qualifications of an individual appointed to serve on the Planning Subcommittee shall be determined in the discretion of the Member(s) appointing such individuals. As of the date hereof, Intel's Member Representative is Liza Stevens, Micron's Member Representative is Phil Romans and the JV Representative is Paul Whitlock.
b.    Removal and Vacancies. Each Member shall have the right, in its sole discretion, to remove its Member Representative at any time by delivery of written notice to the other Member. The JV Representative shall serve for a term of one calendar year and shall remain in office until removed by either Member following the expiration of his or her term or until removed by both Members his or her term. Any vacancy on the Planning Subcommittee for any reason (including as a result of the death, resignation, retirement or removal pursuant to this Section of any member of the Planning Subcommittee) shall be filled by the Member that appointed such member of the Planning Subcommittee; provided that if there is no JV Representative, then the vacancy must be filled by a new member appointed by both Members. Unless a member of the Planning Subcommittee resigns, dies, retires or is removed in accordance with this Section, he or she shall hold office until a successor shall have been duly appointed by the appointing Member(s).
2.    Additional Attendees at Planning Subcommittee Meetings. The Planning Subcommittee may establish rules with respect to the attendance at the Planning Subcommittee meetings of staff and other invitees, although any rules established by the Planning Subcommittee are subject to change by the Manufacturing Committee.
3.    Chairman of the Planning Subcommittee. Intel and Micron, acting together, shall jointly appoint one (1) individual to be the “chair” of the Planning Subcommittee (the “Subcommittee Chairman”). The Subcommittee Chairman shall serve for a term of one calendar year and shall remain in office until removed by either Member following the expiration of his or her term or until removed by both Members during his or her term. Any vacancy in the office of the Subcommittee Chairman for any reason (including as a result of the death, resignation, retirement or removal of the Subcommittee Chairman pursuant to this Section) shall be filled by an individual jointly appointed by the Members. The Subcommittee Chairman shall preside at all meetings of the Planning Subcommittee and shall have such other duties and responsibilities as may be assigned to him or her by the Planning Subcommittee. The Subcommittee Chairman may delegate to another individual appointed to the Planning Subcommittee authority to chair any meeting, either on a temporary or a permanent basis. The Subcommittee Chairman shall determine the agenda of each meeting of the Planning Subcommittee, but the Manufacturing Committee and any member of the Planning Subcommittee shall have the right to request that additional items be included in the agenda for any meeting and such items shall be included in the agenda and presented for discussion. The Subcommittee Chairman shall not have the power to end discussion on an agenda item, unless termination of the discussion is agreed to by a majority of the Planning Committee members present at the meeting.

Appendix F-6
Second Amended and Restated Operating Agreement
101122159.10

4.    Voting. With respect to any matters to be voted upon by the Planning Subcommittee, each of the Member Representatives shall have one (1) vote, and the JV Representative shall not have a vote.
5.    Failure to Reach Agreement. If the Planning Subcommittee cannot reach a determination with respect to any matter before the Planning Subcommittee, any member of the Planning Subcommittee may notify the Manufacturing Committee, and the Manufacturing Committee shall address such matter at its next scheduled meeting or, at the election of the Chairman, a meeting specifically called to address such matter.
6.    Compensation of Members of the Planning Subcommittee. The members of the Planning Subcommittee, in their capacity as such, shall not receive compensation. Each Member shall bear the costs and expenses incurred by its Member Representative, and the Joint Venture Company shall bear the costs and expenses incurred by the JV Representative.

Appendix F-7
Second Amended and Restated Operating Agreement
101122159.10

SCHEDULE 1
IM FLASH TECHNOLOGIES, LLC
INSURANCE

1.
Property Insurance: All risk property insurance, including earth movement and flood insurance, insuring against physical damage on a replacement basis for assets, and insuring against resultant business interruption from physical damage on an actual-loss sustained basis. Property insurance limit of not less than $250 million for earth movement and flood loss, and not less than $500 million other covered loss.

2.	Liability Insurance:

•
Commercial general liability insurance coverage for bodily injury and property damage liability, with a limit of not less than $50 million for each loss occurrence and not less than $50 million in annual aggregate coverage.

•
Automobile liability coverage for bodily injury and property damage liability with a limit of not less than $10 million for each loss occurrence and not less than $10 million in annual aggregate coverage, for owned, hired, and non-owned automobiles.

3.
Workers Compensation & Employers Liability: Statutory workers compensation coverage for employees of the Joint Venture Company and its Subsidiaries, including employers' liability coverage with a limit of not less than $10 million for each loss occurrence and $10 million in annual aggregate coverage.

Schedule 1-1
Second Amended and Restated Operating Agreement
101122159.10

SCHEDULE 2
****

Schedule 2-1
Second Amended and Restated Operating Agreement
101122159.10

SCHEDULE 3
ILLUSTRATIVE DETERMINATION OF INTEREST RATE

•	Step 1: Use **** (or the successor **** (if any) to ****) on a ****:
****

•	Step 2: Under **** input:

o	**** for ****

o	**** for ****

•	Step 3: Select ****.

•	Step 4: **** until the following **** is reached:
****

•	Step 5: As **** is assumed to be **** solely for purposes of the illustrative example contained in this Schedule 3, which **** is ****:

o	****

Schedule 3-1
Second Amended and Restated Operating Agreement
101122159.10

SCHEDULE 4
CERTAIN **** AND ****

****
	****	****
1	****	****
2	****	****
3	****	****
4	****	****
5	****	****
6	****	****
7	****	****
8	****	****
9	****	****
10	****	****
11	****	****
12	****	****

In addition to the **** and **** set forth above on this Schedule 4, this Schedule 4 shall be deemed to include **** or **** that is **** prior to the date of this Agreement.

Schedule 4-1
Second Amended and Restated Operating Agreement
101122159.10

EXHIBIT A
FORM OF
OPTIONAL **** NOTE
NEITHER THIS NOTE NOR ANY INTEREST IN THE JOINT VENTURE COMPANY (AS DEFINED BELOW) THAT MAY BE ACQUIRED UPON CONVERSION OF THIS NOTE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THIS NOTE HAS BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF THE HOLDER THAT IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION THEREOF. THIS NOTE AND ANY INTEREST IN THE JOINT VENTURE COMPANY ACQUIRED UPON CONVERSION OF THIS NOTE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD UNLESS PERMITTED UNDER ARTICLE 13 OR SECTION 12.2 OR 12.4 OF THE SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT, DATED APRIL 6, 2012, OF THE JOINT VENTURE COMPANY AND THEN ONLY PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.
IM FLASH TECHNOLOGIES, LLC
REDEEMABLE NOTE

No.: [•]
Principal Amount: $[•]	Location: [•]
Date of Issuance: [•]	Maturity Date: [•]
FOR VALUE RECEIVED, IM Flash Technologies, LLC, a Delaware limited liability company (the “Joint Venture Company”), promises to pay to [•], a Delaware corporation (the “Funding Member”), or such Wholly-Owned Subsidiary of the Funding Member as the Funding Member may designate, the principal sum of [•] Dollars ($[•]) and to pay interest on the outstanding principal of this Convertible Promissory Note (this “Note”), in accordance with Section 2 of this Note.
This Note is delivered in exchange for Member Debt Financing received from the Funding Member pursuant to Section 3.1 of the Second Amended and Restated Limited Liability Company Operating Agreement, dated April 6, 2012, of the Joint Venture Company (the “Operating Agreement”) and is issued under and subject to the terms, provisions and conditions of the Operating Agreement. Reference is hereby made to the Operating Agreement for a full statement of the respective rights, limitations of rights and duties of the Joint Venture Company, the Funding Member and [•], a Delaware corporation (the “Non-Funding Member”) and the terms under which this Note is issued and delivered. Capitalized terms used in this Note and not defined shall have the meanings set forth in the Operating Agreement. This Note may be one of a series of Notes issued pursuant to Section 3.1 of the Operating Agreement. This Note is [an Optional **** Shortfall Note] [an Optional **** Equalization Note].

Exhibit A-1
Second Amended and Restated Operating Agreement
101122159.10

1.    TERM. (a) This Note will mature on the Liquidation Date.
(b)    Subject to Section 4 below, upon the date of the first distribution under Section 14.5(C) of the Operating Agreement, the Outstanding Balance, plus all accrued and unpaid interest thereon, shall become due.
2.    INTEREST. [Optional **** Equalization Note: ****.]
[Optional **** Shortfall Note: As provided in the Operating Agreement, interest on the unpaid principal balance of this Note (such unpaid principal balance at any given time is referred to as the “Outstanding Balance”) will accrue at **** (as reported in the ****), as in effect on the issue date of this Note and adjusted every ****, per annum, compounded quarterly, calculated on the basis of a 360 day year and actual days elapsed.
All payments received shall be applied first against costs of collection and enforcement (if any), then against accrued and unpaid interest, and then against principal.]
3.    PREPAYMENT. The Joint Venture Company shall prepay, without premium or penalty, this Note if, as and to the extent required by the Operating Agreement, but only upon written notice executed by the chief executive officer of the holder of this Note.
4.    CONVERSION.
(a)    At any time, and from time to time, the Funding Member may, at its election, transfer to the Joint Venture Company as a Capital Contribution all or a portion of the Outstanding Balance plus all accrued and unpaid interest thereon and such amount shall be added to the Capital Contribution Balance of the Funding Member (a “Conversion”).
(b)    If the Outstanding Balance plus all accrued and unpaid interest thereon shall become due as set forth in Section 1(b) above, (i) the Funding Member may elect to make a Conversion in full, but not in part, of the Outstanding Balance plus all accrued and unpaid interest thereon or (ii) if the Funding Member does not so elect, a Conversion of the Outstanding Balance plus all accrued and unpaid interest thereon (in full, but not in part) may be effected in accordance with Section 14.5(B) of the Operating Agreement.
(c)    Upon the occurrence of an Event of Default under Section 5 below, the Funding Member may, in addition to the remedies set forth in Section 6 below, elect to make a Conversion.
5.    DEFAULT. The occurrence of any one or more of the following events, acts or occurrences shall constitute an event of default (each an “Event of Default”):
(a)    failure by the Joint Venture Company to pay any principal of or interest on this Note as and when required by the Operating Agreement or the terms hereof; and

Exhibit A-2
Second Amended and Restated Operating Agreement
101122159.10

(b)    (i) the entry of a decree or order for relief of the Joint Venture Company by a court of competent jurisdiction in any involuntary case involving the Joint Venture Company under any bankruptcy, insolvency or other similar law now or hereafter in effect; (ii) the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar agent for the Joint Venture Company or for any substantial part of the Joint Venture Company's assets or property; (iii) the ordering of the winding up or liquidation of the Joint Venture Company's affairs; (iv) the filing with respect to the Joint Venture Company of a petition in any such involuntary bankruptcy case, which petition remains undismissed for a period of sixty (60) days or which is dismissed or suspended pursuant to Section 305 of the Federal Bankruptcy Code (or any corresponding provision of any future United States bankruptcy law); (v) the commencement by the Joint Venture Company of a voluntary case under any bankruptcy, insolvency or other similar law now or hereafter in effect; (vi) the consent by the Joint Venture Company to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar agent for the Joint Venture Company or for any substantial part of the Joint Venture Company's assets or property; or (vii) the making by the Joint Venture Company of any general assignment for the benefit of creditors.
6.    REMEDIES. If an Event of Default occurs, the Funding Member may, at its election, (a) elect to make a Conversion in accordance with Section 4 above, (b) accelerate repayment of the Outstanding Balance, in which case the Outstanding Balance plus all accrued and unpaid interest thereon shall be due and payable immediately, and (c) pursue a claim for payment of the amounts required to be paid under the Operating Agreement or this Note.
7.    MISCELLANEOUS.
7.1    This Note shall be construed and enforced in accordance with and governed by the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.
7.2    The titles, captions and headings of this Note are provided for convenience of reference only and shall not be deemed to constitute a part of this Note. Unless otherwise specifically stated, all references herein to “sections” and “appendices” will mean “sections” and “appendices” to this Note.
7.3    All notices to the Joint Venture Company shall be sent addressed to the Authorized Officers at the Joint Venture Company's principal place of business. All notices to the Funding Member or the Non-Funding Member shall be sent addressed to such Member at the address as may be specified by Members from time to time in a notice to the Joint Venture Company. Notwithstanding the foregoing, the initial notice addresses for the Joint Venture Company and the Members are set forth below. All notices are effective the next day, if sent by recognized overnight courier or facsimile, or five (5) days after deposit in the United States mail, postage prepaid, properly addressed and return receipt requested.

Exhibit A-3
Second Amended and Restated Operating Agreement
101122159.10

To the Joint Venture Company:	To the Funding Member:
[•]	[•]
[•]	[•]
[•]	[•]
[•]	[•]

Fax Number: [•]	Fax Number: [•]

7.4    No delay or omission to exercise any right, power or remedy accruing to the Funding Member, upon any breach or default of the Joint Venture Company under this Note, shall impair any such right, power or remedy of the Funding Member nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring or any waiver of any other breach or default theretofore or thereafter occurring. The acceptance at any time by the Funding Member of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable. Any waiver, permit, consent or approval of any kind or character on the part of the Funding Member of any breach or default under this Note or any waiver on the part of the Funding Member of any provisions or conditions of this Note, must be in writing and shall be effective only to the extent specifically set forth in such writing. All other remedies provided for in this Note shall be exclusive and shall be in lieu of any other remedies that the Funding Member may have in respect of this Note, at law or in equity.
7.5    This Note may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
7.6    Should any provision of this Note be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Note shall remain in full force in all other respects and the parties hereto shall negotiate in good faith appropriate modifications to this Note that most nearly effects the parties' intent in entering into this Note.
7.7    The Joint Venture Company hereby waives presentment, demand, protest, notice of dishonor, diligence and all other notices, any release or discharge arising from any extension of time, discharge of a prior party, release of any or all of any security given from time to time for this Note, or other cause of release or discharge other than actual payment in full hereof.
7.8    The Funding Member shall not be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the Funding Member and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.
7.9    Time is of the essence hereof.

Exhibit A-4
Second Amended and Restated Operating Agreement
101122159.10

7.10    It is expressly agreed that if this Note is referred to an attorney or if suit is brought to collect or interpret this Note or any part hereof or to enforce or protect any rights conferred upon the Funding Member by this Note or any other document evidencing this Note, then the Joint Venture Company promises and agrees to pay all costs, including attorneys' fees, incurred by the Funding Member.
7.11    If any provisions of this Note would require the Joint Venture Company to pay interest hereon at a rate exceeding the highest rate allowed by applicable law, the Joint Venture Company shall instead pay interest under this Note at the highest rate permitted by applicable law.
7.12    In the event of any conflict between the provisions of the Operating Agreement and this Note, the provisions of the Operating Agreement shall control.

Exhibit A-5
Second Amended and Restated Operating Agreement
101122159.10

IN WITNESS WHEREOF, the Joint Venture Company has executed this Note as of the date first above written.

IM FLASH TECHNOLOGIES, LLC

By:

Name:

Title:

ACKNOWLEDGED AND ACCEPTED:

[•], the Funding Member

By:

Name:

Title:

SIGNATURE PAGE TO
PROMISSORY NOTE
ISSUED BY IM FLASH TECHNOLOGIES
TO [•]

Exhibit A-6
Second Amended and Restated Operating Agreement
101122159.10

EXHIBIT B
FORM OF
OTHER OPTIONAL NOTE
NEITHER THIS NOTE NOR ANY INTEREST IN THE JOINT VENTURE COMPANY (AS DEFINED BELOW) THAT MAY BE ACQUIRED UPON CONVERSION OF THIS NOTE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THIS NOTE HAS BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF THE HOLDER THAT IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION THEREOF. THIS NOTE AND ANY INTEREST IN THE JOINT VENTURE COMPANY ACQUIRED UPON CONVERSION OF THIS NOTE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD UNLESS PERMITTED UNDER ARTICLE 13 OR SECTION 12.2 OR 12.4 OF THE SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT, DATED APRIL 6, 2012, OF THE JOINT VENTURE COMPANY AND THEN ONLY PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.
IM FLASH TECHNOLOGIES, LLC
REDEEMABLE NOTE

No.: [•]
Principal Amount: $[•]	Location: [•]
Date of Issuance: [•]	Maturity Date: [•]
FOR VALUE RECEIVED, IM Flash Technologies, LLC, a Delaware limited liability company (the “Joint Venture Company”), promises to pay to [•], a Delaware corporation (the “Funding Member”), or such Wholly-Owned Subsidiary of the Funding Member as the Funding Member may designate, the principal sum of [•] Dollars ($[•]) of this Convertible Promissory Note (this “Note”).
This Note is delivered in exchange for Member Debt Financing received from the Funding Member pursuant to Section 3.2 of the Second Amended and Restated Limited Liability Company Operating Agreement, dated April 6, 2012, of the Joint Venture Company (the “Operating Agreement”) and is issued under and subject to the terms, provisions and conditions of the Operating Agreement. Reference is hereby made to the Operating Agreement for a full statement of the respective rights, limitations of rights and duties of the Joint Venture Company, the Funding Member and [•], a Delaware corporation (the “Non-Funding Member”) and the terms under which this Note is issued and delivered. Capitalized terms used in this Note and not defined shall have the meanings set forth in the Operating Agreement. This Note may be one of a series of Notes issued pursuant to Section 3.2 of the Operating Agreement. This Note is an Other Optional Shortfall Note.

Exhibit B-1
Second Amended and Restated Operating Agreement
101122159.10

1.    TERM. This Note will mature on the Liquidation Date.
2.    INTEREST. ****.
3.    PREPAYMENT. The Joint Venture Company shall prepay, without premium or penalty, this Note if, as and to the extent required by the Operating Agreement, but only upon written notice executed by the chief executive officer of the holder of this Note.
4.    CONVERSION.
(a)    At any time, and from time to time, the Funding Member may, at its election, transfer to the Joint Venture Company as a Capital Contribution all or a portion of the Outstanding Balance thereon and such amount shall be added to the Capital Contribution Balance of the Funding Member (a “Conversion”).
(b)    Upon the occurrence of an Event of Default under Section 5 below, the Funding Member may, in addition to the remedies set forth in Section 6 below, elect to make a Conversion.
5.    DEFAULT. The occurrence of any one or more of the following events, acts or occurrences shall constitute an event of default (each an “Event of Default”):
(a)    failure by the Joint Venture Company to pay any principal of this Note as and when required by the Operating Agreement or the terms hereof; and
(b)    (i) the entry of a decree or order for relief of the Joint Venture Company by a court of competent jurisdiction in any involuntary case involving the Joint Venture Company under any bankruptcy, insolvency or other similar law now or hereafter in effect; (ii) the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar agent for the Joint Venture Company or for any substantial part of the Joint Venture Company's assets or property; (iii) the ordering of the winding up or liquidation of the Joint Venture Company's affairs; (iv) the filing with respect to the Joint Venture Company of a petition in any such involuntary bankruptcy case, which petition remains undismissed for a period of sixty (60) days or which is dismissed or suspended pursuant to Section 305 of the Federal Bankruptcy Code (or any corresponding provision of any future United States bankruptcy law); (v) the commencement by the Joint Venture Company of a voluntary case under any bankruptcy, insolvency or other similar law now or hereafter in effect; (vi) the consent by the Joint Venture Company to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar agent for the Joint Venture Company or for any substantial part of the Joint Venture Company's assets or property; or (vii) the making by the Joint Venture Company of any general assignment for the benefit of creditors.

Exhibit B-2
Second Amended and Restated Operating Agreement
101122159.10

6.    REMEDIES. If an Event of Default occurs, the Funding Member may, at its election, (a) elect to make a Conversion in accordance with Section 4 above, (b) accelerate repayment of the Outstanding Balance, in which case the Outstanding Balance shall be due and payable immediately, and (c) pursue a claim for payment of the amounts required to be paid under the Operating Agreement or this Note.
7.    MISCELLANEOUS.
7.1    This Note shall be construed and enforced in accordance with and governed by the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.
7.2    The titles, captions and headings of this Note are provided for convenience of reference only and shall not be deemed to constitute a part of this Note. Unless otherwise specifically stated, all references herein to “sections” and “appendices” will mean “sections” and “appendices” to this Note.
7.3    All notices to the Joint Venture Company shall be sent addressed to the Authorized Officers at the Joint Venture Company's principal place of business. All notices to the Funding Member or the Non-Funding Member shall be sent addressed to such Member at the address as may be specified by Members from time to time in a notice to the Joint Venture Company. Notwithstanding the foregoing, the initial notice addresses for the Joint Venture Company and the Members are set forth below. All notices are effective the next day, if sent by recognized overnight courier or facsimile, or five (5) days after deposit in the United States mail, postage prepaid, properly addressed and return receipt requested.

To the Joint Venture Company:	To the Funding Member:
[•]	[•]
[•]	[•]
[•]	[•]
[•]	[•]

Fax Number: [•]	Fax Number: [•]

7.4    No delay or omission to exercise any right, power or remedy accruing to the Funding Member, upon any breach or default of the Joint Venture Company under this Note, shall impair any such right, power or remedy of the Funding Member nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring or any waiver of any other breach or default theretofore or thereafter occurring. The acceptance at any time by the Funding Member of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable. Any waiver, permit, consent or approval of any kind or character on the part of the Funding Member of any breach or default under this Note or any waiver on the part of the Funding Member of any provisions or conditions of this Note, must be in writing and shall be effective only to the extent specifically set forth in such writing. All other remedies provided for in this Note shall be exclusive and shall be in lieu of any other remedies that the Funding Member may have in respect of this Note, at law or in equity.

Exhibit B-3
Second Amended and Restated Operating Agreement
101122159.10

7.5    This Note may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
7.6    Should any provision of this Note be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Note shall remain in full force in all other respects and the parties hereto shall negotiate in good faith appropriate modifications to this Note that most nearly effects the parties' intent in entering into this Note.
7.7    The Joint Venture Company hereby waives presentment, demand, protest, notice of dishonor, diligence and all other notices, any release or discharge arising from any extension of time, discharge of a prior party, release of any or all of any security given from time to time for this Note, or other cause of release or discharge other than actual payment in full hereof.
7.8    The Funding Member shall not be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the Funding Member and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.
7.9    Time is of the essence hereof.
7.10    It is expressly agreed that if this Note is referred to an attorney or if suit is brought to collect or interpret this Note or any part hereof or to enforce or protect any rights conferred upon the Funding Member by this Note or any other document evidencing this Note, then the Joint Venture Company promises and agrees to pay all costs, including attorneys' fees, incurred by the Funding Member.
7.11    If any provisions of this Note would require the Joint Venture Company to pay interest hereon at a rate exceeding the highest rate allowed by applicable law, the Joint Venture Company shall instead pay interest under this Note at the highest rate permitted by applicable law.
7.12    In the event of any conflict between the provisions of the Operating Agreement and this Note, the provisions of the Operating Agreement shall control.

Exhibit B-4
Second Amended and Restated Operating Agreement
101122159.10

IN WITNESS WHEREOF, the Joint Venture Company has executed this Note as of the date first above written.

IM FLASH TECHNOLOGIES, LLC

By:

Name:

Title:

ACKNOWLEDGED AND ACCEPTED:

[•], the Funding Member

By:

Name:

Title:

SIGNATURE PAGE TO
PROMISSORY NOTE
ISSUED BY IM FLASH TECHNOLOGIES
TO [•]

Exhibit B-5
Second Amended and Restated Operating Agreement
101122159.10

EXHIBIT C

FORM OF
PUT PROMISSORY NOTE

THIS SENIOR [UNSECURED] PUT PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO THIS SENIOR [UNSECURED] PUT PROMISSORY NOTE HAS BECOME EFFECTIVE OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.
MICRON TECHNOLOGY, INC.
SENIOR [UNSECURED]1 PUT PROMISSORY NOTE

No.: 1
Principal Amount: $[•][2]	Location: Boise, Idaho
Date of Issuance: [•]	Maturity Date: [•][3]
FOR VALUE RECEIVED, Micron Technology, Inc., a Delaware corporation (the “Maker”), promises to pay to the order of Intel Corporation, a Delaware corporation (the “Holder”), the principal sum of [•] Dollars ($[•]) and to pay interest on the outstanding principal of this Senior [Unsecured] Put Promissory Note (this “Note”), in accordance with the terms of this Note.
This Note is delivered pursuant to Section 13.1 of that certain Second Amended and Restated Limited Liability Company Operating Agreement of IM Flash Technologies, LLC, dated as of April 6, 2012, between the Maker and the Holder (the “Agreement”). Capitalized terms used in this Note and not otherwise defined herein shall have the respective meanings set forth in the Agreement.
1.    INTEREST. Interest will accrue on the unpaid principal balance of this Note (such unpaid principal balance at any given time is referred to as the “Outstanding Balance”), from and including the Date of Issuance until the date paid in full, at a rate equal to [•]%4, calculated on the basis of a 360 day year consisting of 12 thirty day months. Interest shall be due and payable quarterly in arrears on each March 31, June 30, September 30 and December 31 (and if any such date is not a Business Day, on the next succeeding Business Day) (each, a “Payment Date”) from the Date of Issuance until the date paid in full. All payments received shall be applied first, to accrued and unpaid interest, and second, to principal.
______________________________
1All bracketed references to “Unsecured” shall be removed from this Note and replaced with references to “Secured” in the event that the Maker is required to secure its obligations hereunder with collateral pursuant to Section 13.1 of the Agreement.
2The Principal Amount shall be determined pursuant to Section 13.1 of the Agreement.
3The Maturity Date shall be determined pursuant to Section 13.1 of the Agreement.
4The rate of interest shall be determined pursuant to Section 13.1 of the Agreement.

Exhibit C-1
Second Amended and Restated Operating Agreement
101122159.10

2.    PAYMENT.
(a)    Except to the extent required to be repaid earlier under the terms of this Note, the Outstanding Balance and all accrued and unpaid interest shall be due and payable on the Maturity Date.
(b)    This Note may be paid in advance of the Maturity Date in whole or in part at any time or from time to time without penalty or premium.
(c)    Payments of principal and interest shall be made by wire transfer to the Holder's account designated in Section 9.3 or such other account as the Holder shall designate in writing to the Maker from time to time.
3.    DEFAULT. The occurrence of any one or more of the following events, acts or occurrences shall constitute an event of default (each an “Event of Default”):
(a)    any failure by the Maker to make any payment of principal when due;
(b)    any failure by the Maker to pay any interest on this Note within thirty (30) days after the due date of the same;
(c)    any failure by the Maker to comply with the provisions of Section 8 of this Note;
(d)    any failure by the Maker to comply with any of its other covenants or agreements in this Note, or any breach of any of the Maker's representations and warranties in this Note, which Default by the Maker is not cured within 60 days after the Maker receives a notice of such Default from the Holder;
(e)    (i) the entry of a decree or order for relief of the Maker, or the adjudication of the Maker as insolvent or bankrupt, by a court of competent jurisdiction in any involuntary case involving the Maker under any bankruptcy, insolvency or other similar law now or hereafter in effect; (ii) the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar agent for the Maker or for any substantial part of the Maker's assets or property; (iii) the ordering of the winding up or liquidation of the Maker's affairs; (iv) the filing with respect to the Maker of a petition in any such involuntary bankruptcy case, which petition remains undismissed for a period of sixty (60) days or which is dismissed or suspended pursuant to Section 305 of the Federal Bankruptcy Code (or any corresponding provision of any future United States bankruptcy law); (v) the commencement by the Maker of a voluntary case under any bankruptcy, insolvency or other similar law now or hereafter in effect; (vi) the consent by the Maker to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar agent for the Maker or for any substantial part of the Maker's assets or property; or (vii) the making by the Maker of any general assignment for the benefit of creditors;

Exhibit C-2
Second Amended and Restated Operating Agreement
101122159.10

(f)    (i) any failure by the Maker to make any payment at maturity (after giving effect to any applicable grace period) of any Debt of the Maker in a principal amount in excess of $100,000,000 and continuance of such failure, or (ii) the acceleration of Debt of the Maker in an amount in excess of $100,000,000 because of a default with respect to such Debt without such Debt having been discharged or such acceleration having been cured, waived, rescinded or annulled within a period of 30 days after written notice to the Maker by the Holder; and
(g)    [the occurrence and continuance of any “event of default” under the Security Agreement[(s)], dated as of the Date of Issuance, relating to this Note].5
For purposes of this Section 3, “Debt” means, with respect to the Maker, without duplication, (a) all obligations of the Maker for borrowed money; and (b) all obligations of the Maker evidenced by bonds, debentures, notes or other similar instruments.
4.    REPORT TO THE HOLDER. The Maker shall deliver to the Holder promptly and in any event within 30 days after the Maker becomes aware or should reasonably become aware of the occurrence of a Default, a certificate signed by an officer of the Maker setting forth the details of the Default, and the action which the Maker proposes to take with respect thereto. “Default” means any event that is, or after notice or passage of time or both would be, an Event of Default.
5.    REMEDIES. If an Event of Default occurs, the Holder may, at its election, (a) accelerate repayment of the Outstanding Balance, in which case the Outstanding Balance plus all accrued and unpaid interest thereon shall be due and payable immediately, (b) pursue a claim for payment of the amounts required to be paid hereunder and (c) pursue any and all other remedies available under applicable law; provided that, if an Event of Default occurs pursuant to Section 3(e), the Outstanding Balance plus all accrued and unpaid interest thereon shall be due and payable immediately, unless the Holder elects otherwise in a written notice delivered to the Maker.

_________________________
5Include this Section 3(g) in the event that the Maker is required to secure its obligations hereunder with collateral pursuant to Section 13.1 of the Agreement. The Security Agreement(s) shall be in form and substance reasonably satisfactory to the Holder and the Maker (including agreed cure periods (if any) before “defaults” thereunder become “events of default” thereunder), as contemplated by Section 13.1 of the Agreement.

Exhibit C-3
Second Amended and Restated Operating Agreement
101122159.10

6.    COVENANT TO MAINTAIN EXISTENCE. The Maker will do all things necessary to preserve and keep in full force and effect its corporate existence; provided, however, that, subject to Section 8, the Maker shall be permitted to engage in any transaction or series of related transactions for the purposes of re-incorporating in another United States jurisdiction so long as a Change in Control does not occur as a result thereof and so long as such re-incorporated entity remains liable under this Note to perform the obligations of the Maker hereunder to the same extent as the Maker. For purposes of this Section 6, a “Change in Control” means: (a) an event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto, and the rules and regulations of the SEC promulgated thereunder (the “Exchange Act”), but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the Beneficial Owner (as defined in Rule 13d-3 and Rule 13d-5 of the Exchange Act), directly or indirectly, of more than 50% of the total voting stock of the Maker on a fully-diluted basis (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right); or (b) an event or series of events by which during any period of 12 consecutive months, a majority of the members of the Board of Directors or other equivalent governing body of the Maker cease to be composed of individuals (i) who were members of that Board of Directors on the first day of such period, (ii) whose election or nomination to that Board of Directors was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that Board of Directors or (iii) whose election or nomination to that Board of Directors was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that Board of Directors.
7.    REPRESENTATIONS AND WARRANTIES. The Maker hereby represents and warrants to the Holder as of the date hereof that (i) the Maker is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to make, execute and deliver this Note to the Holder, (ii) this Note has been duly executed and delivered by the Maker and is the legal, valid and binding obligation of the Maker, enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally, and (iii) the execution, delivery and performance by the Maker of this Note do not and will not (A) violate any provision of the charter or other organizational documents of the Maker, (B) except for consents that have been obtained and are in full force and effect, conflict with, result in a breach of, or constitute (or with the giving of notice or lapse of time or both, would constitute) a default under, or require the approval or consent of any person pursuant to, any contractual obligation of the Maker or violate any applicable law binding on the Maker, except where such violation, conflict, breach or default would not reasonably be expected, individually or in the aggregate, to subject the Holder to any liability or (C) result in the creation or imposition of any lien or security interest upon any asset of the Maker, or any income or profits therefrom.
8.    CONSOLIDATION, MERGER OR TRANSFER OF ASSETS. The Maker may consolidate with or merge into any person or convey, transfer or lease its properties and assets substantially as an entirety to another person (other than a subsidiary of the Maker) only if: (i) the resulting, surviving or transferee person (if other than the Maker) is a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia; (ii) such corporation (if other than the Maker) assumes all of the obligations of the Maker under this Note; (iii) immediately after giving effect to the transaction, no Event of Default and no Default has occurred and is continuing; and (iv) the Maker delivers

Exhibit C-4
Second Amended and Restated Operating Agreement
101122159.10

to the Holder a certificate executed by its principal executive officer or principal financial officer and an opinion of a nationally recognized law firm, each stating that such consolidation, merger, conveyance, transfer or lease complies with the terms of this Note, including this Section 8.
9.    MISCELLANEOUS.
9.1    This Note shall be construed and enforced in accordance with and governed by the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.
9.2    The titles, captions and headings of this Note are provided for convenience of reference only and shall not be deemed to constitute a part of this Note. Unless otherwise specifically stated, all references herein to “sections” and “appendices” will mean “sections” and “appendices” to this Note.
9.3    All notices to the Maker or the Holder shall be sent to the applicable address set forth in this Section 9.3. All notices are effective the next day, if sent by recognized overnight courier or facsimile, or five (5) days after deposit in the United States mail, postage prepaid, properly addressed and return receipt requested.

To the Maker:	To the Holder:
Micron Technology, Inc.	Intel Corporation
****	****
****	****
****	Attention: ****
Attention: ****	Fax Number: ****
Fax Number: ****	(with a copy to the **** at the same address)
And to:
Micron Technology, Inc.	Wire Transfer Instructions: [______]
****	Bank Name: [______]
****	Bank Address: [______]
****	ABA No.: [______]
Attention: ****	Account No: [______]
Fax Number: ****	Beneficiary Name: Intel Corporation
Reference: [______]

9.4    No amendment of any provision of this Note shall be effective unless the same shall be in writing and signed by the Holder. No delay or omission to exercise any right, power or remedy accruing to the Holder upon any breach or default of the Maker under this Note shall impair any such right, power or remedy of the Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach of default thereafter occurring or any waiver of any other breach or default theretofore or thereafter occurring. The acceptance at any time by the Holder of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable. Any waiver, permit, consent or approval of any kind or

Exhibit C-5
Second Amended and Restated Operating Agreement
101122159.10

character on the part of the Holder of any breach or default under this Note or any waiver on the part of the Holder of any provisions or conditions of this Note, must be in writing and shall be effective only to the extent specifically set forth in such writing.
9.5    Notwithstanding anything to the contrary contained in any agreement, instrument or document, the Holder and its subsidiaries (as applicable) are hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off against, and apply to the Holder's or any of its subsidiaries' obligations under, any agreement, instrument or document, any and all obligations at any time owing by the Maker to the Holder under this Note to the extent such obligations are due and payable by the Maker pursuant to the terms hereof but have not been so paid by the Maker, irrespective of whether the Holder shall have made any demand under this Note. The rights of the Holder under this Section 9.5 are in addition to all other rights and remedies (including other rights of setoff) that the Holder may have against the Maker. The Holder agrees to notify the Maker promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The Maker shall have no rights of setoff relating to, or arising out of, this Note.
9.6    This Note may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
9.7    Subject to Section 9.13, should any provision of this Note be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Note shall remain in full force in all other respects and the parties hereto shall negotiate in good faith appropriate modifications to this Note that most nearly effects the parties' intent in entering into this Note.
9.8    The Maker hereby waives presentment, demand, protest, notice of dishonor, diligence and all other notices, any release or discharge arising from any extension of time, discharge of a prior party, release of any or all of any security given from time to time for this Note, or other cause of release or discharge other than actual payment in full hereof.
9.9    The Holder shall not be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the Holder and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.
9.10    The Maker agrees to pay to the Holder any and all costs and expenses, including attorneys' fees and expenses, that the Holder may incur in connection with (a) the collection of all sums payable hereunder or (b) the exercise or enforcement of any of the rights, powers or remedies of the Holder under this Note or applicable law (including in connection with any bankruptcy proceeding or workout). Any such amounts shall be payable on demand, with interest at the rate provided above.
9.11    This Note is intended by Maker as a final expression of its agreement regarding the subject matter hereof and contains a complete and exclusive statement of the terms and conditions of such agreement.

Exhibit C-6
Second Amended and Restated Operating Agreement
101122159.10

9.12    This Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except to the extent required hereby or as and to the extent expressly permitted by Section 6 or 8, the Maker may not assign or transfer any interest hereunder without the prior written consent of the Holder. Neither the Holder, nor any subsequent holder hereof, may transfer or assign this Note without the prior written consent of the Maker, which consent shall not be unreasonably withheld or delayed.
9.13    The rate of interest payable under this Note shall in no event exceed the maximum rate permissible under applicable law. If the rate of interest payable under this Note is ever reduced as a result of this Section 9.13 and at any time thereafter the maximum rate permitted by applicable law shall exceed the rate of interest provided for in this Note, then the rate provided for in this Note shall be increased to the maximum rate provided by applicable law for such period as is required so that, to the extent possible, the total amount of interest received by the Holder is that which would have been received by the Holder but for the operation of the first sentence of this paragraph.
9.14    [This Note and the Holder are entitled to the benefits of the Security Agreement(s), dated as of the Date of Issuance, relating to this Note.]6

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

_____________________________
6Include this Section 9.14 in the event that the Maker is required to secure its obligations hereunder with collateral pursuant to Section 13.1 of the Agreement. The Security Agreement(s) shall be in form and substance reasonably satisfactory to the Holder and the Maker, as contemplated by Section 13.1 of the Agreement.

Exhibit C-7
Second Amended and Restated Operating Agreement
101122159.10

IN WITNESS WHEREOF, the Maker has executed this Note as of the date first above written.

MICRON TECHNOLOGY, INC.

By:

Name:

Title:

ACKNOWLEDGED AND ACCEPTED:

INTEL CORPORATION

By:

Name:

Title:

SIGNATURE PAGE TO
SENIOR [UNSECURED] PUT PROMISSORY NOTE
ISSUED BY MICRON TECHNOLOGY, INC.
TO INTEL CORPORATION

Exhibit C-8
Second Amended and Restated Operating Agreement
101122159.10